SHAREHOLDER LETTER




Dear Shareholder:

This annual report for the Franklin Strategic Series covers the fiscal year ended April 30, 1999.

A YEAR TO REMEMBER.

Looking back, the 12 months under review turned out to be an eventful year for many investors. Despite economic and financial turmoil overseas, U.S. employment rose, our economy grew at a remarkable pace, and inflation remained practically non-existent. On April 30, 1998, the Dow Jones(R) Industrial Average (the Dow) closed at 9063.37.(1) It climbed throughout most of the summer, but due to investor concerns about economic crises in Asia and Russia, it fell to 8051.68 on August 28 and suffered an additional 512.61 point drop on August 31.

Concerned about the possible impact of global economic turmoil on the U.S. economy, the Federal Reserve Board cut short-term interest rates three times in the fall. This fueled an October rally, which set the Dow on the road to record highs. Led by blue chip, technology and internet-related stocks, on March 29, 1999, it broke through the 10000 level for the first time in its history. And that was just the beginning -- on April 30, 1999, the Dow closed at a record high of 10789.04. The S&P 500(R) Composite Index, which represents many more stocks, also performed well, closing at 1111.75 on April 30, 1998, and at 1335.18 on April 30, 1999.


(1.) Source: Standard & Poor's(R) Micropal. Dow Jones Industrial Average total return calculated by Wilshire Associates, Inc.



CONTENTS

Shareholder Letter ....................................................        1

Fund Reports

  Franklin Blue Chip Fund .............................................        4

  Franklin California
  Growth Fund .........................................................       10

  Franklin MidCap
  Growth Fund .........................................................       18

  Franklin Small Cap
  Growth Fund .........................................................       24

Financial Highlights &
Statement of Investments ..............................................       32

Financial Statements ..................................................       58

Notes to
Financial Statements ..................................................       63

Independent

Auditors' Report ......................................................       71

Tax Information .......................................................       72

                                  FUND CATEGORY

                                [PYRAMID GRAPHIC]

-PAGE-
THINGS ARE NOT ALWAYS WHAT THEY SEEM.

A cursory look at the figures noted above might cause one to conclude that the reporting period was a good year for all stocks. Nothing could be further from the truth. The Dow represents only 19.5% of the value of all publicly traded stocks,(2) and in 1998, the S&P 500 gained 28.72%, but only 100 stocks accounted for 85% of its return.(3) In fact, in that same year, about 42% of its stocks lost ground.

WHAT ABOUT NEXT YEAR?

As we look forward to the rest of 1999, it is important to realize that the prolonged bull market we have been experiencing for the past four years is extremely unusual, and that past performance is not predictive of future results. Revived economic activity in Europe, Asia and Latin America could increase demand for many goods and services. A tighter supply of these goods and services might result in increased inflation and cause investors to become more cautious. However, it is also important to remember that over the long term, stocks and bonds have historically delivered impressive results. For this reason, we encourage you to discuss your financial goals with your investment representative, stay focused on the long term, and diversify your investments. As you know, mutual funds offer a level of diversification almost impossible for individual investors to achieve on their own.

(2.) Source: Wilshire Associates, Inc.

(3.) Source: Morgan Stanley Dean Witter & Co.



2

-PAGE-
Whatever direction the market takes, you can rest assured that Franklin Templeton's portfolio managers are dedicated to providing our shareholders with careful selection and constant professional supervision. As always, we appreciate your support, welcome your comments and look forward to serving your investment needs.

Sincerely,



/s/ Rupert H. Johnson, Jr.
-----------------------------
    Rupert H. Johnson, Jr.
    President
    Franklin Strategic Series

                                                                               3

-PAGE-
FRANKLIN BLUE CHIP FUND




Your Fund's Goal: Franklin Blue Chip Fund seeks long-term capital appreciation by investing primarily in high quality, blue chip companies with market capitalization of $1 billion or more, that the managers believe are leaders in their industries and are positioned for stable, long-term growth potential.


The fiscal year ended April 30, 1999, provided both good and bad news for investors. The good news was relatively low interest rates and benign inflation, while the bad news was widespread financial and political instability abroad. Large-cap growth stocks generally appreciated in value as investors showed a strong desire for stable earnings growth, while mid- and small-cap stocks did not perform nearly as well. Within this environment, Franklin Blue Chip Fund delivered a +16.18% one-year cumulative total return, as shown in the Performance Summary on page 8, while the fund's benchmarks, the Morgan Stanley Capital International(R) (MSCI) World Index and the Standard & Poor's (S&P(R)) 500(R) Index, provided a return of 16.37% and 21.82% respectively.(1)



(1.) Source: Standard & Poor's(R) Micropal. The unmanaged MSCI World Index tracks The performance of approximately 1,450 securities in 22 countries, and is designed to measure world stock market performance. The unmanaged S&P 500 Index includes 500 domestic securities.

Indices include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 33 of this report.



4

-PAGE-
In selecting investments for the fund, we search for companies which demonstrate market dominance, management excellence, and strong growth in revenues, earnings, or earnings before interest, taxes, depreciation and amortization. Our rigorous analysis helps us find high-quality companies, and our long-term orientation usually leads to low portfolio turnover.

During the reporting period, we substantially re-allocated the fund's portfolio to reflect the wealth of opportunities in the U.S. market, and our domestic holdings rose from 60.5% of total net assets on April 30, 1998 to 87.9% on April 30, 1999. This change was reflected in the performance of the fund, which delivered a return of +6.58% for the three months ended April 30, 1999, while the S&P 500 Index delivered a return of 4.67% for the same period.(2)

The fund's portfolio was well diversified by industry, with the greatest concentrations in high-growth industry groups such as electronic technology, health technology, finance, and consumer durables. Prices of health and electronic technology stocks generally rose, and our positions in Abbott Labs, Intel and Cisco Systems strengthened the fund's performance. We added Pfizer, Schering Plough and Bristol-Meyers Squibb (pharmaceuticals), as well as EMC (peripherals) and Automatic Data Processing to the portfolio because we believed they offer potential for sustainable long-term earnings growth.




(2.) Source: Standard & Poor's Micropal.



PORTFOLIO BREAKDOWN
FRANKLIN BLUE CHIP FUND
BASED ON TOTAL NET ASSETS
4/30/99

Finance                           14.0%

Consumer Non-Durables             12.0%

Health Technology                 11.4%

Electronic Technology             10.2%

Technology Services                7.7%

Telecommunications                 7.6%

Producer Manufacturing             5.7%

Energy Minerals                    5.0%

Process Industries                 4.6%

Retail                             4.5%

Other Industries                   8.8%

Cash & Equivalents                 8.5%


                                                                               5

-PAGE-
TOP 10 HOLDINGS
Franklin Blue Chip Fund
Based on Total Net Assets
4/30/99

COMPANY,                        % OF TOTAL
INDUSTRY, COUNTRY               NET ASSETS
------------------------------------------
Microsoft Corp.
Technology Services, U.S.       2.9%

General Electric Co.
Producer Manufacturing, U.S.    2.9%

Intel Corp.
Electronic Technology, U.S.     2.2%

Royal Dutch Petroleum Co.,
N.Y.shs.
Energy Minerals, Netherlands    2.1%

Wal-Mart Stores Inc.
Retail Trade, U.S.              2.0%

Coca-Cola Co.
Consumer Non-Durables, U.S.     1.8%

Countrywide Credit
Industries Inc.
Finance, U.S.                   1.7%

Avery Dennison Corp.
Producer Manufacturing, U.S.    1.7%

Marsh & McLennan Cos. Inc.
Finance, U.S.                   1.7%

American International
Group Inc.
Finance, U.S.                   1.7%


Our holdings in the financial industry group delivered mixed results, with strong performance from Charles Schwab Corp. and American International Group Inc. helping offset flat performance from Merrill Lynch & Co., Inc. During the reporting period, we added to our holdings in this sector by initiating positions in Chase Manhattan Corp. and insurers Marsh & McLennan Cos. Inc. and AFLAC Inc.

However, not all the news was good. The fund's performance was adversely affected by its underweighting in telecommunications stocks, which appreciated significantly during the year in review and were more heavily represented in the index.

This discussion reflects our views, opinions and portfolio holdings as of April 30, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may give you a better understanding of our investment and management philosophy.

Looking forward, we believe prospects remain bright for companies with high-quality assets, solid management, and sound competitive strategies, with the potential to generate strong

6

-PAGE-
growth well into the future. We thank you for your participation in Franklin Blue Chip Fund and look forward to serving your investment needs in the years to come.

Sincerely,

/s/ Sally E. Haff
-----------------
Sally E. Haff
Portfolio Manager
Franklin Blue Chip Fund

 SALLY EDWARDS HAFF, CFA

  Sally Edwards Haff is a senior vice president of Franklin Advisers, Inc. She is the portfolio manager of Franklin Blue Chip Fund and Franklin Utilities Fund.

  Ms. Haff joined Franklin in 1986 as a management trainee. Prior to her current responsibilities, she managed Franklin Global Utilities Fund, Franklin Convertible Securities Fund and Franklin Valuemark Global Utilities. She was also an industry analyst specializing in re- search analysis of utility, networking equipment, tobacco, food, consumer goods and emerging growth industries.

  Ms. Haff is a Chartered Financial Analyst (CFA) and holds a bachelor of arts degree in economics from the University of California at Santa Barbara. She is a member of the Security Analysts of San Francisco, the International Society of Financial Analysts and the Association for Investment Management and Research (AIMR).

                                                                               7

-PAGE-
FRANKLIN BLUE CHIP FUND

Class A (formerly Class I): Subject to the current,maximum 5.75% initial sales charge. Prior to August 3, 1998,fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

PERFORMANCE SUMMARY AS OF 4/30/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the fund's operating expenses. Past distributions are not indicative of future results. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (5/1/98-4/30/99)

  Class A                     Change           4/30/99   4/30/98
  --------------------------------------------------------------
  Net Asset Value            +$1.95             $14.41    $12.46

                              Distributions
                              ----------------------------------
  Dividend Income                     $0.0571


PERFORMANCE

                                                           INCEPTION
  CLASS A                                      1-YEAR      (6/3/96)
  -----------------------------------------------------------------
  Cumulative Total Return(1)                  +16.18%      +47.60%
  Average Annual Total Return(2)               +9.50%      +12.03%
  Value of $10,000 Investment(3)             $10,950      $13,912

                                              4/30/98     4/30/99

                                             --------     -------
  One-Year Total Return(4)                    +16.41%      +16.18%

(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.

(3.) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge.

(4.) One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

8

-PAGE-
                                                         FRANKLIN BLUE CHIP FUND
TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, fund expenses, account fees, and reinvested distributions.


  AVERAGE ANNUAL TOTAL RETURN
  4/30/99

  Class A
  ---------------------------------
  1-Year                     +9.50%

  Since Inception (6/3/96)   +12.03%

      TOTAL RETURN INDEX COMPARISON
        Franklin Blue Chip Fund
        $10,000 Investment (6/3/96 - 4/30/99)


[LINE GRAPH]

The following chart shows in graph format the cumulative total return of a $10,000 investment in the Fund - Class A, June 3, 1996 (inception) as of April 30, 1999.

      DATE          FRANKLIN BLUE        MSCI             S&P 500        MS WORLD          S&P 500
                      CHIP FUND          WORLD             INDEX           GT$
                                         INDEX

     6/3/96            $9,425           $10,000          $10,000
     6/30/96           $9,548           $10,052          $10,038          0.52%             0.38%
     7/31/96           $9,274            $9,698          $9,594           -3.52%           -4.42%
     8/31/96           $9,359            $9,812          $9,797           1.17%             2.11%
     9/30/96           $9,651           $10,197          $10,348          3.93%             5.63%
    10/31/96           $9,651           $10,271          $10,634          0.72%             2.76%
    11/30/96           $10,028          $10,848          $11,438          5.62%             7.56%
    12/31/96           $9,955           $10,676          $11,211          -1.58%           -1.98%
     1/31/97           $10,126          $10,807          $11,912          1.22%             6.25%
     2/28/97           $10,182          $10,933          $12,005          1.17%             0.78%
     3/31/97           $10,021          $10,719          $11,512          -1.96%           -4.11%
     4/30/97           $10,287          $11,072          $12,199          3.29%             5.97%
     5/31/97           $10,969          $11,757          $12,942          6.19%             6.09%
     6/30/97           $11,358          $12,345          $13,522          5.00%             4.48%
     7/31/97           $11,823          $12,915          $14,598          4.62%             7.96%
     8/31/97           $10,884          $12,054          $13,780          -6.67%           -5.60%
     9/30/97           $11,358          $12,711          $14,536          5.45%             5.48%
    10/31/97           $10,438          $12,043          $14,050          -5.25%           -3.34%
    11/30/97           $10,543          $12,259          $14,701          1.79%             4.63%
    12/31/97           $10,696          $12,410          $14,953          1.23%             1.72%
     1/31/98           $10,802          $12,757          $15,119          2.80%             1.11%
     2/28/98           $11,446          $13,622          $16,210          6.78%             7.21%
     3/31/98           $11,763          $14,200          $17,039          4.24%             5.12%
     4/30/98           $11,974          $14,340          $17,212          0.99%             1.01%
     5/31/98           $11,696          $14,162          $16,916          -1.24%           -1.72%
     6/30/98           $11,955          $14,501          $17,602          2.39%             4.06%
     7/31/98           $11,946          $14,479          $17,414          -0.15%           -1.07%
     8/31/98           $10,235          $12,550          $14,896         -13.32%          -14.46%
     9/30/98           $10,658          $12,775          $15,851          1.79%             6.41%
    10/31/98           $11,648          $13,932          $17,139          9.06%             8.13%
    11/30/98           $12,272          $14,763          $18,178          5.96%             6.06%
    12/31/98           $12,647          $15,486          $19,225          4.90%             5.76%
     1/31/99           $13,053          $15,827          $20,029          2.20%             4.18%
     2/28/99           $12,917          $15,408          $19,406          -2.65%           -3.11%
     3/31/99           $13,487          $16,052          $20,182          4.18%             4.00%
     4/30/99           $13,912          $16,687          $20,963          3.96%             3.87%

(*)Source: Standard & Poor's(R) Micropal. We are replacing the MSCI World
Index with the S&P 500 Index as the fund's benchmark. We believe its composition provides a more appropriate comparison to the fund's current portfolio because the fund now has a more domestic focus. The S&P 500 Index measures the performance of 500 domestic stocks. The MSCI World Index, which may be excluded from next year's report, includes approximately 1,450 companies representing the stock markets of 22 countries, including the U.S., Australia, and several countries in Europe and Asia. The indices include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

Past performance is not predictive of future results.

                                                                               9
-PAGE-
         FRANKLIN CALIFORNIA GROWTH FUND

         Your Fund's Goal: Franklin California Growth Fund seeks capital appreciation through a policy of investing at least 65% of its assets in the securities of companies either headquartered or conducting a majority of their operations in the state of California. The fund may also invest in foreign securities.

         Dear Shareholder:

         This annual report of Franklin California Growth Fund covers the year ended April 30, 1999, a challenging period for the fund. During this time, a number of California companies suffered a loss of business due to financial woes in Asia and Latin America, but global economic conditions improved toward the end of the period, and the U.S. equity market reached record-breaking levels. However, gains were concentrated in large-capitalization (cap) equities, while smaller companies' stocks generally declined, and some commodity-related sectors remained weak.

         Within this environment, Franklin California Growth Fund Class A delivered a +6.39% one-year cumulative total return, as shown in the Performance Summary on page 15. For the same period, the fund's benchmarks, the Standard and Poor's(R) 500 (S&P 500(R)) Composite Index, the Franklin California Growth 250 (CA 250) Index(R)(1) and the Bloomberg California Index(2),

         (1). The Franklin CA 250 Index consists of equal weightings of California's top 250 companies, based on market capitalization, and is rebalanced quarterly.

         (2). We are introducing the Bloomberg California Index as an additional benchmark for the fund because we believe its composition provides an appropriate comparison to the fund's current and past portfolio. It is a price-weighted index, and measures the performance of over 700 California-based companies.

         You will find a complete listing of the fund's portfolio holdings, including dollar value 10 and number of shares or principal amount, beginning on page 39 of this report.

10

-PAGE-
returned 21.82%,(3) 12.64%(4) and 4.90%,(5) respectively. While the fund's return was lower than we would have liked, its performance greatly improved during the latter part of the reporting period, and for the six months prior to the end of the reporting period, it delivered a +22.70% cumulative total return. The S&P 500, the Franklin CA 250 and the Bloomberg California Index returned 22.32%, 29.02% and 26.86%, respectively, for the same six months. It is also important to view your investment with a long-term perspective. As you can see in the Performance Summary, the fund delivered cumulative total returns of +56.43% and +197.84%, respectively, for the three- and five-year periods ended April 30, 1999.

On April 30, 1999, the fund held 91.7% of total net assets in equities, 0.8% in convertible bonds and 7.5% in cash & equivalents. The portfolio included some large-cap growth stocks, which advanced during the reporting period's momentum-driven market, but more than 58% of assets represented shares of companies with less than $10 billion in market capitalization, many of which fell during the period.

The portfolio had large technology weightings, and the value of many of our electronic technology shares appreciated significantly during the reporting period. For example, the fund's top two positions on April 30, 1999, Cisco Systems Inc. and Sun Microsystems Inc., rose in value 133% and 190%, respectively. Stocks of on-line brokerage service companies also performed well, as the price of the fund's fourth largest holding, Charles Schwab Corp., rose 370%, and our E(*)Trade Group Inc. shares appreciated an astounding 826%. Taking advantage of this increase, we sold some of our E(*)Trade Group shares for a substantial profit. Despite the fact that Internet-related stocks were highly volatile, they have

(3.) Source: Standard & Poor's Micropal.
(4.) Source: CDA/Wiesenberger.
(5.) Source: Bloomberg.

Indices are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

PORTFOLIO BREAKDOWN
Franklin California Growth Fund
Based on Total Net Assets
4/30/99

Electronic Technology                 27.1%

Technology Services                   13.0%

Finance                               11.2%

Health Technology                      7.4%

Real Estate                            5.5%

Retail Trade                           4.7%

Consumer Services                      3.4%

Telecommunications                     3.1%

Other Sectors                         17.1%

Cash & Equivalents                     7.5%


                                                                              11

-PAGE-
  TOP 10 HOLDINGS
  Franklin California Growth Fund
  4/30/99

  COMPANY,                    % OF TOTAL
  INDUSTRY                    NET ASSETS
  --------------------------------------
  Cisco Systems Inc.
  Electronic Technology        3.6%

  Sun Microsystems Inc.
  Electronic Technology        2.9%

  Providian Financial Corp.
  Finance                      2.7%

  Charles Schwab Corp.
  Finance                      2.6%

  Uniphase Corp.
  Electronic Technology        1.9%

  Hewlett-Packard Co.
  Electronic Technology        1.9%

  Safeway Inc.
  Retail Trade                 1.9%

  Clorox Co.
  Consumer Non-Durables        1.8%

  Avery Dennison Corp.
  Producer Manufacturing       1.8%

  AirTouch Communications Inc.
  Telecommunications           1.7%

generally demonstrated phenomenal growth, and we initiated positions in some of them, including At Home Corp., eBay Inc., and Yahoo! Inc.

Health technology was another sector on which we focused. Our positions in some of the largest U.S. biotechnology companies, including Genentech Inc., Chiron Corp. and Amgen Inc., gained value during the reporting period, and we purchased shares of some smaller-cap companies such as Affymetrix Inc., a gene discovery and analysis firm, and Gilead Sciences Inc., a developer of new human therapeutics based on nucleotides (the building blocks of genes). At the end of the reporting period, California was home to approximately one-third of all U.S. biotechnology companies, and in our opinion, many of these companies have extraordinary growth potential.

Although the fund's exposure to energy minerals and real estate was relatively small, these sectors had a negative impact on its performance. The price of oil dropped substantially during the reporting period, hurting the value of our shares of Nuevo Energy Co. and Unocal Corp., and real estate investment trusts in general experienced their lowest absolute and relative valuation levels since Congress first made them an investment class in 1960.

Looking forward, we believe California companies are poised to benefit from both domestic and foreign growth. We have recently witnessed an apparent broadening of investment in U.S. markets, indicating a potential recovery for the small cap sector; many Asian and Latin American economies appear to be recovering from the period's turmoil; and over 100 interest rate reductions during the year by more than 40 central banks around the world bodes well for the global economy. California is already an economic powerhouse, representing almost 13% of U.S. gross domestic product, and generating over $1 trillion in goods and services during 1997 (more than all other western states combined).(6)

(6). Source: "California, An Economic Profile." California Trade and Commerce Agency, Office of Economic Research, October 1998.

12

-PAGE-
Among the nearly 1,400 publicly traded companies in Franklin Templeton's own "backyard," we find no shortage of attractive opportunities on the investment horizon. Using our focused management approach and our staff of more than 30 fundamental research analysts, we shall continue to search for companies offering exceptional long-term investment opportunities.

It is important to remember that there are certain risks involved with investing in a non-diversified fund concentrating in securities associated with a single state, such as increased susceptibility to adverse economic or regulatory developments. The fund also invests a portion of its assets in small or relatively new or unseasoned companies, which involves the additional risks related to relatively small revenues, limited product lines and small market share. These and other risks are described in the prospectus.

This discussion reflects our views and opinions as of April 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you better understand our investment and management philosophy.

Thank you for your participation in Franklin California Growth Fund. We welcome any comment or suggestions you may have, and look forward to serving your investment needs in the years to come.

Sincerely,

/s/ Conrad B. Herrmann
----------------------
Conrad B. Herrmann
Portfolio Manager
Franklin California Growth Fund

                                                                           13

-PAGE-
FRANKLIN CALIFORNIA
GROWTH FUND

  Class A (formerly Class I):

  Subject to the current,maximum 5.75% initial sales charge.Prior to August 3,1998,fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the fund's manager increased the fund's total returns. Without this reduction,the fund's total returns would have been lower.

  Class B:

  Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

  Class C (formerly Class II):

  Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PERFORMANCE SUMMARY AS OF 4/30/99

Distributions will vary based on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (5/1/98-4/30/99)

  CLASS A                             CHANGE           4/30/99   4/30/98
  ----------------------------------------------------------------------
  Net Asset Value                     +$0.85           $25.82     $24.97

                                      DISTRIBUTIONS
                                      --------------------------

  Dividend Income                     $0.1462
  Long-Term Capital Gain              $0.2388
  Short-Term Capital Gain             $0.2869
       TOTAL                          $0.6719

  CLASS B                             CHANGE           4/30/99    1/1/99
  -----------------------------------------------------------------------
  Net Asset Value                     +$1.44           $25.75     $24.31


  CLASS C                             CHANGE           4/30/99    4/30/98
  -----------------------------------------------------------------------
  Net Asset Value                     +$0.82            $25.63    $24.81

                                      DISTRIBUTIONS
                                      --------------------------
  Long-Term Capital Gain              $0.2388
  Short-Term Capital Gain             $0.2869

       TOTAL                          $0.5257

Franklin California Growth Fund paid distributions derived from long-term capital gains of 23.88 cents ($0.2388) per share in December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

                 Past performance is not predictive of future results.
14
-PAGE-
PERFORMANCE

                                                                    INCEPTION
  CLASS A                            1-YEAR    3-YEAR    5-YEAR    (10/30/91)
  ---------------------------------------------------------------------------
  Cumulative Total Return(1)          +6.39%   +56.43%    +197.84%    +290.23%
  Average Annual Total Return(2)      +0.29%   +13.82%     +22.92%     +18.96%
  Value of $10,000 Investment(3)    $10,029   $14,747     $28,061     $36,775


                            4/30/95   4/30/96  4/30/97   4/30/98   4/30/99
---------------------------------------------------------------------------
  One-Year Total Return(4)  +29.09%   +47.42%   +8.94%   +34.98%   +6.39%

                                                                    INCEPTION
  CLASS B                                                           (1/1/99)
  ---------------------------------------------------------------------------
  Cumulative Total Return(1)                                          +5.88%
  Aggregate Total Return(2)                                           +1.88%
  Value of $10,000 Investment(3)                                    $10,188

                                                                    INCEPTION
  CLASS C                                                1-YEAR     (9/3/96)
  ----------------------------------------------------------------------------
  Cumulative Total Return(1)                             +5.67%      +54.64%
  Average Annual Total Return(2)                         +3.63%      +17.41%
  Value of $10,000 Investment(3)                       $10,363      $15,312

                                                         4/30/98   4/30/99
  ------------------------------------------------------------------------
  One-Year Total Return(4)                               +34.02%   +5.67%


(1). Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

(3). These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4). One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

     Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

                                                                              15

-PAGE-
FRANKLIN CALIFORNIA
GROWTH FUND

  AVERAGE ANNUAL TOTAL RETURN
  4/30/99

  CLASS A
  ----------------------------------
  1-Year                       +0.29%

  3-Year                      +13.82%

  5-Year                      +22.92%

  Since Inception -10/30/91)  +18.96%


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged indices differ from the fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge-s), fund expenses, account fees, and reinvested distributions.

TOTAL RETURN INDEX COMPARISON
Franklin California Growth Fund - Class A
$10,000 Investment -10/30/91 - 4/30/99)

The following line graph compares the performance of Franklin California Growth Fund, Class A with the Franklin CA 250 Growth Index* and the S&P 500-R) Composite Index** since the inception of the fund.

*  Source: CDA/Wiesenberger
** Source: Standard and Poor's Micropal.

            FRANKLIN
           CALIFORNIA
          GROWTH FUND -    S&P 500 STOCK   FRANKLIN CA 250
 DATE       CLASS A            INDEX        GROWTH INDEX     S&P 500%   Cal 250%
--------------------------------------------------------------------------------
10/30/91    $ 9,424          $10,000          $10,000
10/31/91    $ 9,509          $10,004          $10,015         0.04%      0.15%
11/30/91    $ 8,744          $ 9,601          $ 9,199        -4.03%     -8.15%
12/31/91    $ 9,714          $10,699          $10,301        11.44%     11.98%
 1/31/92    $10,409          $10,500          $11,101        -1.86%      7.77%
 2/28/92    $10,542          $10,636          $11,271         1.29%      1.53%
 3/31/92    $ 9,829          $10,428          $10,527        -1.95%     -6.60%
 4/30/92    $ 9,319          $10,735          $10,093         2.94%     -4.12%
 5/31/92    $ 9,419          $10,787          $10,155         0.49%      0.61%
 6/30/92    $ 8,835          $10,627          $ 9,578        -1.49%     -5.68%
 7/31/92    $ 9,093          $11,061          $ 9,898         4.09%      3.34%
 8/31/92    $ 8,691          $10,835          $ 9,465        -2.05%     -4.38%
 9/30/92    $ 8,797          $10,961          $ 9,554         1.17%      0.94%
10/31/92    $ 9,218          $10,999          $10,083         0.34%      5.54%
11/30/92    $10,041          $11,373          $11,016         3.40%      9.26%
12/31/92    $10,249          $11,512          $11,302         1.23%      2.59%
 1/31/93    $10,576          $11,609          $11,719         0.84%      3.69%
 2/28/93    $10,143          $11,767          $11,237         1.36%     -4.11%
 3/31/93    $10,258          $12,015          $11,348         2.11%      0.99%
 4/30/93    $ 9,835          $11,725          $10,922        -2.42%     -3.76%
 5/31/93    $10,547          $12,038          $11,744         2.67%      7.53%
 6/30/93    $10,524          $12,072          $11,710         0.29%     -0.29%
 7/31/93    $10,282          $12,024          $11,742        -0.40%      0.27%
 8/31/93    $10,970          $12,480          $12,318         3.79%      4.91%
 9/30/93    $11,425          $12,384          $12,605        -0.77%      2.33%
10/31/93    $11,580          $12,640          $12,788         2.07%      1.45%
11/30/93    $11,551          $12,520          $12,628        -0.95%     -1.25%
12/31/93    $12,050          $12,672          $13,010         1.21%      3.02%
 1/31/94    $12,583          $13,102          $13,452         3.40%      3.40%
 2/28/94    $12,747          $12,747          $13,340        -2.71%     -0.83%
 3/31/94    $12,460          $12,192          $12,574        -4.36%     -5.74%
 4/30/94    $12,347          $12,348          $12,523         1.28%     -0.41%
 5/31/94    $12,419          $12,550          $12,475         1.64%     -0.38%
 6/30/94    $12,057          $12,243          $11,921        -2.45%     -4.44%
 7/31/94    $12,490          $12,644          $12,316         3.28%      3.31%
 8/31/94    $13,314          $13,163          $13,477         4.10%      9.43%
 9/30/94    $13,412          $12,841          $13,421        -2.44%     -0.42%
10/31/94    $13,867          $13,130          $13,688         2.25%      1.99%
11/30/94    $13,911          $12,652          $13,287        -3.64%     -2.93%
12/31/94    $14,042          $12,840          $13,473         1.48%      1.40%
 1/31/95    $14,030          $13,172          $13,800         2.59%      2.43%
 2/28/95    $15,007          $13,686          $14,497         3.90%      5.05%
 3/31/95    $15,575          $14,090          $15,109         2.95%      4.22%
 4/30/95    $15,939          $14,504          $15,598         2.94%      3.24%
 5/31/95    $16,575          $15,084          $16,062         4.00%      2.97%
 6/30/95    $17,690          $15,434          $17,226         2.32%      7.25%
 7/31/95    $19,197          $15,946          $18,671         3.32%      8.39%
 8/31/95    $19,632          $15,986          $19,064         0.25%      2.10%
 9/30/95    $20,115          $16,661          $19,452         4.22%      2.04%
10/31/95    $20,150          $16,601          $19,019        -0.36%     -2.23%
11/30/95    $20,786          $17,330          $19,778         4.39%      3.99%
12/31/95    $20,730          $17,664          $19,538         1.93%     -1.21%
 1/31/96    $20,974          $18,265          $19,712         3.40%      0.89%
 2/29/96    $21,682          $18,435          $20,434         0.93%      3.66%
 3/31/96    $21,862          $18,612          $20,135         0.96%     -1.46%
 4/30/96    $23,509          $18,885          $22,161         1.47%     10.06%
 5/31/96    $24,037          $19,372          $22,848         2.58%      3.10%
 6/30/96    $23,315          $19,446          $21,296         0.38%     -6.79%
 7/31/96    $21,933          $18,587          $19,563        -4.42%     -8.14%
 8/31/96    $23,302          $18,979          $21,128         2.11%      8.00%
 9/30/96    $24,799          $20,047          $22,763         5.63%      7.74%
10/31/96    $25,109          $20,600          $22,745         2.76%     -0.08%
11/30/96    $26,929          $22,158          $24,278         7.56%      6.74%
12/31/96    $27,039          $21,719          $24,569        -1.98%      1.20%
 1/31/97    $27,475          $23,077          $25,891         6.25%      5.38%
 2/28/97    $26,708          $23,257          $24,780         0.78%     -4.29%
 3/31/97    $25,160          $22,301          $23,494        -4.11%     -5.19%
 4/30/97    $25,597          $23,632          $23,574         5.97%      0.34%
 5/31/97    $28,058          $25,071          $26,215         6.09%     11.20%
 6/30/97    $28,115          $26,195          $27,145         4.48%      3.55%
 7/31/97    $30,558          $28,280          $29,974         7.96%     10.42%
 8/31/97    $30,372          $26,696          $30,666        -5.60%      2.31%
 9/30/97    $32,522          $28,159          $32,604         5.48%      6.32%
10/31/97    $31,461          $27,218          $30,475        -3.34%     -6.53%
11/30/97    $31,792          $28,479          $30,177         4.63%     -0.98%
12/31/97    $31,285          $28,968          $28,813         1.72%     -4.52%
 1/31/98    $30,829          $29,290          $30,769         1.11%      6.79%
 2/28/98    $33,264          $31,402          $33,467         7.21%      8.77%
 3/31/98    $33,956          $33,010          $34,036         5.12%      1.70%
 4/30/98    $34,565          $33,343          $35,071         1.01%      3.04%
 5/31/98    $32,738          $32,769          $32,707        -1.72%     -6.74%
 6/30/98    $33,507          $34,100          $33,535         4.06%      2.53%
 7/31/98    $31,913          $33,735          $32,136        -1.07%     -4.17%
 8/31/98    $26,631          $28,857          $25,648       -14.46%    -20.19%
 9/30/98    $28,392          $30,707          $28,359         6.41%     10.57%
10/30/98    $29,972          $33,203          $30,616         8.13%      7.96%
11/30/98    $32,162          $35,215          $33,467         6.06%      9.31%
12/31/98    $34,638          $37,244          $36,884         5.76%     10.21%
 1/31/99    $36,861          $38,800          $39,742         4.18%      7.75%
 2/28/99    $33,954          $37,594          $36,483        -3.11%     -8.20%
 3/31/99    $35,963          $39,097          $37,851         4.00%      3.75%
 4/30/99    $36,775          $40,611          $39,498         3.87%      4.35%



       TOTAL RETURN INDEX COMPARISON
       Franklin California Growth Fund - Class A
       $10,000 Investment -1/1/95 - 4/30/99)-***)


     The following line graph compares the performance of Franklin California Growth Fund, Class A with the Franklin CA 250 Growth Index*, the S&P 500-R) Composite Index,** and the Bloomberg California Index**** since the beginning of the Bloomberg California Index on 12/30/94.

   *Source: CDA/Wiesenberger
  **Source: Standard and Poor's Micropal.
****Source: Bloomberg. Reinvested dividends are reflected in the Bloomberg
    California Index from October 1995 onward. Prior to that the index represents simple price appreciation excluding dividends.

            FRANKLIN
           CALIFORNIA
          GROWTH FUND -    S&P 500 STOCK   FRANKLIN CA 250   BLOOMBERG CA  S&P 500%
 DATE       CLASS A            INDEX        GROWTH INDEX     INDEX
--------------------------------------------------------------------------------
  1/1/95  $ 9,428          $10,000          $10,000         $10,000
 1/31/95  $ 9,420          $10,259          $10,243         $10,016        2.59%
 2/28/95  $10,076          $10,659          $10,760         $10,524        3.90%
 3/31/95  $10,458          $10,974          $11,214         $10,861        2.95%
 4/30/95  $10,702          $11,296          $11,577         $11,069        2.94%
 5/31/95  $11,129          $11,748          $11,921         $11,337        4.00%
 6/30/95  $11,878          $12,021          $12,786         $12,157        2.32%
 7/31/95  $12,889          $12,420          $13,858         $13,188        3.32%
 8/31/95  $13,182          $12,451          $14,149         $13,446        0.25%
 9/30/95  $13,506          $12,976          $14,437         $13,876        4.22%
10/31/95  $13,529          $12,929          $14,115         $13,582       -0.36%
11/30/95  $13,956          $13,497          $14,679         $14,066        4.39%
12/31/95  $13,919          $13,757          $14,501         $13,883        1.93%
 1/31/96  $14,083          $14,225          $14,630         $13,960        3.40%
 2/29/96  $14,558          $14,358          $15,166         $14,576        0.93%
 3/31/96  $14,679          $14,495          $14,944         $14,477        0.96%
 4/30/96  $15,785          $14,708          $16,448         $15,522        1.47%
 5/31/96  $16,139          $15,088          $16,957         $16,179        2.58%
 6/30/96  $15,654          $15,145          $15,806         $15,025        0.38%
 7/31/96  $14,727          $14,476          $14,520         $13,560       -4.42%
 8/31/96  $15,646          $14,781          $15,681         $14,409        2.11%
 9/30/96  $16,651          $15,613          $16,896         $15,359        5.63%
10/31/96  $16,859          $16,044          $16,882         $15,155        2.76%
11/30/96  $18,081          $17,257          $18,021         $15,867        7.56%
12/31/96  $18,155          $16,916          $18,238         $15,989       -1.98%
 1/31/97  $18,448          $17,973          $19,219         $16,721        6.25%
 2/28/97  $17,933          $18,113          $18,393         $16,146        0.78%
 3/31/97  $16,894          $17,369          $17,438         $15,226       -4.11%
 4/30/97  $17,187          $18,406          $17,497         $15,000        5.97%
 5/31/97  $18,839          $19,526          $19,457         $16,847        6.09%
 6/30/97  $18,878          $20,401          $20,148         $17,645        4.48%
 7/31/97  $20,518          $22,025          $22,248         $19,047        7.96%
 8/31/97  $20,393          $20,792          $22,761         $19,405       -5.60%
 9/30/97  $21,908          $21,931          $24,201         $20,969        5.48%
10/31/97  $21,124          $21,199          $22,621         $19,748       -3.34%
11/30/97  $21,346          $22,180          $22,400         $19,466        4.63%
12/31/97  $21,006          $22,562          $21,388         $19,075        1.72%
 1/31/98  $20,699          $22,812          $22,840         $18,905        1.11%
 2/28/98  $22,335          $24,457          $24,843         $20,438        7.21%
 3/31/98  $22,799          $25,709          $25,264         $20,963        5.12%
 4/30/98  $23,208          $25,969          $26,033         $21,666        1.01%
 5/31/98  $21,982          $25,522          $24,279         $20,567       -1.72%
 6/30/98  $22,498          $26,558          $24,893         $20,765        4.06%
 7/31/98  $21,427          $26,274          $23,856         $19,442       -1.07%
 8/31/98  $17,881          $22,475          $19,039         $15,602      -14.46%
 9/30/98  $19,063          $23,915          $21,052         $17,025        6.41%
10/30/98  $20,124          $25,860          $22,729         $17,912        8.13%
11/30/98  $21,595          $27,427          $24,845         $19,694        6.06%
12/31/98  $23,257          $29,007          $27,381         $21,150        5.76%
 1/31/99  $24,749          $30,219          $29,504         $22,304        4.18%
 2/28/99  $22,798          $29,279          $27,085         $20,830       -3.11%
 3/31/99  $24,147          $30,451          $28,101         $21,436        4.00%
 4/30/99  $24,692          $31,629          $29,324         $22,725        3.87%





         Past performance is not predictive of future results.


16
-PAGE-
       TOTAL RETURN INDEX COMPARISON
       Franklin California Growth Fund - Class C
       $10,000 Investment (9/3/96 - 4/30/99)

The following line graph compares the performance of Franklin California Growth Fund, Class C with the Franklin CA 250 Growth Index*, the S&P 500(R) Composite Index,** and the Bloomberg California Index.****
*Source: CDA/Wiesenberger
**Source: Standard and Poor's Micropal.
****Source: Bloomberg. Reinvested dividends are reflected in the Bloomberg California Index from October 1995 onward. Prior to that the index represents simple price appreciation excluding dividends.

  Date       Franklin California   S&P 500 Stock   Franklin CA    Bloomberg CA   S&P 500%
                 Growth Fund -        Index         250 Growth       Index
                   Class C                            Index
------------------------------------------------------------------------------------------
  9/3/96          $9,901              $10,000       $10,000        $10,000
 9/30/96         $10,520              $10,563       $10,774        $10,659           5.63%
10/31/96         $10,641              $10,855       $10,766        $10,517           2.76%
11/30/96         $11,407              $11,675       $11,492        $11,012           7.56%
12/31/96         $11,446              $11,444       $11,631        $11,096          -1.98%
 1/31/97         $11,619              $12,159       $12,256        $11,605           6.25%
 2/28/97         $11,289              $12,254       $11,729        $11,205           0.78%
 3/31/97         $10,627              $11,750       $11,120        $10,567          -4.11%
 4/30/97         $10,806              $12,452       $11,158        $10,410           5.97%
 5/31/97         $11,833              $13,210       $12,408        $11,692           6.09%
 6/30/97         $11,854              $13,802       $12,849        $12,246           4.48%
 7/31/97         $12,876              $14,901       $14,188        $13,218           7.96%
 8/31/97         $12,787              $14,066       $14,515        $13,467          -5.60%
 9/30/97         $13,730              $14,837       $15,433        $14,552           5.48%
10/31/97         $13,230              $14,342       $14,426        $13,705          -3.34%
11/30/97         $13,359              $15,006       $14,285        $13,509           4.63%
12/31/97         $13,140              $15,264       $13,639        $13,238           1.72%
 1/31/98         $12,947              $15,433       $14,565        $13,120           1.11%
 2/28/98         $13,963              $16,546       $15,843        $14,184           7.21%
 3/31/98         $14,237              $17,393       $16,111        $14,548           5.12%
 4/30/98         $14,488              $17,569       $16,602        $15,036           1.01%
 5/31/98         $13,718              $17,266       $15,483        $14,274          -1.72%
 6/30/98         $14,027              $17,967       $15,875        $14,411           4.06%
 7/31/98         $13,350              $17,775       $15,213        $13,493          -1.07%
 8/31/98         $11,138              $15,205       $12,141        $10,828         -14.46%
 9/30/98         $11,867              $16,180       $13,425        $11,815           6.41%
10/30/98         $12,521              $17,495       $14,494        $12,431           8.13%
11/30/98         $13,420              $18,555       $15,844        $13,668           6.06%
12/31/98         $14,450              $19,624       $17,461        $14,678           5.76%
 1/31/99         $15,370              $20,444       $18,815        $15,479           4.18%
 2/28/99         $14,152              $19,808       $17,273        $14,456          -3.11%
 3/31/99         $14,976              $20,601       $17,920        $14,877           4.00%
 4/30/99         $15,312              $21,398       $18,700        $15,771           3.87%

(*) Source: CDA/Wiesenberger.

(**) Source: Standard and Poor's Micropal.
(***) The Bloomberg California Index was not established until December 30, 1994, and therefore, the fund's Class A returns have been shown for the period since then, in addition to the period since the fund's inception. (****)Source: Bloomberg. Reinvested dividends are reflected in the Bloomberg California Index from October 1995 onward. Prior to that the index represents simple price appreciation excluding dividends.


AVERAGE ANNUAL TOTAL RETURN
4/30/99

CLASS C
--------------------------------
1-Year                      +3.63%

Since Inception (9/3/96)   +17.41%


Past performance is not predictive of future results.
                                                                              17

-PAGE-
         FRANKLIN MIDCAP GROWTH FUND

         Your Fund's Goal: Franklin MidCap Growth Fund seeks long-term capital growth by investing primarily in equity securities of medium-capitalization companies - those with a market capitalization between $200 million and $5 billion.

         During the 12-month period ended April 30, 1999, the U.S. equity market experienced significant volatility. During the summer, concerns about Russia's economic meltdown, a potential slowdown of the U.S. economy, and the possibility of currency crises in Latin America contributed to market declines. The Federal Reserve's three interest rate reductions in the fall sparked a market rally, as investors gained confidence in the U.S. economy's ability to avoid a recession, but small and midcap stocks underperformed relative to larger, more liquid stocks.

         Within this environment, Franklin MidCap Growth Fund Class A delivered a 12-month cumulative total return of -6.36%, as shown in the performance summary on page 22. The fund's benchmark S&P MidCap
         400(R) Index provided a one-year 6.43% cumulative total return, significantly underperforming the S&P 500(R), as investors' desire for liquidity continued to

         You will find a complete listing of the fund's portfolio holdings, including dollar value 18 and number of shares or principal amount, beginning on page 45 of this report.

18

-PAGE-
draw them to the large-cap sector.(1) However, the latter part of the reporting period saw the fund's performance improve substantially, and it delivered a +19.04% cumulative total return for the six months ended April 30, 1999.(2)

The fund underperformed its benchmark largely because investors bid up the price of many technology and Internet-related stocks to unprecedented levels. As an example, America Online, which was not owned by the fund as it is significantly larger than the fund's upper-end market cap range, saw its stock price increase nearly seven-fold in 1998, and on December 31, 1998, it represented approximately 7.6% of the S&P MidCap 400 Index. This stock alone accounted for over one-third of the S&P MidCap 400 Index's 1998 total return.(3)

The fund was also hindered by its exposure to several out-of-favor industry segments. These included energy stocks, whose value fell after oil prices dropped in mid-1998; healthcare stocks, which were negatively affected by concerns over managed care pricing; and technology service stocks, which experienced declines largely due to concerns of less widespread spending on information technology as companies were focused on Y2K issues.

During the second half of the reporting period, we substantially rebalanced the portfolio to reflect more closely the sector weightings of our benchmark. One of the most affected sectors

PORTFOLIO BREAKDOWN
Franklin MidCap Growth Fund
Based on Total Net Assets
4/30/99

Finance                  16.3%

Consumer Services        11.1%

Electronic Technology     9.7%

Retail Trade              6.2%

Consumer Non-Durables     4.9%

Technology Services       4.7%

Utilities                 4.7%

Process Industries        4.4%

Industrial Services       3.7%

Real Estate               3.3%

Other                    22.7%

Cash & Equivalents        8.3%

(1). The S&P MidCap 400 is a market value weighted index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The S&P 500 is a market value weighted index consisting of 500 domestic stocks, mainly those of large capitalization companies. For the period ended April 30, 1999, the S&P 500 provided a cumulative total return of 21.82%. Indices include reinvested dividends. One cannot invest directly in an index, nor is the index representative of the fund's portfolio.
(2). For the same period, the S&P MidCap 400 Index earned a 19.71% six-month cumulative total return.
(3). Source: Standard & Poor's Micropal.

                                                                              19

-PAGE-
TOP 10 HOLDINGS
Franklin MidCap Growth Fund
4/30/99

Company,                       % of Total
Industry                        Net Assets
------------------------------------------
Expeditors International
of Washington Inc.
Transportation                     2.9%

Estee Lauder Cos.,A
Consumer Non-Durables              2.4%

Altera Corp.
Electronic Technology              2.3%

Tiffany & Co.
Retail Trade                       2.2%

Countrywide Credit
Industries Inc.
Finance                            2.1%

Ecolab Inc.
Consumer Services                  2.0%

Chancellor Media Corp.
Consumer Services                  1.9%

Providian Financial Corp.
Finance                            1.9%

Tellabs Inc.
Electronic Technology              1.9%

Gentex Corp.
Producer Manufacturing             1.8%

was finance, rising from 9.1% of total net assets at the beginning of the period to 16.3% on April 30, 1999. We also began the process of concentrating the portfolio into fewer, more selective names, and positive results began to show, with the fund's performance improving significantly in early 1999. Gains in the technology and telecommunications segments contributed to the improved performance, while strong performers in other sectors included Providian Financial Corp., a specialty finance company; Tiffany & Co., a jewelry retailer; and Expeditors International of Washington Inc., a freight forwarding and logistics company.

Looking forward, we are optimistic about long-term prospects for the fund and the midcap group as a whole. We intend to focus on leaders with earnings visibility within growing segments, and believe our rebalancing of the fund to more closely align with the benchmark will prove successful.

Of course, there are special risks associated with investing in a fund seeking long-term capital growth from small-to-medium size companies, which have less certain growth prospects than large-cap companies, as well as greater sensitivity to changing economic conditions. These and other risks are further discussed in the fund's prospectus.

This discussion reflects our views, opinions and portfolio holdings as of April 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help give you a better understanding of our investment and management philosophy.

20

-PAGE-
We thank you for your participation in Franklin MidCap Growth Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,

/s/ Catherine Roberts Bowman
----------------------------
Catherine Bowman
Portfolio Manager

Franklin MidCap Growth Fund

  CATHERINE BOWMAN

  Catherine Bowman is a vice president and portfolio manager for Franklin Advisers, Inc. She manages Franklin MidCap Growth Fund and specializes in research analysis of the consumer products, consumer service and education industries.

  Ms. Bowman joined Franklin in 1990 as a securities analyst. Prior to that, Ms. Bowman was a financial analyst at Prudential Bache
  Capital Funding.

  Ms. Bowman received a bachelor of arts degree from Princeton
  University and an MBA from the J.L. Kellogg Graduate School of
  Management at Northwestern University.

                                                                              21

-PAGE-
FRANKLIN MIDCAP
GROWTH FUND

CLASS A (formerly Class I): Subject to the current,maximum 5.75% initial sales charge. Prior to August 3,1998,fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective June 1, 1996, the fund implemented a Rule 12b-1 plan, which affects subsequent performance.

(1). Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.

(3). These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge.

(4). One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

(5). On January 2, 1996, the fund changed its investment objective, strategy, and investment adviser.

On June 1, 1996, the fund became available to retail investors. Prior to that date, it was only offered to institutional investors (without a sales charge or 12b-1 fees).

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

PERFORMANCE SUMMARY AS OF 4/30/99

Distributions will vary based on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (5/1/98-4/30/99)

  CLASS A                     CHANGE              4/30/99   4/30/98
  -----------------------------------------------------------------
  NET ASSET VALUE             -$1.29              $16.15    $17.44

                              DISTRIBUTIONS
                              -------------------------------------
  LONG-TERM CAPITAL GAIN      $0.1472
  SHORT-TERM CAPITAL GAIN     $0.0097

       TOTAL                  $0.1569

Franklin MidCap Growth Fund paid distributions derived from long-term capital gains of 14.72 cents ($0.1472) per share in December, 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

PERFORMANCE

                                                                   INCEPTION
  CLASS A                           1-YEAR    3-YEAR    5-YEAR    (8/17/93)(5)
  ---------------------------------------------------------------------------
  Cumulative Total Return(1)        -6.36%    +34.93%   +101.08%    +104.35%

  Average Annual Total Return(2)   -11.72%     +8.34%    +13.65%     +12.18%

  Value of $10,000 Investment(3)   $8,828    $12,716    $18,957     $19,260


                            4/30/95    4/30/96    4/30/97   4/30/98   4/30/99
-----------------------------------------------------------------------------
 One-Year Total Return(4)   +10.06%    +35.40%     +6.47%   +35.33%   -6.36%





                      Past performance is not predictive of future results.

22
-PAGE-
TOTAL RETURN INDEX COMPARISON FOR
HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, fund expenses, account fees, and reinvested distributions.


FRANKLIN MIDCAP
GROWTH FUND

AVERAGE ANNUAL TOTAL RETURN
4/30/99

Class A
---------------------------------
1-Year                     -11.72%

5-Year                     +13.65%

Since Inception (8/17/93)  +12.18%

      TOTAL RETURN INDEX COMPARISON
      Franklin MidCap Growth Fund - Class A
      $10,000 Investment (8/17/93 - 4/30/99)


[LINE GRAPH]


The following chart shows in graph format the cumulative total return of a $10,000 investment in the Fund - Class A, August 17, 1993 (inception) as of April 30, 1999.

       DATE           FRANKLIN MIDCAP           S&P MIDCAP       S&P MidCap
                   GROWTH FUND- CLASS A         400 INDEX             %
-----------------------------------------------------------------------------
     8/17/93                $9,425                $10,000
     8/31/93                $9,425                $10,187            1.87%
     9/30/93                $9,783                $10,295            1.06%
     10/31/93               $9,698                $10,329            0.33%
     11/30/93               $9,416                $10,101           -2.21%
     12/31/93               $9,883                $10,569            4.64%
     1/31/94                $10,102               $10,816            2.33%
     2/28/94                $9,893                $10,662           -1.42%
     3/31/94                $9,454                $10,168           -4.63%
     4/30/94                $9,578                $10,244            0.74%
     5/31/94                $9,445                $10,146           -0.95%
     6/30/94                $9,110                $9,797            -3.44%
     7/31/94                $9,381                $10,129            3.39%
     8/31/94                $9,943                $10,660            5.24%
     9/30/94                $9,691                $10,461           -1.87%
     10/31/94               $9,846                $10,575            1.09%
     11/30/94               $9,459                $10,098           -4.51%
     12/31/94               $9,596                $10,191            0.92%
     1/31/95                $9,655                $10,298            1.05%
     2/28/95                $10,123               $10,837            5.24%
     3/31/95                $10,327               $11,026            1.74%
     4/30/95                $10,542               $11,248            2.01%
     5/31/95                $10,815               $11,519            2.41%
     6/30/95                $11,393               $11,988            4.07%
     7/31/95                $12,072               $12,613            5.22%
     8/31/95                $12,338               $12,847            1.85%
     9/30/95                $12,623               $13,158            2.42%
     10/31/95               $12,486               $12,819           -2.57%
     11/30/95               $12,879               $13,380            4.37%
     12/31/95               $12,770               $13,346           -0.25%
     1/31/96                $12,981               $13,540            1.45%
     2/29/96                $13,192               $14,000            3.40%
     3/31/96                $13,302               $14,168            1.20%
     4/30/96                $14,274               $14,600            3.05%
     5/31/96                $14,565               $14,797            1.35%
     6/30/96                $14,113               $14,575           -1.50%
     7/31/96                $13,087               $13,590           -6.76%
     8/31/96                $14,113               $14,374            5.77%
     9/30/96                $15,058               $15,001            4.36%
     10/31/96               $14,857               $15,044            0.29%
     11/30/96               $16,034               $15,891            5.63%
     12/31/96               $15,767               $15,909            0.11%
     1/31/97                $16,404               $16,505            3.75%
     2/28/97                $15,733               $16,370           -0.82%
     3/31/97                $14,868               $15,673           -4.26%
     4/30/97                $15,198               $16,079            2.59%
     5/31/97                $16,574               $17,484            8.74%
     6/30/97                $16,961               $17,975            2.81%
     7/31/97                $18,190               $19,755            9.90%
     8/31/97                $18,212               $19,731           -0.12%
     9/30/97                $19,748               $20,866            5.75%
     10/31/97               $18,838               $19,958           -4.35%
     11/30/97               $18,599               $20,253            1.48%
     12/31/97               $18,122               $21,039            3.88%
     1/31/98                $17,591               $20,639           -1.90%
     2/28/98                $19,253               $22,348            8.28%
     3/31/98                $19,899               $23,356            4.51%
     4/30/98                $20,130               $23,784            1.83%
     5/31/98                $19,276               $22,713           -4.50%
     6/30/98                $19,715               $22,856            0.63%
     7/31/98                $18,618               $21,970           -3.88%
     8/31/98                $14,832               $17,881          -18.61%
     9/30/98                $15,144               $19,551            9.34%
     10/31/98               $15,836               $21,299            8.94%
     11/30/98               $16,540               $22,362            4.99%
     12/31/98               $17,789               $25,063           12.08%
     1/31/99                $17,917               $24,088           -3.89%
     2/28/99                $17,100               $22,826           -5.24%
     3/31/99                $17,894               $23,463            2.79%
     4/30/99                $19,260               $25,314            7.89%

(*)Source: Standard and Poor's(R) Micropal.

Past performance is not predictive of future results.



                                                                              23
-PAGE-
FRANKLIN SMALL CAP GROWTH FUND

PORTFOLIO BREAKDOWN
Franklin Small Cap Growth Fund
Based on Total Net Assets
4/30/99

Electronic Technology        21.1%

Technology Services          16.9%

Finance                      12.0%

Consumer Services             5.2%

Telecommunications            5.2%

Industrial Services           5.0%

Energy Minerals               4.0%

Transportation                3.7%

Producer Manufacturing        3.3%

Health Services               2.5%

Other                        11.6%

Cash & Equivalents            9.5%

Your Fund's Goal: Franklin Small Cap Growth Fund seeks long-term capital growth by investing in equity securities of small-capitalization companies -- those with a market capitalization of less than $1.5 billion at the time of investment.

During the 12 months under review, Internet stocks experienced remarkable growth as corporations scrambled to develop Internet capabilities. These corporations were spurred into action by the success of early entrants like bookseller Amazon.com and retail on-line broker E*Trade. As firms that help large companies establish themselves on the Internet experienced tremendous revenue growth, many investors staked their claims, hoping to own the next big winner in this relatively new industry. But, apart from the Internet-related phenomenon, most small-cap stocks actually declined in value, reflecting many investors' concerns that the economic slowdown overseas would negatively impact the U.S. economy. However, this didn't occur, and, by the end of the reporting period, many economically sensitive stocks, including small caps, began to recover, although they remained below prior-year levels. Within this environment,




You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 51 of this report.

24

-PAGE-
Franklin Small Cap Growth Fund - Class A provided a -3.44% one-year cumulative total return for the period ended April 30, 1999, as shown in the Performance Summary on page 29. The Russell 2500 Index, the fund's benchmark, returned -5.86% for the same period. We have always maintained a long-term perspective when managing the fund and encourage shareholders to do the same with their investments. As you can also see in the Performance Summary, since inception on February 14, 1992, Franklin Small Cap Growth Fund - Class A has returned +237.59%.

The Internet phenomenon provides vivid examples of the types of corporate characteristics we look for -- companies with strong management, well-positioned to benefit from rapid sector growth, and with a competitive advantage such as a unique marketing niche or proprietary intellectual property. While we were excited about Internet-related stocks, we were concerned about their valuations and believed that many stocks in the sector reflected unrealistically high expectations for future prospects. With that in mind, we remained invested mostly in franchises involved with corporate clients we thought could and would pay large sums to stay competitive in a rapidly changing business landscape. For example, we own shares of the consulting firm Sapient Corp., which specializes in helping corporations establish their electronic commerce capabilities. We also have a position in Exodus, a web site management company for large corporations that outsource this function rather than attempt to develop it internally.

                                                                            25

-PAGE-
Top 10 Holdings
Franklin Small Cap Growth Fund
4/30/99

COMPANY,                 % OF TOTAL
INDUSTRY                  NET ASSETS
------------------------------------
Uniphase Corp.,
Electronic Technology         2.01%

Gemstar International,
Electronic Technology         1.80%

PMC Sierra Inc.,
Electronic Technology         1.69%

Expeditors International,
Transportation                1.50%

Western Wireless Corp.,
Telecommunications            1.48%

i2 Technologies,
Technology Services           1.29%

Verio Inc.,
Technology Services           1.28%

Synopsys Inc.,
Electronic Technology         1.28%

E*Trade Group,
Finance                       1.27%

Waters Corp.,
Electronic Technology         1.26%

Although the fund's return for the year under review was less than we would have liked to see, we believe the potential for small capitalization companies is just beginning to be tapped. With our location near Silicon Valley and our team of experienced technology analysts, we believe we are uniquely positioned to take advantage of investment opportunities in this sector. However, stocks of these companies often exhibit the higher volatility generally associated with technology and small-cap investing, and, despite our relative overweighting in technology, we intend to remain broadly diversified to take advantage of potential growth in other sectors. These include apparel, advertising, broadcasting, hotels, education, energy and energy services, banks and insurance companies, health care, and transportation. In our opinion, this broad diversification may help reduce volatility in the fund's holdings relative to a more sector-concentrated portfolio.

Of course, there are special risks involved with investing in a fund seeking long-term growth from small or relatively new or unseasoned companies, and from foreign securities. These risks, which include relatively small revenues, limited product lines and small market share, as well as the currency fluctuations and political uncertainty associated with foreign investing are further discussed in the fund's prospectus.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and

26

-PAGE-
the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We thank you for participation in Franklin Small Cap Growth Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,

/s/ Edward B. Jamieson
----------------------
Edward B. Jamieson
Portfolio Manager
Franklin Small Cap Growth Fund

                                                                              27

-PAGE-
FRANKLIN SMALL CAP
GROWTH FUND

CLASS A (formerly Class I):

Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994,the fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total returns would have been lower.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% contingent deferred sales charge for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:

No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors. Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total returns would have been lower.

PERFORMANCE SUMMARY AS OF 4/30/99

Distributions will vary based on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (5/1/98-4/30/99)

  CLASS A                               CHANGE           4/30/99     4/30/98
  --------------------------------------------------------------------------
  Net Asset Value                      -$1.28            $24.65      $25.93

                                       DISTRIBUTIONS
                                       -------------------------------------
  Dividend Income                      $0.1445
  Long-Term Capital Gain               $0.1605
  Short-Term Capital Gain              $0.0214
       TOTAL                           $0.3264

  CLASS C                              CHANGE            4/30/99     4/30/98
  --------------------------------------------------------------------------
  Net Asset Value                      -$1.27             $24.32     $25.59

                                       DISTRIBUTIONS
                                       -------------------------------------

  Long-Term Capital Gain               $0.1605
  Short-Term Capital Gain              $0.0214

       TOTAL                           $0.1819

  ADVISOR CLASS                        CHANGE            4/30/99     4/30/98
  --------------------------------------------------------------------------
  Net Asset Value                      -$1.28            $24.73       $26.01

                                       DISTRIBUTIONS
                                       -------------------------------------
  Dividend Income                      $0.1950
  Long-Term Capital Gain               $0.1605
  Short-Term Capital Gain              $0.0214
       TOTAL                           $0.3769


Franklin Small Cap Growth Fund paid distributions derived from long-term capital gains of 16.05 cents ($0.1605) per share in December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3).

Past performance is not predictive of future results.

28

-PAGE-
PERFORMANCE

                                                                  INCEPTION
  CLASS A                                    1-YEAR     5-YEAR    (2/14/92)
  -------------------------------------------------------------------------
  Cumulative Total Return(1)                 -3.44%    +153.24%   +237.59%
  Average Annual Total Return(2)             -8.99%     +19.00%    +17.42%
  Value of $10,000 Investment(3)            $9,101     $23,864     $31,818


                              4/30/95     4/30/96     4/30/97    4/30/98   4/30/99
----------------------------------------------------------------------------------
  One-Year Total Return(4)    +27.05%     +44.06%     +0.14%     +43.16%   -3.44%

                                                                  INCEPTION
  CLASS C                                    1-YEAR     3-YEAR    (10/2/95)
---------------------------------------------------------------------------
  Cumulative Total Return(1)                  -4.08%    +35.32%   +59.16%
  Average Annual Total Return(2)              -5.99%    +10.24%   +13.55%
  Value of $10,000 Investment(3)             $9,401    $13,396   $15,756



                                              4/30/97    4/30/98    4/30/99
---------------------------------------------------------------------------
  One-Year Total Return(4)                     -0.65%     +42.06%    -4.08%

                                                                         INCEPTION
  ADVISOR CLASS(5)                                 1-YEAR     5-YEAR     (2/14/92)
----------------------------------------------------------------------------------
  Cumulative Total Return(1)                       -3.12%    +155.16%   +240.15%
  Average Annual Total Return(2)                   -3.12%     +20.60%    +18.51%
  Value of $10,000 Investment(3)                  $9,688     $25,516     $34,015


                              4/30/95   4/30/96   4/30/97  4/30/98   4/30/99
----------------------------------------------------------------------------
  One-Year Total Return(4)    +27.05    +44.06%   +0.20%   +43.68%   -3.12%


(1.) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

(3.) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

(4.) One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

(5.) On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +28.88% and +11.54%, respectively.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.
                                                                              29

-PAGE-
FRANKLIN SMALL CAP
GROWTH FUND

  AVERAGE ANNUAL TOTAL RETURN
  4/30/99

  CLASS A
  --------------------------------
  1-Year                     -8.99%

  5-Year                    +19.00%

  Since Inception (2/14/92) +17.42%

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged indices differ from the fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charges, fund expenses, account fees, and reinvested distributions.

       TOTAL RETURN INDEX COMPARISON
       Franklin Small Cap Growth Fund - Class A
       $10,000 Investment (2/14/92 - 4/30/99)


The following line graph compares the performance of Franklin Small Cap Growth Fund's Class A shares to the Standard & Poor's 500 Composite Index and the Russell 2500 Index, based on a $10,000 investment from 2/14/92 to 4/30/99.


  Date         Franklin Small Cap    S&P 500       Russell
  ---            Growth Fund -        Index       2500 Index
               ------------------    -------      ----------
                    Class A
                    -------

02/14/1992            $9,425         $10,000       $10,000
02/29/1992            $9,566         $10,067       $10,137
03/31/1992            $9,293          $9,871        $9,813
04/30/1992            $9,029         $10,161        $9,617
05/31/1992            $8,992         $10,211        $9,705
06/30/1992            $8,772         $10,059        $9,367
07/31/1992            $8,923         $10,470        $9,717
08/31/1992            $8,791         $10,255        $9,462
09/30/1992            $8,810         $10,375        $9,623
10/31/1992            $9,255         $10,411        $9,911
11/30/1992           $10,014         $10,765       $10,564
12/31/1992           $10,472         $10,897       $10,933
01/31/1993           $10,757         $10,988       $11,196
02/28/1993            $9,806         $11,138       $11,039
03/31/1993           $10,272         $11,373       $11,452
04/30/1993            $9,721         $11,098       $11,125
05/31/1993           $10,634         $11,394       $11,572
06/30/1993           $10,591         $11,427       $11,692
07/31/1993           $10,591         $11,381       $11,767
08/31/1993           $11,487         $11,813       $12,288
09/30/1993           $11,916         $11,722       $12,519
10/31/1993           $12,136         $11,964       $12,669
11/30/1993           $12,193         $11,851       $12,263
12/31/1993           $12,752         $11,994       $12,742
01/31/1994           $13,254         $12,402       $13,145
02/28/1994           $13,392         $12,066       $13,097
03/31/1994           $12,732         $11,540       $12,461
04/30/1994           $12,565         $11,687       $12,533
05/31/1994           $12,338         $11,879       $12,404
06/30/1994           $11,908         $11,588       $12,020
07/31/1994           $12,353         $11,968       $12,345
08/31/1994           $13,316         $12,459       $13,012
09/30/1994           $13,482         $12,155       $12,880
10/31/1994           $14,124         $12,428       $12,901
11/30/1994           $13,803         $11,976       $12,341
12/31/1994           $13,928         $12,153       $12,608
01/31/1995           $13,671         $12,468       $12,583
02/28/1995           $14,913         $12,954       $13,215
03/31/1995           $15,674         $13,336       $13,539
04/30/1995           $15,963         $13,728       $13,780
05/31/1995           $16,328         $14,278       $14,071
06/30/1995           $17,650         $14,609       $14,746
07/31/1995           $19,135         $15,094       $15,616
08/31/1995           $19,597         $15,132       $15,866
09/30/1995           $19,740         $15,770       $16,163
10/31/1995           $18,970         $15,713       $15,657
11/30/1995           $19,586         $16,403       $16,326
12/31/1995           $19,806         $16,720       $16,605
01/31/1996           $19,631         $17,288       $16,723
02/29/1996           $20,714         $17,449       $17,226
03/31/1996           $21,215         $17,617       $17,577
04/30/1996           $22,996         $17,875       $18,390
05/31/1996           $24,079         $18,337       $18,888
06/30/1996           $22,961         $18,406       $18,308
07/31/1996           $20,900         $17,593       $16,968
08/31/1996           $22,880         $17,964       $17,944
09/30/1996           $24,126         $18,975       $18,720
10/31/1996           $23,683         $19,499       $18,597
11/30/1996           $24,789         $20,973       $19,495
12/31/1996           $25,167         $20,558       $19,762
01/31/1997           $25,677         $21,843       $20,308
02/28/1997           $24,596         $22,013       $20,005
03/31/1997           $22,871         $21,108       $19,099
04/30/1997           $23,017         $22,369       $19,341
05/31/1997           $26,260         $23,731       $21,123
06/30/1997           $27,147         $24,794       $21,987
07/31/1997           $28,786         $26,768       $23,275
08/31/1997           $29,017         $25,269       $23,599
09/30/1997           $31,714         $26,653       $25,142
10/31/1997           $30,232         $25,763       $24,013
11/30/1997           $29,491         $26,956       $24,121
12/31/1997           $29,139         $27,420       $24,577
01/31/1998           $28,923         $27,724       $24,201
02/28/1998           $31,223         $29,723       $25,958
03/31/1998           $32,393         $31,245       $27,098
04/30/1998           $32,952         $31,560       $27,201
05/31/1998           $30,753         $31,017       $25,938
06/30/1998           $30,906         $32,277       $25,970
07/31/1998           $27,919         $31,931       $24,185
08/31/1998           $21,654         $27,314       $19,624
09/30/1998           $23,624         $29,065       $21,017
10/31/1998           $25,111         $31,428       $22,167
11/30/1998           $27,068         $33,332       $23,264
12/31/1998           $29,133         $35,252       $24,674
01/31/1999           $30,747         $36,726       $24,632
02/28/1999           $28,023         $35,584       $23,014
03/31/1999           $29,662         $37,007       $23,506
04/30/1999           $31,818         $38,439       $25,610

Past performance is not predictive of future results.

30

-PAGE-
TOTAL RETURN INDEX COMPARISON
Franklin Small Cap Growth Fund - Class C
$10,000 Investment (10/2/95 - 4/30/99)


  Date         Franklin Small Cap    S&P 500       Russell
  ---             Growth Fund -       Index       2500 Index
              --------------------   -------      ----------
                    Class C
                    -------
10/02/1995            $9,899         $10,000       $10,000
10/31/1995            $9,636          $9,964        $9,687
11/30/1995            $9,938         $10,401       $10,101
12/31/1995           $10,050         $10,602       $10,273
01/31/1996            $9,961         $10,963       $10,346
02/29/1996           $10,500         $11,065       $10,658
03/31/1996           $10,749         $11,171       $10,875
04/30/1996           $11,643         $11,335       $11,378
05/31/1996           $12,188         $11,627       $11,686
06/30/1996           $11,614         $11,672       $11,327
07/31/1996           $10,565         $11,156       $10,498
08/31/1996           $11,554         $11,391       $11,102
09/30/1996           $12,182         $12,032       $11,582
10/31/1996           $11,945         $12,365       $11,506
11/30/1996           $12,490         $13,299       $12,062
12/31/1996           $12,670         $13,036       $12,227
01/31/1997           $12,923         $13,851       $12,564
02/28/1997           $12,369         $13,959       $12,377
03/31/1997           $11,494         $13,385       $11,816
04/30/1997           $11,562         $14,184       $11,967
05/31/1997           $13,182         $15,048       $13,069
06/30/1997           $13,613         $15,722       $13,603
07/31/1997           $14,432         $16,974       $14,400
08/31/1997           $14,537         $16,023       $14,600
09/30/1997           $15,880         $16,901       $15,555
10/31/1997           $15,128         $16,337       $14,857
11/30/1997           $14,752         $17,093       $14,924
12/31/1997           $14,558         $17,387       $15,206
01/31/1998           $14,449         $17,580       $14,973
02/28/1998           $15,585         $18,848       $16,060
03/31/1998           $16,163         $19,813       $16,765
04/30/1998           $16,426         $20,013       $16,829
05/31/1998           $15,322         $19,668       $16,048
06/30/1998           $15,386         $20,467       $16,067
07/31/1998           $13,890         $20,248       $14,964
08/31/1998           $10,769         $17,320       $12,141
09/30/1998           $11,745         $18,430       $13,003
10/31/1998           $12,477         $19,929       $13,715
11/30/1998           $13,434         $21,136       $14,394
12/31/1998           $14,460         $22,354       $15,266
01/31/1999           $15,244         $23,288       $15,240
02/28/1999           $13,890         $22,564       $14,239
03/31/1999           $14,700         $23,467       $14,543
04/30/1999           $15,756         $24,375       $15,845



TOTAL RETURN INDEX COMPARISON
Franklin Small Cap Growth Fund - Advisor Class(***)
$10,000 Investment (2/14/92 - 4/30/99)

The following line graph compares the performance of Franklin Small Cap Growth Fund to that of the Standard & Poor's 500 Composite Index and the Russell 2500 Index, based on a $10,000 investment from 2/14/92 to 4/30/99.

  Date         Franklin Small Cap    S&P 500       Russell
  ---        Growth Fund - Advisor    Index       2500 Index
              --------------------   -------      ----------
                     Class
                    -------

02/14/1992           $10,000         $10,000       $10,000
02/29/1992           $10,150         $10,067       $10,137
03/31/1992            $9,860          $9,871        $9,813
04/30/1992            $9,580         $10,161        $9,617
05/31/1992            $9,540         $10,211        $9,705
06/30/1992            $9,307         $10,059        $9,367
07/31/1992            $9,468         $10,470        $9,717
08/31/1992            $9,327         $10,255        $9,462
09/30/1992            $9,347         $10,375        $9,623
10/31/1992            $9,820         $10,411        $9,911
11/30/1992           $10,625         $10,765       $10,564
12/31/1992           $11,111         $10,897       $10,933
01/31/1993           $11,414         $10,988       $11,196
02/28/1993           $10,404         $11,138       $11,039
03/31/1993           $10,899         $11,373       $11,452
04/30/1993           $10,314         $11,098       $11,125
05/31/1993           $11,282         $11,394       $11,572
06/30/1993           $11,237         $11,427       $11,692
07/31/1993           $11,237         $11,381       $11,767
08/31/1993           $12,188         $11,813       $12,288
09/30/1993           $12,643         $11,722       $12,519
10/31/1993           $12,876         $11,964       $12,669
11/30/1993           $12,937         $11,851       $12,263
12/31/1993           $13,530         $11,994       $12,742
01/31/1994           $14,063         $12,402       $13,145
02/28/1994           $14,209         $12,066       $13,097
03/31/1994           $13,509         $11,540       $12,461
04/30/1994           $13,331         $11,687       $12,533
05/31/1994           $13,090         $11,879       $12,404
06/30/1994           $12,635         $11,588       $12,020
07/31/1994           $13,107         $11,968       $12,345
08/31/1994           $14,129         $12,459       $13,012
09/30/1994           $14,305         $12,155       $12,880
10/31/1994           $14,986         $12,428       $12,901
11/30/1994           $14,645         $11,976       $12,341
12/31/1994           $14,777         $12,153       $12,608
01/31/1995           $14,505         $12,468       $12,583
02/28/1995           $15,823         $12,954       $13,215
03/31/1995           $16,630         $13,336       $13,539
04/30/1995           $16,937         $13,728       $13,780
05/31/1995           $17,324         $14,278       $14,071
06/30/1995           $18,726         $14,609       $14,746
07/31/1995           $20,302         $15,094       $15,616
08/31/1995           $20,793         $15,132       $15,866
09/30/1995           $20,944         $15,770       $16,163
10/31/1995           $20,127         $15,713       $15,657
11/30/1995           $20,781         $16,403       $16,326
12/31/1995           $21,014         $16,720       $16,605
01/31/1996           $20,829         $17,288       $16,723
02/29/1996           $21,978         $17,449       $17,226
03/31/1996           $22,509         $17,617       $17,577
04/30/1996           $24,399         $17,875       $18,390
05/31/1996           $25,548         $18,337       $18,888
06/30/1996           $24,362         $18,406       $18,308
07/31/1996           $22,175         $17,593       $16,968
08/31/1996           $24,275         $17,964       $17,944
09/30/1996           $25,597         $18,975       $18,720
10/31/1996           $25,128         $19,499       $18,597
11/30/1996           $26,301         $20,973       $19,495
12/31/1996           $26,702         $20,558       $19,762
01/31/1997           $27,243         $21,843       $20,308
02/28/1997           $26,109         $22,013       $20,005
03/31/1997           $24,279         $21,108       $19,099
04/30/1997           $24,447         $22,369       $19,341
05/31/1997           $27,900         $23,731       $21,123
06/30/1997           $28,841         $24,794       $21,987
07/31/1997           $30,594         $26,768       $23,275
08/31/1997           $30,839         $25,269       $23,599
09/30/1997           $33,713         $26,653       $25,142
10/31/1997           $32,140         $25,763       $24,013
11/30/1997           $31,367         $26,956       $24,121
12/31/1997           $30,992         $27,420       $24,577
01/31/1998           $30,790         $27,724       $24,201
02/28/1998           $33,234         $29,723       $25,958
03/31/1998           $34,476         $31,245       $27,098
04/30/1998           $35,111         $31,560       $27,201
05/31/1998           $32,775         $31,017       $25,938
06/30/1998           $32,950         $32,277       $25,970
07/31/1998           $29,777         $31,931       $24,185
08/31/1998           $23,092         $27,314       $19,624
09/30/1998           $25,199         $29,065       $21,017
10/31/1998           $26,806         $31,428       $22,167
11/30/1998           $28,885         $33,332       $23,264
12/31/1998           $31,100         $35,252       $24,674
01/31/1999           $32,833         $36,726       $24,632
02/28/1999           $29,932         $35,584       $23,014
03/31/1999           $31,719         $37,007       $23,506
04/30/1999           $34,015         $38,439       $25,610




(*)Source: Standard and Poor's(R) Micropal.
(**)Source: Standard and Poor's Micropal (Russell 2500).
(***)On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable to Advisor Class shares.

AVERAGE ANNUAL TOTAL RETURN
4/30/99

CLASS C
---------------------------------------
1-Year                           -5.99%

3-Year                          +10.24%

Since Inception (10/2/95)       +13.55%

AVERAGE ANNUAL TOTAL RETURN
4/30/99

ADVISOR CLASS(***)
-------------------------------------
1-Year                          -3.12%

5-Year                         +20.60%

Since Inception (2/14/92)      +18.51%

Past performance is not predictive of future results.

                                                                              31

-PAGE-
FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN BLUE CHIP FUND

                                                               Year Ended April 30,
                                                               --------------------
                                                          1999        1998       1997(1)
                                                          ------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year  . . . . . . . .      $12.46      $10.85      $10.00
                                                         ------------------------------
Income from investment operations:

 Net investment income  . . . . . . . . . . . . . .         .04         .09         .09
 Net realized and unrealized gains  . . . . . . . .        1.97        1.67         .82
                                                         ------------------------------

Total from investment operations  . . . . . . . . .        2.01        1.76         .91
                                                         ------------------------------
Less distributions from:
 Net investment income  . . . . . . . . . . . . . .        (.06)        (.06)      (.06)
 Net realized gains  . . . . . . . . . . . . . . . .         --         (.09)        --
                                                         ------------------------------
Total distributions  . . . . . . . . . . . . . . . .       (.06)        (.15)      (.06)
                                                         ------------------------------
Net asset value,end of year  . . . . . . . . . . . .     $14.41      $12.46      $10.85
                                                         ==============================

Total return(*)  . . . . . . . . . . . . . . . . . .      16.18%     16.41%        9.14%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's)  . . . . . . . . . .    $54,880     $16,836      $5,600
Ratios to average net assets:
 Expenses  . . . . . . . . . . . . . . . . . . . . .       1.25%       1.25%       1.25%(2)
 Expenses excluding waiver and payments by affiliate       1.51%       1.95%       2.22%(2)
 Net investment income  . . . . . . . . . . . . . . .       .55%       1.04%       1.07%(2)
Portfolio turnover rate  . . . . . . . . . . . . . .      35.74%      57.67%      11.14%


(*)Total return does not reflect sales commissions or the contingent deferred sales charge,and is not annualized for periods less than one year.
(1)For the period June 3,1996 (effective date) to April 30,1997.
(2)Annualized

32

                                              See notes to financial statements.

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999

 FRANKLIN BLUE CHIP FUND                                  COUNTRY            SHARES             VALUE
-----------------------------------------------------------------------------------------------------
 COMMON STOCKS 91.5%
 CONSUMER DURABLES 1.3%

 Sony Corp. . . . . . . . . . . . . . . . . . . .         Japan               7,700       $   719,264
                                                                                          -----------
 CONSUMER NON-DURABLES 12.0%
 Bestfoods  . . . . . . . . . . . . . . . . . . .      United States         17,100           858,206
 Coca-Cola Co.  . . . . . . . . . . . . . . . . .      United States         14,300           972,400
 Gillette Co. . . . . . . . . . . . . . . . . . .      United States         15,700           819,344
 L'OREAL  . . . . . . . . . . . . . . . . . . . .         France                665           426,345
 Nestle SA  . . . . . . . . . . . . . . . . . . .       Switzerland             450           834,384
 Nike Inc., B   . . . . . . . . . . . . . . . . .      United States          6,600           410,438
 PepsiCo Inc. . . . . . . . . . . . . . . . . . .      United States         16,500           609,469
 Philip Morris Cos. Inc.  . . . . . . . . . . . .      United States         18,600           652,163
 Procter & Gamble Co.   . . . . . . . . . . . . .      United States          5,900           553,494
 Wm. Wrigley Jr. Co.  . . . . . . . . . . . . . .      United States          4,900           434,569
                                                                                           ----------
                                                                                            6,570,812
                                                                                           ----------
 CONSUMER SERVICES 2.2%
 Ecolab Inc. . . . . . . . . . . . . . . . . . .       United States          6,000           251,625
 McDonald's Corp. . . . . . . . . . . . . . . . .      United States         10,500           444,938
 The Walt Disney Co.  . . . . . . . . . . . . . .      United States         15,300           485,775
                                                                                           ----------
                                                                                            1,182,338
                                                                                           ----------

 ELECTRONIC TECHNOLOGY 10.2%
(a)Applied Materials Inc. . . . . . . . . . . . .      United States         10,400           557,700
(a)Cisco Systems Inc. . . . . . . . . . . . . . .      United States          7,875           898,242
(a)Dell Computer Corp. . . . . . . . . . . . . .       United States          7,000           288,313
 Hewlett-Packard Co.  . . . . . . . . . . . . . .      United States          9,500           749,313
 Intel Corp.  . . . . . . . . . . . . . . . . . .      United States         20,100         1,229,861
 Lucent Technologies Inc.  . . . . . . . . . . .       United States          9,844           591,871
 Molex Inc.  . . . . . . . . . . . . . . . . . .       United States         28,000           903,000
 Motorola Inc.  . . . . . . . . . . . . . . . . .      United States          4,900           392,613
                                                                                           ----------
                                                                                            5,610,913
                                                                                           ----------

 ENERGY MINERALS 5.0%
 BP Amoco PLC,ADR . . . . . . . . . . . . . . . .      United Kingdom         5,813           657,959
 Exxon Corp.  . . . . . . . . . . . . . . . . . .      United States         11,000           913,688
 Royal Dutch Petroleum Co., N.Y.shs.  . . . . . .       Netherlands          20,000         1,173,750
                                                                                           ----------
                                                                                            2,745,397
                                                                                           ----------

 FINANCE 14.0%
 AFLAC Inc. . . . . . . . . . . . . . . . . . . .      United States         13,700           743,225
 American International Group Inc.  . . . . . . .      United States          7,812           917,422
 Capital One Financial Corp. . . . . . . . . . .       United States          3,200           555,800
 Charles Schwab Corp. . . . . . . . . . . . . . .      United States          6,000           658,500
 Chase Manhattan Corp.   . . . . . . . . . . . .       United States          7,900           653,725
 Citigroup Inc.  . . . . . . . . . . . . . . . .       United States         10,150           763,788
 Countrywide Credit Industries Inc.  . . . . . .       United States         21,000           951,563
 Fannie Mae  . . . . . . . . . . . . . . . . . .       United States         12,900           915,094


                                                                              33

-PAGE-
FRANKLIN STRATEGIC SERIES
Statement of Investments, April 30, 1999 (cont.)

 FRANKLIN BLUE CHIP FUND                               COUNTRY           SHARES            VALUE
 --------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 FINANCE (CONT.)
 Marsh & McLennan Cos. Inc. ......................  United States         12,000       $   918,750
 Merrill Lynch & Co. Inc. ........................  United States          7,100           595,956
                                                                                       -----------
                                                                                         7,673,823
                                                                                       -----------
 HEALTH TECHNOLOGY 11.4%
 Abbott Laboratories  ............................  United States         14,100           682,969
 Bristol-Myers Squibb Co. ........................  United States         11,100           705,544
 Eli Lilly & Co. .................................  United States          9,100           669,988
 Johnson & Johnson ...............................  United States          6,100           594,750
 Medtronic Inc. ..................................  United States         10,100           726,569
 Merck & Co. Inc. ................................  United States          7,800           547,950
 Novartis AG .....................................   Switzerland             370           542,667
 Pfizer Inc. .....................................  United States          4,900           563,806
 Roche Holding AG ................................   Switzerland              40           471,330
 Schering-Plough Corp. ...........................  United States         15,500           748,844
                                                                                       -----------
                                                                                         6,254,417
                                                                                       -----------
 INDUSTRIAL SERVICES 2.9%
(a)AES Corp. .....................................  United States         13,800           690,000
 Schlumberger Ltd. ...............................  United States         14,100           900,638
                                                                                       -----------
                                                                                         1,590,638
                                                                                       -----------
 NON-ENERGY MINERALS 1.0%
 De Beers Consolidated Mines AG, ADR .............   South Africa         22,600           553,700
                                                                                       -----------
 PROCESS INDUSTRIES 4.6%
 Avery Dennison Corp. ............................  United States         13,900           948,675
 Monsanto Co. ....................................  United States          9,000           407,250
 Praxair Inc. ....................................  United States         10,400           538,200
 Sigma-Aldrich Corp. .............................  United States         20,100           653,250
                                                                                       -----------
                                                                                         2,547,375
                                                                                       -----------

 PRODUCER MANUFACTURING 5.7%
 General Electric Co. ............................  United States         15,100         1,593,050
 Minnesota Mining & Manufacturing Co. ............  United States         10,000           890,000
 Tyco International Ltd. .........................  United States          3,000           243,750
 Xerox Corp. .....................................  United States          7,200           423,000
                                                                                       -----------
                                                                                         3,149,800
                                                                                       -----------

 RETAIL TRADE 4.5%
(a)Safeway Inc. ..................................  United States         17,000           916,938
 Wal-Mart Stores Inc. ............................  United States         23,800         1,094,800
(a)Williams-Sonoma Inc. ..........................  United States         15,000           435,000
                                                                                       -----------
                                                                                         2,446,738
                                                                                       -----------
 TECHNOLOGY SERVICES 7.7%
(a)America Online Inc. ...........................  United States          2,500           356,875
 Automatic Data Processing Inc. ..................  United States         12,500           556,250
(a)EMC Corp. .....................................  United States          3,700           403,069



34

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

 FRANKLIN BLUE CHIP FUND                                                                COUNTRY          SHARES            VALUE
 ---------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 TECHNOLOGY SERVICES (CONT.)
 First Data Corp.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    United States       10,400       $   441,350
(a)Microsoft Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    United States       19,700         1,601,856
(a)Oracle Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   United States       18,750           507,422
 SAP AG  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Germany            1,200           385,307
                                                                                                                       -----------
                                                                                                                         4,252,129
                                                                                                                       -----------
 TELECOMMUNICATIONS 7.6%

(a)AirTouch Communications Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .   United States        5,000           466,875
 AT&T Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   United States       16,700           843,350
 BellSouth Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    United States       11,000           492,250
 GTE Corp.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    United States       10,000           669,375
(a)MCI WorldCom Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    United States        9,000           739,688
 SBC Communications Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   United States       12,000           672,000
 Telefonica SA, ADR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      Spain             1,960           273,236
                                                                                                                       -----------
                                                                                                                         4,156,774
                                                                                                                       -----------

 UTILITIES 1.4%

 Enron Corp.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   United States        6,000           451,500
 Williams Cos. Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   United States        7,000           330,750
                                                                                                                       -----------
                                                                                                                           782,250
                                                                                                                       -----------
 TOTAL LONG TERM INVESTMENTS ($43,957,346)  . . . . . . . . . . . . . . . . . . . .                                     50,236,368
                                                                                                                       -----------

                                                                                                        PRINCIPAL
                                                                                                         AMOUNT
                                                                                                         ------
(c)REPURCHASE AGREEMENT 12.2%
 Joint Repurchase Agreement, 4.862%,5/03/99, (Maturity Value $6,720,802)
  (COST $6,718,080)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    United States    $6,718,080         6,718,080
   Barclays Capital Inc.(Maturity Value $694,057)
   Bear, Stearns & Co. Inc. (Maturity Value $378,584)
   Chase Securities Inc. (Maturity Value $694,057)
   CIBC Oppenheimer Corp. (Maturity Value $694,057)
   Deutsche Bank Securities Inc. (Maturity Value $95,705)
   Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $694,057)
   Dresdner Kleinwort Benson, North America LLC (Maturity Value $694,057)
   Lehman Brothers Inc. (Maturity Value $694,057)
   Paine Webber Inc. (Maturity Value $694,057)
   Paribas Corp. (Maturity Value $694,057)
   UBS Securities LLC (Maturity Value $694,057)
     Collateralized by U.S.Treasury Bills & Notes
                                                                                                                        -----------
 TOTAL INVESTMENTS (Cost $50,675,426) 103.7%  . . . . . . . . . . . . . . . . . . .                                      56,954,448
 OTHER ASSETS, LESS LIABILITIES (3.7%)  . . . . . . . . . . . . . . . . . . . . . .                                      (2,073,983)
                                                                                                                        -----------
 NET ASSETS 100.0%  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                     $54,880,465
                                                                                                                        ===========

(a)Non-income producing.
(c)See Note 1(c) regarding joint repurchase agreement.

                      See notes to financial statements.

                                                                              35

-PAGE-
FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN CALIFORNIA GROWTH FUND

                                                                                          CLASS A
                                                       ---------------------------------------------------------------------------
                                                                                     YEAR ENDED APRIL 30,
                                                       ---------------------------------------------------------------------------
                                                           1999             1998           1997            1996           1995
                                                       ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................      $24.97          $19.35          $18.26          $14.03         $12.05
                                                       ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................         .10             .14             .13             .20            .16
 Net realized and unrealized gains .................        1.42            6.48            1.51            6.03           3.04
                                                       ---------------------------------------------------------------------------
Total from investment operations ...................        1.52            6.62            1.64            6.23           3.20
                                                       ---------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................       (.14)           (.14)           (.12)           (.23)          (.12)
 Net realized gains ................................       (.53)           (.86)           (.43)          (1.77)         (1.10)
                                                       ---------------------------------------------------------------------------
Total distributions ................................       (.67)          (1.00)           (.55)          (2.00)         (1.22)
                                                       ---------------------------------------------------------------------------
Net asset value, end of year .......................      $25.82          $24.97          $19.35          $18.26         $14.03
                                                       ===========================================================================

Total return(*) ....................................       6.39%          34.98%           8.94%          47.42%         29.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................    $780,598        $721,254        $282,898         $81,175        $13,844
Ratios to average net assets:
 Expenses ..........................................       1.00%            .99%           1.08%            .71%           .25%
 Expenses excluding waiver and payments by affiliate       1.00%            .99%           1.08%           1.09%          1.27%
 Net investment income .............................        .41%            .67%            .84%           1.42%          1.63%
Portfolio turnover rate ............................      52.76%          48.52%          44.81%          61.82%         79.52%

(*)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

36

-PAGE-
FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN CALIFORNIA GROWTH FUND (CONT.)

                                                                         CLASS B
                                                                        YEAR ENDED
                                                                      APRIL 30,1999(3)
                                                                      ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................            $24.31
                                                                      ----------------
Income from investment operations:
 Net investment loss ...........................................             (.01)
 Net realized and unrealized gains .............................              1.45
                                                                      ----------------
Total from investment operations ...............................              1.44
Net asset value, end of period .................................            $25.75
                                                                      ================

Total return(*) ................................................             5.88%

RATIOS/SUPPLEMENTAL DATA
Net assets,end of period (000's) ...............................            $2,657
Ratios to average net assets:
 Expenses ......................................................             1.75%(2)
 Net investment loss ...........................................            (.33%)(2)
Portfolio turnover rate ........................................            52.76%

(*) Total return does not reflect contingent deferred sales charge,and is not annualized for periods less than one year.
(2) Annualized
(3) For the period January 1,1999 (effective date) to April 30,1999.

                                                                              37

-PAGE-
FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN CALIFORNIA GROWTH FUND (CONT.)

                                                                                     CLASS C
                                                                       --------------------------------------
                                                                                YEAR ENDED APRIL 30,
                                                                       --------------------------------------
                                                                           1999        1998      1997(4)
                                                                       --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................          $24.81      $19.27      $18.05
                                                                       --------------------------------------
Income from investment operations:
 Net investment income (loss) ..................................           (.07)          --         .05
 Net realized and unrealized gains .............................            1.42        6.43        1.65
                                                                       --------------------------------------
Total from investment operations ...............................            1.35        6.43        1.70
                                                                       --------------------------------------
Less distributions from:
 Net investment income .........................................              --        (.03)       (.05)
 Net realized gains ............................................            (.53)       (.86)       (.43)
                                                                       --------------------------------------
Total distributions ............................................            (.53)       (.89)       (.48)
                                                                       --------------------------------------
Net asset value, end of year ...................................          $25.63      $24.81      $19.27
                                                                       ======================================

Total return(*) ................................................           5.67%      34.02%       9.32%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................        $159,310    $122,701     $24,556
Ratios to average net assets:
 Expenses ......................................................           1.75%       1.74%       1.86%(2)
 Net investment income (loss) ..................................           (.33%)      (.10%)       .05%(2)
Portfolio turnover rate ........................................          52.76%      48.52%      44.81%

(*) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(2) Annualized
(4) For the period September 3,1996 (effective date) to April 30, 1997.

                       See notes to financial statements.
38

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999

 FRANKLIN CALIFORNIA GROWTH FUND                                                 SHARES         VALUE
--------------------------------------------------------------------------------------------------------
 COMMON STOCKS 91.2%
(a)COMMERCIAL SERVICES 1.7%
 NetGravity Inc. .........................................................       30,000      $ 1,213,125
 Probusiness Services Inc. ...............................................      130,000        4,663,750
(d)RemedyTemp Inc.,A .....................................................      400,000        4,675,000
 Robert Half International Inc. ..........................................      225,000        5,371,875
                                                                                             -----------
                                                                                              15,923,750
                                                                                             -----------
 CONSUMER DURABLES 1.9%
(a)Electronic Arts Inc. ..................................................      150,000        7,621,875
 K2 Inc. .................................................................      148,400        1,511,825
 Mattel Inc. .............................................................      325,000        8,409,375
                                                                                             -----------
                                                                                              17,543,075
                                                                                             -----------

 CONSUMER NON-DURABLES 2.5%
 Clorox Co. ..............................................................      150,000       17,306,250
(a)Del Monte Foods Co. ...................................................      501,500        6,707,563
                                                                                             -----------
                                                                                              24,013,813
                                                                                             -----------
 CONSUMER SERVICES 3.4%
(a)Foodmaker Inc. ........................................................      200,000        4,825,000
(a)Fox Entertainment Group Inc.,A ........................................      100,000        2,562,500
 The McClatchy Co.,A .....................................................      175,000        6,278,125
 The Walt Disney Co. .....................................................      150,000        4,762,500
 United Television Inc. ..................................................       60,000        6,030,000
(a)Univision Communications Inc.,A .......................................      135,000        7,813,125
                                                                                             -----------
                                                                                              32,271,250
                                                                                             -----------
 ELECTRONIC TECHNOLOGY 26.6%
(a)Altera Corp. ..........................................................      100,000        7,225,000
(a)Applied Materials Inc. ................................................      175,000        9,384,375
(a)Applied Micro Circuits Corp. ..........................................      175,000        9,329,688
(a)Catapult Communications Corp. .........................................      175,000        2,723,438
(a)Cisco Systems Inc. ....................................................      300,000       34,218,750
(a)Coherent Inc. .........................................................      175,000        2,603,125
(a)Cypress Semiconductor Corp. ...........................................      550,000        5,637,500
(a)Flextronics International Ltd. ........................................      100,000        4,668,744
 Hewlett-Packard Co. .....................................................      225,000       17,746,875
 Intel Corp. .............................................................      250,000       15,296,875
(a)Javelin Systems Inc. ..................................................      300,000        3,525,000
(a)KLA-Tencor Corp. ......................................................      150,000        7,443,750
(a)Lam Research Corp. ....................................................      200,000        6,300,000
 Linear Technology Corp. .................................................      250,000       14,218,750
(a)Maxim Integrated Products Inc. ........................................      175,000        9,800,000
(a)Proxim Inc. ...........................................................      108,900        4,192,650
(a)Sanmina Corp. .........................................................      100,000        6,637,500
(a)Seagate Technology Inc. ...............................................      200,000        5,575,000
(a)Solectron Corp. .......................................................      250,000       12,125,000
(a)Spectra-Physics Lasers Inc. ...........................................      200,000        1,825,000
(a)Sun Microsystems Inc. .................................................      450,000       26,915,625

                                                                              39

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

 FRANKLIN CALIFORNIA GROWTH FUND                                   SHARES         VALUE
-------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 ELECTRONIC TECHNOLOGY (CONT.)
(a)Synopsys Inc. ............................................      200,000     $  9,425,000
(a)Tekelec ..................................................      305,000        2,754,547
(a)Uniphase Corp. ...........................................      150,000       18,206,250
(a)Xilinx Inc. ..............................................      300,000       13,687,500
                                                                               ------------
                                                                                251,465,942
                                                                               ------------
 ENERGY MINERALS 2.9%
 Atlantic Richfield Co. .....................................       90,000        7,554,375
 Chevron Corp. ..............................................       90,000        8,977,500
(a)Nuevo Energy Co. .........................................      200,000        3,175,000
 Unocal Corp. ...............................................      175,000        7,273,438
                                                                               ------------
                                                                                 26,980,313
                                                                               ------------
 FINANCE 11.2%
 Charles Schwab Corp. .......................................      225,000       24,693,750
 Countrywide Credit Industries Inc. .........................      250,000       11,328,125
(a)E*TRADE Group Inc. .......................................      100,000       11,550,000
(a)Freedom Securities Corp. .................................       90,000        1,636,875
(a)Golden State Bancorp Inc. ................................      400,000        9,825,000
 Mercury General Corp. ......................................      100,000        3,612,500
 The PMI Group Inc. .........................................       50,000        2,790,625
 Providian Financial Corp. ..................................      200,000       25,812,500
(a)Silicon Valley Bancshares ................................      350,000        6,146,875
 Washington Mutual Inc. .....................................      193,750        7,967,969
                                                                               ------------
                                                                                105,364,219
                                                                               ------------
(a)HEALTH SERVICES .2%
 Total Renal Care Holdings Inc. .............................      150,000        2,081,250
                                                                               ------------
 HEALTH TECHNOLOGY 7.4%
(a)Affymetrix Inc. ..........................................      100,000        4,087,500
 Allergan Inc. ..............................................      100,000        8,987,500
(a)Amgen Inc. ...............................................       70,000        4,300,625
(a)Cerus Corp. ..............................................       60,000          982,500
(a)Chiron Corp. .............................................      255,500        5,141,938
(a)Dura Pharmaceuticals Inc. ................................      100,000        1,200,000
(a)Genentech Inc. ...........................................      125,000       10,578,125
(a)Gilead Sciences Inc. .....................................       75,000        3,454,688
(a)Inhale Therapeutic Systems Inc. ..........................      350,000       10,062,500
 Mentor Corp. ...............................................       44,500          645,250
(a)Molecular Devices Corp. ..................................      300,000        7,200,000
(a)Nanogen Inc. .............................................      190,000        1,496,250
(a)ResMed Inc. ..............................................      100,000        2,643,750
(a)Watson Pharmaceuticals Inc. ..............................      225,000        9,112,500
                                                                               ------------
                                                                                 69,893,126
                                                                               ------------
(a)INDUSTRIAL SERVICES 2.7%
 Catalytica Inc. ............................................      250,000        3,421,875
 EMCON ......................................................      268,700        1,494,644

40

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)


 FRANKLIN CALIFORNIA GROWTH FUND                                            SHARES         VALUE
---------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
(a)INDUSTRIAL SERVICES (CONT.)
 Granite Construction Inc. ..........................................      250,000      $ 7,140,625
 Tetra Tech Inc. ....................................................      375,000        9,070,313
 Varco International Inc. ...........................................      350,000        3,959,375
                                                                                        -----------
                                                                                         25,086,832
                                                                                        -----------
 PROCESS INDUSTRIES .2%
 Optical Coating Laboratory Inc. ....................................       30,000        1,848,750
                                                                                        -----------
 PRODUCER MANUFACTURING 2.6%
 Avery Dennison Corp. ...............................................      250,000       17,062,500
 Reliance Steel & Aluminum Co. ......................................      115,000        4,190,313
(a)Simpson Manufacturing Co. Inc ....................................       75,000        3,468,750
                                                                                        -----------
                                                                                         24,721,563
                                                                                        -----------
 REAL ESTATE 5.0%
 Alexandria Real Estate Equities Inc. ...............................      150,000        4,228,125
 AMB Property Corp. .................................................      175,000        3,850,000
 Arden Realty Inc. ..................................................      450,000       11,250,000
 Burnham Pacific Properties Inc. ....................................      450,000        5,175,000
(a)Catellus Development Corp. .......................................      325,000        4,996,875
 Irvine Apartment Communities Inc. ..................................      175,000        5,862,500
 Spieker Properties Inc. ............................................      300,000       11,775,000
                                                                                        -----------
                                                                                         47,137,500
                                                                                        -----------
(a)RETAIL TRADE 4.7%
 Cost Plus Inc. .....................................................      250,000        8,812,500
 Costco Cos. Inc. ...................................................      150,000       12,140,625
 Safeway Inc. .......................................................      325,000       17,529,688
 Williams-Sonoma Inc. ...............................................      200,000        5,800,000
                                                                                        -----------
                                                                                         44,282,813
                                                                                        -----------
(a)TECHNOLOGY SERVICES 12.7%
 At Home Corp. ......................................................       10,000        1,439,375
 BroadVision Inc. ...................................................      100,000        5,806,250
 Clarify Inc. .......................................................       75,000        1,762,500
 Computer Sciences Corp. ............................................      200,000       11,912,500
 EarthLink Network Inc. .............................................       40,000        2,757,500
 eBay Inc. ..........................................................       60,000       12,487,500
 Excite Inc. ........................................................       15,000        2,190,000
 Exodus Communications Inc. .........................................       15,000        1,351,875
 Geocities ..........................................................       10,000        1,165,000
 HNC Software Inc. ..................................................      175,000        3,762,500
 i2 Technologies Inc. ...............................................      200,000        6,775,000
 Infoseek Corp. .....................................................       15,000          765,938
 International Network Services .....................................      300,000       11,400,000
 Intuit Inc. ........................................................      125,000       10,765,625
 Legato Systems Inc. ................................................      100,000        4,043,750
(b)Marimba Inc. .....................................................        3,000          182,250
 Micromuse Inc. .....................................................      200,000        6,887,500

                                                                              41

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)


 FRANKLIN CALIFORNIA GROWTH FUND                                                      SHARES         VALUE
--------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
(a)TECHNOLOGY SERVICES (CONT.)
 Mpath Interactive Inc. ...................................................             6,800     $    267,750
 Oracle Corp. .............................................................           225,000        6,089,063
 Siebel Systems Inc. ......................................................           200,000        7,687,500
 VeriSign Inc. ............................................................            15,000        1,725,000
 VERITAS Software Corp. ...................................................           175,000       12,425,000
 Wind River Systems Inc. ..................................................           300,000        4,500,000
 Yahoo! Inc. ..............................................................            10,000        1,746,875
                                                                                                  ------------
                                                                                                   119,896,251
                                                                                                  ------------

(a)TELECOMMUNICATIONS 3.1%
 AirTouch Communications Inc. .............................................           175,000       16,340,625
 Covad Communications Group Inc. ..........................................            50,000        4,800,000
 Pacific Gateway Exchange Inc. ............................................           200,000        8,000,000
                                                                                                  ------------
                                                                                                    29,140,625
                                                                                                  ------------
 TRANSPORTATION 1.0%
 Expeditors International of Washington Inc. ..............................           150,000        9,093,750
                                                                                                  ------------
 UTILITIES 1.4%
 American States Water Co. ................................................           168,900        4,296,394
(a)California Water Service Group .........................................           180,000        4,128,750
 Edison International .....................................................           200,000        4,900,000
                                                                                                  ------------
                                                                                                    13,325,144
                                                                                                  ------------
 TOTAL COMMON STOCKS (COST $628,732,448) ..................................                        860,069,966
                                                                                                  ------------
 CONVERTIBLE PREFERRED STOCKS .5%
 Glenborough Realty Trust, 7.75%, cvt. pfd., A (COST $6,000,000) ..........           240,000        4,335,000
                                                                                                  ------------


                                                                                   PRINCIPAL
                                                                                     AMOUNT
                                                                                     ------
 CONVERTIBLE BONDS .8%
(a)ELECTRONIC TECHNOLOGY .5%
 Aspect Telecommunications Corp., cvt. sub. deb., 144A, zero cpn., 8/10/18..     $ 10,500,000        2,073,750
 Aspect Telecommunications Corp., cvt. sub. deb., zero cpn., 8/10/18 .......       14,000,000        2,765,000
                                                                                                  ------------
                                                                                                     4,838,750
                                                                                                  ------------
 TECHNOLOGY SERVICES .3%
 Activision Inc., cvt. sub. note, 144A, 6.75%, 1/01/05 .....................        3,000,000        2,640,000
                                                                                                  ------------
 TOTAL CONVERTIBLE BONDS (COST $7,878,601) .................................                         7,478,750
                                                                                                  ------------
 TOTAL LONG TERM INVESTMENTS (COST $642,611,049) ...........................                       871,883,716
                                                                                                  ------------

42

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)


                                                                                          PRINCIPAL
 FRANKLIN CALIFORNIA GROWTH FUND                                                           AMOUNT             VALUE
-----------------------------------------------------------------------------------------------------------------------
(c)REPURCHASE AGREEMENT 7.0%
 Joint Repurchase Agreement,4.862%, 5/03/99,(Maturity Value
   $66,279,880) (COST $66,253,037) ............................................          $66,253,037       $ 66,253,037
  Barclays Capital Inc.(Maturity Value $6,844,705)
  Bear, Stearns & Co. Inc.(Maturity Value $3,733,475)
  Chase Securities Inc.(Maturity Value $6,844,704)
  CIBC Oppenheimer Corp.(Maturity Value $6,844,705)
  Deutsche Bank Securities Inc.(Maturity Value $944,065)
  Donaldson, Lufkin & Jenrette Securities Corp.(Maturity Value $6,844,704)
  Dresdner Kleinwort Benson, North America LLC (Maturity Value $6,844,705)
  Lehman Brothers Inc.(Maturity Value $6,844,704)
  Paine Webber Inc.(Maturity Value $6,844,705)
  Paribas Corp.(Maturity Value $6,844,704)
  UBS Securities LLC (Maturity Value $6,844,704)
    Collateralized By U.S.Treasury Bills & Notes
                                                                                                           ------------
 TOTAL INVESTMENTS (COST $708,864,086) 99.5% ..................................                             938,136,753
 OTHER ASSETS, LESS LIABILITIES .5% ...........................................                               4,427,891
                                                                                                           ------------
 NET ASSETS 100.0% ............................................................                            $942,564,644
                                                                                                           ============


(a) Non-income producing.
(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
(c) See Note 1(c) regarding joint repurchase agreement.
(d) See Note 6 regarding holdings of 5% voting securities.

                       See notes to financial statements.

                                                                              43

-PAGE-
FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN MIDCAP GROWTH FUND

                                                                                                YEAR ENDED APRIL 30,
                                                                                  -------------------------------------------------
                                                                                   1999      1998      1997        1996      1995
                                                                                  -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................................     $17.44    $13.34    $14.24      $10.81    $10.05
                                                                                  -------------------------------------------------
Income from investment operations:
 Net investment income (loss) ...............................................        .04        --      (.02)        .18       .21
 Net realized and unrealized gains (losses) .................................      (1.17)     4.66       .93        3.59       .77
                                                                                  -------------------------------------------------
Total from investment operations ............................................      (1.13)     4.66       .91        3.77       .98
                                                                                  -------------------------------------------------

Less distributions from:
 Net investment income ......................................................         --        --      (.05)       (.21)     (.20)
 Net realized gains .........................................................       (.16)     (.56)    (1.76)       (.13)     (.02)
                                                                                  -------------------------------------------------
Total distributions .........................................................       (.16)     (.56)    (1.81)       (.34)     (.22)
                                                                                  -------------------------------------------------
Net asset value, end of year ................................................     $16.15    $17.44    $13.34      $14.24    $10.81
                                                                                  =================================================

Total return(*) .............................................................     (6.36%)   35.53%     6.31%      35.40%    10.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................................    $33,901   $29,864   $12,853      $7,575    $5,591
Ratios to average net assets:
 Expenses ...................................................................      1.24%     1.17%     1.07%        .16%        --
 Expenses excluding waiver and payments by affiliate ........................      1.24%     1.17%     1.07%        .96%      .98%
 Net investment income (loss) ...............................................       .30%     (.03%)    (.22%)      1.42%     2.12%
Portfolio turnover rate .....................................................     59.97%    50.16%    76.35%     102.65%   163.54%


(*)Total return does not reflect sales commissions or the contingent deferred sales charge,and is not annualized for periods less than one year.

                       See notes to financial statements.

44

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999

 FRANKLIN MIDCAP GROWTH FUND                                                                SHARES       VALUE
----------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 91.7%
(a)COMMERCIAL SERVICES 3.4%
 Convergys Corp. .....................................................................      12,000    $  223,500
 Robert Half International Inc. ......................................................      20,000       477,500
 U.S.Foodservice .....................................................................      11,000       462,688
                                                                                                      ----------
                                                                                                       1,163,688
                                                                                                      ----------
(a)CONSUMER DURABLES 1.0%
 Electronic Arts Inc. ................................................................       6,500       330,281
                                                                                                      ----------

 CONSUMER NON-DURABLES 4.9%
 Estee Lauder Cos., A ................................................................       8,300       831,038
 Hershey Foods Corp. .................................................................      10,000       526,250
(a)Tommy Hilfiger Corp. ..............................................................       4,500       314,438
                                                                                                      ----------
                                                                                                       1,671,726
                                                                                                      ----------
 CONSUMER SERVICES 11.1%
(a)Apollo Group Inc., A ..............................................................      18,000       445,500
(a)Chancellor Media Corp. ............................................................      11,800       647,525
(a)DeVry Inc. ........................................................................      21,200       559,150
 Ecolab Inc. .........................................................................      16,000       671,000
(a)Education Management Corp. ........................................................      15,800       315,013
 The McClatchy Co., A ................................................................       9,800       351,575
 MeriStar Hospitality Corp. ..........................................................      17,000       391,000
(a)Starbucks Corp. ...................................................................      10,000       369,375
                                                                                                      ----------
                                                                                                       3,750,138
                                                                                                      ----------

 ELECTRONIC TECHNOLOGY 9.7%
(a)Altera Corp. ......................................................................      11,000       794,750
 Linear Technology Corp. .............................................................      10,000       568,750
(a)Mettler-Toledo International Inc. .................................................      21,000       548,625
(a)Seagate Technology Inc. ...........................................................      11,500       320,563
(a)Synopsys Inc. .....................................................................       9,000       424,125
(a)Tellabs Inc. ......................................................................       5,800       634,557
                                                                                                      ----------
                                                                                                       3,291,370
                                                                                                      ----------

(a)ENERGY MINERALS 1.0%
 Barrett Resources Corp. .............................................................      11,500       349,313
                                                                                                      ----------

 FINANCE 16.3%
 Countrywide Credit Industries Inc. ..................................................      15,500       702,344
 Federated Investors Inc. ............................................................      32,000       514,000
 Financial Security Assurance Holdings Ltd. ..........................................       7,600       434,150
 HCC Insurance Holdings Inc. .........................................................      22,000       464,750
 National Commerce Bancorp ...........................................................      19,800       495,000
 North Fork Bancorporation Inc. ......................................................      15,300       344,250
 The PMI Group Inc. ..................................................................       7,200       401,850
 Protective Life Corp. ...............................................................      14,000       548,625
 Providian Financial Corp. ...........................................................       5,000       645,313

                                                                              45

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

 FRANKLIN MIDCAP GROWTH FUND                                                     SHARES       VALUE
------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 FINANCE (CONT.)
 Reinsurance Group of America ..............................................      11,250    $  480,938
 Zions Bancorp .............................................................       7,200       480,150
                                                                                            ----------
                                                                                             5,511,370
                                                                                            ----------

 HEALTH SERVICES 2.8%
(a)Cardinal Health Inc. ....................................................       6,000       358,875
 Omnicare Inc. .............................................................      25,000       601,563
                                                                                            ----------
                                                                                               960,438
                                                                                            ----------

(a)HEALTH TECHNOLOGY 4.1%
 Centocor Inc. .............................................................       5,800       257,375
 Chiron Corp. ..............................................................      11,000       221,375
 Genzyme Corp. .............................................................       5,700       215,175
 Quintiles Transnational Corp. .............................................      10,000       405,625
 Watson Pharmaceuticals Inc. ...............................................       7,500       303,750
                                                                                            ----------
                                                                                             1,403,300
                                                                                            ----------

 INDUSTRIAL SERVICES 3.7%
(a)AES Corp. ...............................................................       9,200       460,000
 Republic Services Inc., A .................................................      21,500       442,094
 Transocean Offshore Inc. ..................................................      11,800       350,313
                                                                                            ----------
                                                                                             1,252,407
                                                                                            ----------

 PROCESS INDUSTRIES 4.4%
 AptarGroup Inc. ...........................................................      11,400       319,200
 Bowater Inc. ..............................................................       8,400       450,450
(a)Owens-Illinois Inc. .....................................................      10,100       292,900
 Sigma-Aldrich Corp. .......................................................      13,300       432,250
                                                                                            ----------
                                                                                             1,494,800
                                                                                            ----------

(a)PRODUCER MANUFACTURING 3.5%
 Gentex Corp. ..............................................................      20,200       607,263
 Weatherford International Inc. ............................................      16,600       562,325
                                                                                            ----------
                                                                                             1,169,588
                                                                                            ----------

 REAL ESTATE 3.3%
 Equity Office Properties Trust ............................................      12,400       341,775
 Equity Residential Properties Trust .......................................       8,000       370,000
 Security Capital Group Inc., B ............................................      27,000       408,375
                                                                                            ----------
                                                                                             1,120,150
                                                                                            ----------

 RETAIL TRADE 6.2%
 Family Dollar Stores Inc. .................................................      24,000       579,000
(a)Office Depot Inc. .......................................................      19,500       429,000
(a)Safeway Inc. ............................................................       6,000       323,625
 Tiffany & Co. .............................................................       9,000       756,000
                                                                                            ----------
                                                                                             2,087,625
                                                                                            ----------

46

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

 FRANKLIN MIDCAP GROWTH FUND                                                                        SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
(a)TECHNOLOGY SERVICES 4.7%
 Affiliated Computer Services Inc., A .................................................               8,500       $   325,125
 Computer Sciences Corp. ..............................................................               6,000           357,375
 Sapient Corp. ........................................................................               7,000           439,250
 Siebel Systems Inc. ..................................................................              12,000           461,250
                                                                                                                  -----------
                                                                                                                    1,583,000
                                                                                                                  -----------

 TELECOMMUNICATIONS 2.6%
 Cincinnati Bell Inc. .................................................................              16,000           362,000
(a)Western Wireless Corp., A ..........................................................              12,500           513,274
                                                                                                                  -----------
                                                                                                                      875,274
                                                                                                                  -----------

 TRANSPORTATION 4.3%
 C.H. Robinson Worldwide Inc. .........................................................              15,600           467,025
 Expeditors International of Washington Inc. ..........................................              16,500         1,000,313
                                                                                                                  -----------
                                                                                                                    1,467,338
                                                                                                                  -----------

 UTILITIES 4.7%
 CMS Energy Corp. .....................................................................               8,500           374,000
 Baltimore Gas and Electric Co. .......................................................              10,700           300,938
 El Paso Energy Corp. .................................................................               9,500           349,125
 Montana Power Co. ....................................................................               7,700           574,131
                                                                                                                  -----------
                                                                                                                    1,598,194
                                                                                                                  -----------
 TOTAL LONG TERM INVESTMENTS (COST $25,018,148) .......................................                            31,080,000
                                                                                                                  -----------


                                                                                                 PRINCIPAL
                                                                                                   AMOUNT
                                                                                                 ---------
(c)REPURCHASE AGREEMENT 8.3%
 Joint Repurchase Agreement,4.862%,5/03/99,(Maturity Value
   $2,825,900) (COST $2,824,755) ......................................................          $2,824,755         2,824,755
  Barclays Capital Inc.(Maturity Value $291,831)
  Bear,Stearns & Co.Inc.(Maturity Value $159,180)
  Chase Securities Inc. (Maturity Value $291,831)
  CIBC Oppenheimer Corp.(Maturity Value $291,831)
  Deutsche Bank Securities Inc.(Maturity Value $40,241)
  Donaldson,Lufkin & Jenrette Securities Corp.(Maturity Value $291,831)
  Dresdner Kleinwort Benson,North America LLC (Maturity Value $291,831)
  Lehman Brothers Inc.(Maturity Value $291,831)
  Paine Webber Inc.(Maturity Value $291,831)
  Paribas Corp.(Maturity Value $291,831)
  UBS Securities LLC (Maturity Value $291,831)
    Collateralized by U.S.Treasury Bills & Notes
                                                                                                                  -----------
 TOTAL INVESTMENTS (COST $27,842,903) 100.0% ..........................................                            33,904,755
                                                                                                                  -----------
 OTHER ASSETS, LESS LIABILITIES .......................................................                                (3,822)
                                                                                                                  -----------
 NET ASSETS 100.0% ....................................................................                           $33,900,933
                                                                                                                  ===========

(a) Non-income producing.
(c) See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.

                                                                              47

-PAGE-


FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

FRANKLIN SMALL CAP GROWTH FUND

                                                                                              CLASS A
                                                                  ---------------------------------------------------------------
                                                                                        YEAR ENDED APRIL 30,
                                                                  ---------------------------------------------------------------
                                                                       1999          1998          1997        1996        1995
                                                                  ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value,beginning of year ............................        $25.93        $18.96        $19.75      $14.90      $12.75
                                                                  ---------------------------------------------------------------
Income from investment operations:
 Net investment income .......................................           .06           .07           .03         .01         .03
 Net realized and unrealized gains (losses) ..................         (1.02)         7.92           .04        6.23        3.14
                                                                  ---------------------------------------------------------------
Total from investment operations .............................          (.96)         7.99           .07        6.24        3.17
                                                                  ---------------------------------------------------------------
Less distributions from:
 Net investment income .......................................          (.14)         (.09)         (.06)       (.01)       (.02)
 Net realized gains ..........................................          (.18)         (.93)         (.80)      (1.38)      (1.00)
                                                                  ---------------------------------------------------------------
Total distributions ..........................................          (.32)        (1.02)         (.86)      (1.39)      (1.02)
                                                                  ---------------------------------------------------------------
Net asset value,end of year ..................................        $24.65        $25.93        $18.96      $19.75      $14.90
                                                                  ===============================================================

Total return(*) ..............................................        (3.44%)       43.09%          .14%      44.06%      27.05%

RATIOS/SUPPLEMENTAL DATA
Net assets,end of year (000's) ...............................    $4,251,284    $3,957,972    $1,071,352    $444,912     $63,010
Ratios to average net assets:
 Expenses ....................................................          .94%          .89%          .92%        .97%        .69%
 Expenses excluding waiver and payments by affiliate .........          .94%          .89%          .92%       1.00%       1.16%
 Net investment income .......................................          .30%          .32%          .10%        .09%        .25%
Portfolio turnover rate ......................................        46.73%        42.97%        55.27%      87.92%     104.84%

(*) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

48

-PAGE-
FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN SMALL CAP GROWTH FUND (CONT.)

                                                                                           CLASS C
                                                                  ------------------------------------------------------
                                                                                     YEAR ENDED APRIL 30,
                                                                  ------------------------------------------------------
                                                                       1999          1998          1997        1996(5)
                                                                  ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value,beginning of year ............................        $25.59        $18.78        $19.66      $17.94
                                                                  ------------------------------------------------------
Income from investment operations:
 Net investment loss .........................................          (.09)         (.02)         (.05)       (.03)
 Net realized and unrealized gains (losses) ..................         (1.00)         7.76          (.03)       2.71
                                                                  ------------------------------------------------------
Total from investment operations .............................         (1.09)         7.74          (.08)       2.68
                                                                  ------------------------------------------------------
Less distributions from net realized gains ...................          (.18)         (.93)         (.80)       (.96)
                                                                  ------------------------------------------------------
Net asset value,end of year ..................................        $24.32        $25.59        $18.78      $19.66
                                                                  ======================================================

Total return(*) ..............................................        (4.08%)       42.06%         (.65%)     15.98%

RATIOS/SUPPLEMENTAL DATA
Net assets,end of year (000's) ...............................      $764,715      $731,707      $146,164     $24,102
Ratios to average net assets:
 Expenses ....................................................         1.69%         1.64%         1.69%       1.76%(2)
 Net investment loss .........................................         (.44%)        (.42%)        (.70%)      (.69%)(2)
Portfolio turnover rate ......................................        46.73%        42.97%        55.27%      87.92%

(*) Total return does not reflect sales commissions or the contingent deferred sales charge,and is not annualized for periods less than one year.
(2) Annualized
(5) For the period October 1,1995 (effective date) to April 30,1996.

                                                                              49

-PAGE-
FRANKLIN STRATEGIC SERIES
Financial Highlights (continued)

FRANKLIN SMALL CAP GROWTH FUND (CONT.)

                                                                                          ADVISOR CLASS
                                                                           ---------------------------------------------
                                                                                       YEAR ENDED APRIL 30,
                                                                           ---------------------------------------------
                                                                               1999            1998           1997(6)
                                                                           ---------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value,beginning of year .....................................      $  26.01        $  18.97        $ 20.48
                                                                           ---------------------------------------------
Income from investment operations:
 Net investment income ................................................           .10             .09            .01
 Net realized and unrealized gains (losses) ...........................         (1.00)           8.01          (1.52)
                                                                           ---------------------------------------------
Total from investment operations ......................................          (.90)           8.10          (1.51)
                                                                           ---------------------------------------------

Less distributions from:
 Net investment income ................................................          (.20)           (.13)            --
 Net realized gains ...................................................          (.18)           (.93)            --
                                                                           ---------------------------------------------
Total distributions ...................................................          (.38)          (1.06)            --
                                                                           ---------------------------------------------
Net asset value,end of year ...........................................      $  24.73        $  26.01        $ 18.97
                                                                           =============================================

Total return(*) .......................................................         (3.12%)         43.68%         (7.37%)

RATIOS/SUPPLEMENTAL DATA
Net assets,end of year (000's) ........................................      $168,055        $118,683        $18,777
Ratios to average net assets:
 Expenses .............................................................           .69%            .64%           .69%(2)
 Net investment income ................................................           .56%            .58%           .30%(2)
Portfolio turnover rate ...............................................         46.73%          42.97%         55.27%

(*) Total return is not annualized for periods less than one year.
(2 )Annualized
(6) For the period January 2,1997 (effective date) to April 30,1997.

                       See notes to financial statements.

50

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999

                                                                             SHARES/
 FRANKLIN SMALL CAP GROWTH FUND                                              RIGHTS         VALUE
-----------------------------------------------------------------------------------------------------
  COMMON STOCKS AND RIGHTS 90.1%
  COMMERCIAL SERVICES 2.2%
 (a)24/7 Media Inc. .................................................        415,400     $ 18,485,300
 (a)AnswerThink Consulting Group Inc. ...............................         75,000        1,664,063
(a,d)Applied Graphics Technologies Inc. .............................      1,319,000       13,354,875
 (a)The Corporate Executive Board Co. ...............................         93,500        2,629,688
 (a)Lamar Advertising Co., A ........................................        402,800       13,544,150
 (a)NetGravity Inc. .................................................         79,200        3,202,650
  Norrell Corp. .....................................................        931,100       13,966,500
 (a)NOVA Corp. ......................................................        888,800       23,108,800
 (a)RemedyTemp Inc., A ..............................................        319,300        3,731,819
(a,d)SOS Staffing Services Inc. .....................................        872,400        6,106,800
 (a)Sylvan Learning Systems Inc. ....................................        687,900       17,283,488
                                                                                         ------------
                                                                                          117,078,133
                                                                                         ------------
 (a)CONSUMER DURABLES .5%
 (d)Activision Inc. .................................................      1,294,400       13,510,300
  Electronic Arts Inc. ..............................................        200,000       10,162,500
                                                                                         ------------
                                                                                           23,672,800
                                                                                         ------------
  CONSUMER NON-DURABLES 2.2%
  Alberto-Culver Co., A .............................................        585,200       13,240,150
 (a)Gerber Childrenswear Inc. .......................................        360,000        2,790,000
 (a)Sola International Inc. .........................................        509,800        7,583,275
 (a)Tommy Hilfiger Corp. ............................................        898,900       62,810,638
(a,d)Tropical Sportswear International Corp. ........................        400,500        8,785,969
  Wolverine World Wide Inc. .........................................      1,575,500       18,906,000
                                                                                         ------------
                                                                                          114,116,032
                                                                                         ------------
  CONSUMER SERVICES 5.2%
 (a)BEA Systems Inc. ................................................      1,873,200       28,332,150
(a,d)Cumulus Media Inc., A ..........................................        785,000       12,707,188
 (a)DeVry Inc. ......................................................      1,064,800       28,084,100
 (a)Foodmaker Inc. ..................................................        411,400        9,925,025
 (a)Harrah's Entertainment Inc. .....................................      1,170,600       25,753,200
 (a)Jones Intercable Inc. ...........................................         12,500          565,625
 (a)Jones Intercable Inc., A ........................................        174,600        8,097,075
  MeriStar Hospitality Corp. ........................................      2,330,000       53,590,000
(a,d)MeriStar Hotels & Resorts Inc. .................................      1,330,000        4,821,250
(a,d)Prime Hospitality Corp. ........................................      3,020,500       36,812,344
 (a)SFX Entertainment Inc. ..........................................        587,000       36,247,250
 (a)Sotheby's Holdings Inc., A ......................................        375,000       15,984,375
 (a)Vail Resorts Inc. ...............................................        370,500        7,178,438
                                                                                         ------------
                                                                                          268,098,020
                                                                                         ------------
  ELECTRONIC TECHNOLOGY 21.1%
 (a)Advanced Energy Industries Inc. .................................        916,600       25,378,363
 (a)Aspect Telecommunications Corp. .................................      1,065,000        8,486,772
(a,d)AVT Corp. ......................................................        837,400       22,766,813
 (a)Catapult Communications Corp. ...................................        627,000        9,757,688
(a,d)Coherent Inc. ..................................................      1,763,400       26,230,575

                                                                              51

-PAGE-
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STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

                                                                                  SHARES/
 FRANKLIN SMALL CAP GROWTH FUND                                                   RIGHTS            VALUE
------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND RIGHTS (CONT.)
  ELECTRONIC TECHNOLOGY (CONT.)
(a,d)Com21 Inc. ...........................................................      1,294,000    $   40,275,750
 (a)Conexant Systems Inc. .................................................        218,300         8,895,725
 (a)Cymer Inc. ............................................................         50,000           912,500
  EG&G Inc. ...............................................................        400,000        12,500,000
 (a)Electro Scientific Industries Inc. ....................................        275,000        10,484,375
 (a)Etec Systems Inc. .....................................................        654,000        20,192,250
 (a)Excel Switching Corp. .................................................        733,300        15,215,975
 (a)First Virtual Corp. ...................................................        400,000         2,700,000
 (a)Flextronics International Ltd. ........................................        850,000        39,684,375
(a,d)FLIR Systems Inc. ....................................................      1,028,600        14,143,250
 (a)Gemstar International Group Ltd. ......................................        883,300        93,077,738
(a,d)H.T.E. Inc ...........................................................      1,227,100         3,604,606
 (a)Harmonic Lightwaves Inc. ..............................................        600,100        27,379,563
 (a)hi/fn Inc. ............................................................         52,500         2,835,000
(a,d)Itron Inc. ...........................................................      1,159,800         9,568,350
 (a)Jabil Circuit Inc. ....................................................        943,400        43,927,063
(a,d)Javelin Systems Inc. .................................................        499,100         5,864,425
(a,d)Komag Inc. ...........................................................      4,207,100        15,776,625
(a,d)Ladish Co.Inc ........................................................        971,600         6,497,575
 (a)Level One Communications Inc. .........................................        675,000        34,678,125
 (a)Mettler-Toledo International Inc. .....................................      1,886,600        49,287,425
 (a)Micrel Inc. ...........................................................         82,400         4,851,300
(a,d)Natural Microsystems Corp. ...........................................        646,600         3,313,825
 (d)Newport Corp. .........................................................        512,500         6,406,250
 (a)Novellus Systems Inc. .................................................        306,100        14,463,225
(a,d)Perceptron Inc. ......................................................        793,500         4,314,656
 (a)Photronics Inc. .......................................................        587,500        14,063,281
 (a)PLX Technology Inc. ...................................................         89,200         1,728,250
 (a)PMC-Sierra Inc. .......................................................        915,300        87,754,388
 (a)Power Integrations Inc. ...............................................        500,000        19,625,000
 (a)Proxim Inc. ...........................................................        101,600         3,911,600
 (a)Sanmina Corp. .........................................................        423,200        28,089,900
(a,d)Security Dynamics ....................................................      2,445,000        53,178,750
 (a)SIPEX Corp. ...........................................................        450,000         6,300,000
(a,d)Spectra-Physics Lasers Inc. ..........................................      1,016,300         9,273,738
 (a)Synopsys Inc. .........................................................      1,405,000        66,210,625
 (a)Tekelec ...............................................................      2,608,500        23,558,146
 (a)Terayon Communication Systems Inc. ....................................        186,800         7,542,050
 (a)TranSwitch Corp. ......................................................        205,400         9,037,600
 (a)TriStar Aerospace Co. .................................................        490,700         5,213,688
 (a)Uniphase Corp. ........................................................        858,600       104,212,575
 (a)Waters Corp. ..........................................................        619,800        65,156,475
 (a)Western Digital Corp. .................................................        824,300         6,542,881
                                                                                              --------------
                                                                                               1,094,869,109
                                                                                              --------------
  ENERGY MINERALS 4.0%
(a,d)Barrett Resources Corp. ..............................................      1,790,900        54,398,588
 (a)Denbury Resources Inc. ................................................      1,003,800         4,768,050

52

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

                                                                                    SHARES/
 FRANKLIN SMALL CAP GROWTH FUND                                                     RIGHTS           VALUE
-------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND RIGHTS (CONT.)
  ENERGY MINERALS (CONT.)
(a,d)Newfield Exploration Co. ...............................................      2,338,600     $ 62,849,875
(a,d)Nuevo Energy Co. .......................................................      1,075,500       17,073,563
  Range Resources Corp. .....................................................      1,990,000       10,198,750
  Snyder Oil Corp. ..........................................................        828,000       15,059,250
 (a)Titan Exploration Inc. ..................................................      1,645,700        9,257,063
(a,d)Tom Brown Inc. .........................................................      2,095,800       31,306,013
                                                                                                 ------------
                                                                                                  204,911,152
                                                                                                 ------------
  FINANCE 12.0%
 (a)Affiliated Managers Group Inc. ..........................................        903,400       26,255,063
  Allied Capital Corp. ......................................................        667,000       12,006,000
 (a)Amerin Corp. ............................................................      1,085,500       25,441,406
  Bank United Corp. .........................................................      1,000,000       40,375,000
 (a)E*TRADE Group Inc. ......................................................        571,400       65,996,700
  E.W.Blanch Holdings Inc. ..................................................        140,000        8,242,500
  Espirito Santo Financial Group SA,ADR (Luxembourg) ........................        801,500       12,924,187
  EVEREN Capital Corp. ......................................................        660,600       19,405,125
  Federated Investors Inc. ..................................................      2,255,600       36,230,575
  Financial Security Assurance Holdings Ltd. ................................      1,069,300       61,083,763
  Freedom Securities Corp. ..................................................        396,800        7,216,800
 (a)Golden State Bancorp Inc. ...............................................      2,000,000       49,125,000
 (a)Hambrecht & Quist Group .................................................        400,000       14,100,000
  HCC Insurance Holdings Inc. ...............................................        696,500       14,713,563
 (a)HealthCare Financial Partners Inc. ......................................        663,900       22,406,625
  Heller Financial Inc. .....................................................        461,100       12,507,338
 (a)Knight/Trimark Group Inc., A ............................................        318,500       48,790,219
  Life USA Holding Inc. .....................................................        292,800        2,928,000
 (a)Mutual Risk Management Ltd. .............................................        349,100       13,571,263
  Reinsurance Group of America ..............................................        894,900       38,256,975
 (a)Risk Capital Holdings Inc. ..............................................        751,900       10,902,550
  Scor (France) .............................................................        245,226       12,245,474
(a,d)Silicon Valley Bancshares ..............................................      1,293,600       22,718,850
 (a)TeleBanc Financial Corp. ................................................        257,600       26,693,800
  Westamerica Bancorp .......................................................        472,700       15,776,363
                                                                                                 ------------
                                                                                                  619,913,139
                                                                                                 ------------
 (a)HEALTH SERVICES 2.5%
  American Dental Partners Inc. .............................................        266,200        2,562,175
  Beverly Enterprises Inc. ..................................................      2,131,800       13,856,700
  Eclipsys Corp. ............................................................         21,551          474,122
  Integrated Health Services Inc. ...........................................        900,000        4,331,250
  New American Healthcare Corp. .............................................        382,800          574,200
  PAREXEL International Corp. ...............................................      1,000,000       24,062,500
  Pediatrix Medical Group Inc. ..............................................        558,600       10,578,488
 (d)Pharmaceutical Product Development Inc. .................................      1,300,000       37,862,500
  Renal Care Group Inc. .....................................................      1,303,800       27,216,825

                                                                              53

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FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999(CONT.)

                                                                              SHARES/
 FRANKLIN SMALL CAP GROWTH FUND                                               RIGHTS         VALUE
------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND RIGHTS (CONT.)
 (a)HEALTH SERVICES (CONT.)
  Sabratek Corp. .....................................................        195,000     $  3,180,938
  Total Renal Care Holdings Inc. .....................................        237,366        3,293,453
                                                                                          ------------
                                                                                           127,993,151
                                                                                          ------------
  HEALTH TECHNOLOGY 1.2%
 (a)Heska Corp. ......................................................        605,300        2,345,538
 (a)Incyte Pharmaceuticals Inc. ......................................         41,200          744,175
 (a)Inhale Therapeutic Systems Inc. ..................................        811,000       23,316,250
  Mentor Corp. .......................................................        295,300        4,281,850
 (a)OrthoLogic Corp. .................................................      1,202,600        3,607,800
(a,d)Serologicals Corp. ..............................................      2,022,700       15,170,250
 (a)SkyePharma PLC, ADR (United Kingdom) .............................        229,190        2,320,549
 (a)SkyePharma PLC, rts., 3/31/00 (United Kingdom) ...................        785,500                0
 (a)Zonagen Inc. .....................................................        438,800       10,037,550
                                                                                          ------------
                                                                                            61,823,962
                                                                                          ------------
 (a)INDUSTRIAL SERVICES 5.0%
 (d)Atwood Oceanics Inc. .............................................      1,216,600       42,428,925
  Casella Waste Systems Inc., A ......................................        319,600        7,990,000
 (d)Catalytica Inc. ..................................................      1,965,733       26,905,970
 (d)Core Laboratories NV (Netherlands) ...............................      1,632,400       29,383,200
  KTI Inc. ...........................................................         72,500          725,000
  Marine Drilling Cos. Inc ...........................................      1,062,400       18,260,000
  Safety-Kleen Corp. .................................................      1,138,200       18,068,925
  Tuboscope Inc. .....................................................      2,000,000       27,250,000
 (d)US Liquids Inc. ..................................................      1,500,800       30,391,200
 (d)Varco International Inc. .........................................      5,162,500       58,400,781
                                                                                          ------------
                                                                                           259,804,001
                                                                                          ------------
  NON-ENERGY MINERALS .5%
  Carpenter Technology Corp. .........................................        800,000       25,050,000
                                                                                          ------------

  PROCESS INDUSTRIES .8%
  ChemFirst Inc. .....................................................        764,900       18,261,988
 (a)CUNO Inc. ........................................................        420,000        7,691,250
  Optical Coating Laboratory Inc. ....................................        272,900       16,817,463
                                                                                          ------------
                                                                                            42,770,701
                                                                                          ------------
  PRODUCER MANUFACTURING 3.3%
 (a)Cable Design Technologies ........................................        300,000        4,462,500
 (a)Gentex Corp. .....................................................      1,986,100       59,707,131
 (d)Gibraltar Steel Corp. ............................................      1,012,800       23,737,500
  JLG Industries Inc. ................................................      1,262,700       20,282,119
 (a)Polycom Inc. .....................................................         93,700        2,289,794
  Reliance Steel & Aluminum Co. ......................................        830,000       30,243,125
  Roper Industries Inc. ..............................................      1,033,800       29,463,300
                                                                                          ------------
                                                                                           170,185,469
                                                                                          ------------

54

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

                                                                               SHARES/
 FRANKLIN SMALL CAP GROWTH FUND                                                RIGHTS           VALUE
--------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND RIGHTS (CONT.)
  REAL ESTATE 2.5%

 Arden Realty Inc. .....................................................      1,330,400     $ 33,260,000
 Camden Property Trust .................................................      1,200,000       32,400,000
 Colonial Properties Trust .............................................        273,400        7,484,325
 FelCor Lodging Trust Inc. .............................................        687,300       16,452,244
 Glenborough Realty Trust Inc. .........................................        865,500       14,875,781
(d)Innkeepers USA Trust ................................................      2,102,800       21,685,125
 SL Green Realty Corp. .................................................        394,100        7,832,738
                                                                                            ------------
                                                                                             133,990,213
                                                                                            ------------
(a)RETAIL TRADE 1.3%
 Beyond.com Corp. ......................................................      1,106,100       32,560,819
 Claire's Stores Inc. ..................................................        612,800       20,299,000
 Guitar Center Inc. ....................................................        916,800       14,325,000
                                                                                            ------------
                                                                                              67,184,819
                                                                                            ------------
(a)TECHNOLOGY SERVICES 16.9%
 Affiliated Computer Services Inc., A ..................................      1,662,300       63,582,975
(b)AppliedTheory Corp. .................................................         14,100          289,050
 Aspen Technologies Inc. ...............................................         60,600          518,888
 Brightpoint Inc. ......................................................        550,000        3,385,965
 Brio Technology Inc. ..................................................        369,000        5,166,000
 BroadVision Inc. ......................................................        444,700       25,820,394
 Check Point Software Technologies Ltd. (Israel) .......................        291,500       10,275,375
 Citrix Systems Inc. ...................................................        600,000       25,500,000
 Complete Business Solutions Inc. ......................................        390,900        8,746,388
 Concord Communications Inc. ...........................................        450,000       20,137,500
 Deltek Systems Inc. ...................................................        448,100        3,864,862
 Documentum Inc. .......................................................        750,000       11,718,750
 Doubleclick Inc. ......................................................        394,400       55,142,050
 EarthLink Network Inc. ................................................        500,000       34,468,750
 Entrust Technologies Inc. .............................................      1,307,200       32,189,800
 Exodus Communications Inc. ............................................        149,400       13,464,675
 Harbinger Corp. .......................................................        124,600        1,362,812
(d)HNC Software Inc. ...................................................      1,348,200       28,986,283
 i2 Technologies Inc. ..................................................      1,979,000       67,038,625
 Information Advantage Inc. ............................................        362,100        1,719,975
(d)Integrated Systems Inc. .............................................      1,857,200       25,304,350
 International Network Services ........................................      1,355,550       51,510,900
 InterVU Inc. ..........................................................        115,000        6,210,000
 Intuit Inc. ...........................................................        505,400       43,527,575
 ISS Group Inc. ........................................................        100,200        5,316,863
 Legato Systems Inc. ...................................................        613,500       24,808,406
(b)Marimba Inc. ........................................................         16,400          996,300
(d)Micromuse Inc. ......................................................        960,000       33,060,000
(d)MicroStrategy Inc. ..................................................        426,100        7,350,225
 Mpath Interactive Inc. ................................................         35,000        1,378,125
 Proxicom Inc. .........................................................        145,500        3,264,656
 Sapient Corp. .........................................................        623,900       39,149,725

                                                                              55

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FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

                                                                                    SHARES/
 FRANKLIN SMALL CAP GROWTH FUND                                                     RIGHTS           VALUE
---------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND RIGHTS (CONT.)
 (a)TECHNOLOGY SERVICES (CONT.)
  Serena Software Inc. ................................................             501,800      $    5,143,450
  SS&C Technologies Inc. ..............................................             171,000           2,458,125
  Transaction Systems Architects Inc. .................................             658,900          21,373,069
  Vantive Corp. .......................................................             970,400           7,763,200
  Verio Inc. ..........................................................             936,600          66,498,600
  VERITAS Software Corp. ..............................................             551,700          39,170,700
  Vignette Corp. ......................................................             154,200          14,649,000
  Visio Corp. .........................................................             204,400           5,518,800
  Whittman-Hart Inc. ..................................................           1,041,500          29,422,375
  Wind River Systems Inc. .............................................           1,966,500          29,497,500
                                                                                                 --------------
                                                                                                    876,751,061
                                                                                                 --------------
 (a)TELECOMMUNICATIONS 5.2%
  ICG Communications Inc. .............................................           1,599,100          35,280,144
  MetroNet Communications Corp., B (Canada) ...........................             113,800           6,315,900
  Millicom International Cellular SA (Luxembourg) .....................           1,465,200          50,549,400
 (d)Pacific Gateway Exchange Inc. .....................................           1,015,700          40,628,000
  Pinnacle Holdings Inc. ..............................................           1,075,900          22,055,950
  Primus Telecommunications Group Inc. ................................           1,406,100          23,464,294
  Rhythms NetConnections Inc. .........................................              50,900           4,199,250
 (d)Rural Cellular Corp., A ...........................................             690,800          12,261,700
  Western Wireless Corp., A ...........................................           1,869,200          76,754,025
                                                                                                 --------------
                                                                                                    271,508,663
                                                                                                 --------------
  TRANSPORTATION 3.7%
  Air Express International Corp. .....................................             911,000          19,928,125
 (a)Alaska Air Group Inc. .............................................             175,000           7,710,938
(a,d)Atlantic Coast Airlines Inc. .....................................           1,400,000          43,225,000
  C.H. Robinson Worldwide Inc. ........................................           1,046,200          31,320,613
 (d)Expeditors International of Washington Inc. .......................           1,281,100          77,666,688
(a,d)Mesa Air Group Inc. ..............................................           1,467,200           9,903,600
 (a)Mesaba Holdings Inc. ..............................................             189,500           2,759,594
                                                                                                 --------------
                                                                                                    192,514,558
                                                                                                 --------------
  TOTAL COMMON STOCKS AND RIGHTS (COST $4,013,248,760) ................                           4,672,234,983
                                                                                                 --------------


                                                                                PRINCIPAL
                                                                                  AMOUNT
 (a)CONVERTIBLE BONDS .4%
  AMF Bowling Inc., cvt., zero cpn., A, 5/12/18 .......................      $   12,900,000           1,451,250
  Citrix Systems Inc., cvt., zero cpn., A, 3/22/19 ....................          30,000,000          11,475,000
  Western Digital Corp., cvt. sub. deb., zero cpn., 144A, 2/18/18 .....          23,800,000           5,146,750
                                                                                                 --------------
  TOTAL CONVERTIBLE BONDS (COST $23,169,030) ..........................                              18,073,000
                                                                                                 --------------
  TOTAL LONG TERM INVESTMENTS (COST $4,036,417,790) ...................                           4,690,307,983
                                                                                                 --------------

56

-PAGE-
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS,APRIL 30,1999(CONT.)

                                                                                                 PRINCIPAL
 FRANKLIN SMALL CAP GROWTH FUND                                                                   AMOUNT                VALUE
---------------------------------------------------------------------------------------------------------------------------------
 (c)REPURCHASE AGREEMENT 11.5%
  Joint Repurchase Agreement, 4.862%, 5/03/99, (Maturity Value $597,901,606)
    (COST $597,659,458) .................................................................      $597,659,458       $  597,659,458
   Barclays Capital Inc. (Maturity Value $61,745,299)
   Bear,Stearns & Co. Inc. (Maturity Value $33,679,797)
   Chase Securities Inc. (Maturity Value $61,745,299)
   CIBC Oppenheimer Corp. (Maturity Value $61,745,299)
   Deutsche Bank Securities Inc. (Maturity Value $8,514,118)
   Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $61,745,299)
   Dresdner Kleinwort Benson, North America LLC (Maturity Value $61,745,299)
   Lehman Brothers Inc. (Maturity Value $61,745,299)
   Paine Webber Inc. (Maturity Value $61,745,299)
   Paribas Corp. (Maturity Value $61,745,299)
   UBS Securities LLC (Maturity Value $61,745,299)
     Collateralized by U.S. Treasury Bills & Notes
                                                                                                                  ---------------
  TOTAL INVESTMENTS (COST $4,634,077,248) 102.0% ........................................                          5,287,967,441
  OTHER ASSETS, LESS LIABILITIES (2.0%) .................................................                           (103,912,949)
                                                                                                                  ---------------
  NET ASSETS 100.0% .....................................................................                         $5,184,054,492
                                                                                                                  ===============

(a) Non-income producing.
(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.
(c) See Note 1(c) regarding joint repurchase agreement.
(d) See Note 6 regarding holdings of 5% voting securities.

                       See notes to financial statements.

                                                                              57

-PAGE-
FRANKLIN STRATEGIC SERIES
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30,1999

                                                                            FRANKLIN                                FRANKLIN
                                                           FRANKLIN        CALIFORNIA        FRANKLIN MIDCAP        SMALL CAP
                                                        BLUE CHIP FUND     GROWTH FUND         GROWTH FUND         GROWTH FUND
                                                        -------------------------------------------------------------------------
 Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .......................    $43,957,346      $635,266,842         $25,018,148        $2,828,627,473
  Cost - Non-controlled affiliated issuers ..........             --         7,344,207                  --         1,207,790,317
                                                        =========================================================================
  Value - Unaffiliated issuers ......................     50,236,368       867,208,716          31,080,000         3,620,295,883
  Value - Non-controlled affiliated issuers .........             --         4,675,000                  --         1,070,012,100
 Repurchase agreements, at value and cost ...........      6,718,080        66,253,037           2,824,755           597,659,458
 Receivables:
  Investment securities sold ........................      1,075,957        16,021,865                  --             9,039,659
  Capital shares sold ...............................        316,948         1,463,068             107,597            36,010,668
  Dividends and interest ............................         38,434           261,825              21,899               802,876
                                                        -------------------------------------------------------------------------
      Total assets ..................................     58,385,787       955,883,511          34,034,251         5,333,820,644
                                                        -------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...................      3,275,081         7,889,941                  --            14,883,739
  Capital shares redeemed ...........................         30,105         2,799,040              48,761            18,990,777
  Affiliates ........................................         62,946         1,426,018              45,130             7,070,552
  Shareholders ......................................         91,900         1,165,595              34,260             2,911,828
 Payable upon return of securities loaned (Note 7) ..             --                --                  --           105,416,707
 Other liabilities ..................................         45,290            38,273               5,167               492,549
                                                        -------------------------------------------------------------------------
      Total liabilities .............................      3,505,322        13,318,867             133,318           149,766,152
                                                        -------------------------------------------------------------------------
       Net assets, at value .........................    $54,880,465      $942,564,644         $33,900,933        $5,184,054,492
                                                        =========================================================================
Net assets consist of:
 Undistributed net investment income ................    $    70,790      $  2,370,910         $    91,060        $    8,828,268
 Net unrealized appreciation ........................      6,282,971       229,272,667           6,061,852           653,890,193
 Accumulated net realized gain (loss) ...............      1,075,396       (60,904,619)         (1,577,405)         (112,385,116)
 Capital shares .....................................     47,451,308       771,825,686          29,325,426         4,633,721,147
                                                        -------------------------------------------------------------------------
Net assets, at value ................................    $54,880,465      $942,564,644         $33,900,933        $5,184,054,492
                                                        =========================================================================

                       See notes to financial statements.

58

-PAGE-

FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30,1999

                                                                             FRANKLIN                                FRANKLIN
                                                        FRANKLIN            CALIFORNIA      FRANKLIN MIDCAP          SMALL CAP
                                                      BLUE CHIP FUND        GROWTH FUND       GROWTH FUND           GROWTH FUND
                                                      --------------------------------------------------------------------------
CLASS A:
Net assets, at value ............................      $54,880,465         $780,597,663       $33,900,933         $4,251,284,028
                                                      ==========================================================================
Shares outstanding ..............................        3,809,111           30,235,845         2,098,874            172,471,799
                                                      ==========================================================================
Net asset value per share(*) ....................           $14.41               $25.82            $16.15                  $4.65
                                                      ==========================================================================
Maximum offering price per share
 (net asset value per share / 94.25%) ...........           $15.29               $27.40            $17.14                 $26.15
                                                      ==========================================================================

CLASS B:
Net assets, at value ............................               --         $  2,656,978                --                     --
                                                      ==========================================================================
Shares outstanding ..............................               --              103,179                --                     --
                                                      ==========================================================================
Net asset value and maximum offering price
  per share(*) ..................................               --               $25.75                --                     --
                                                      ==========================================================================

CLASS C:
Net assets, at value ............................               --         $159,310,003                --         $  764,715,028
                                                      ==========================================================================
Shares outstanding ..............................               --            6,215,360                --             31,445,648
                                                      ==========================================================================
Net asset value per share(*) ....................               --               $25.63                --                 $24.32
                                                      ==========================================================================
Maximum offering price per share
 (net asset value per share / 99.00%) ...........               --               $25.89                --                 $24.57
                                                      ==========================================================================

ADVISOR CLASS:
Net assets, at value ............................               --                   --                --         $  168,055,436
                                                      ==========================================================================
Shares outstanding ..............................               --                   --                --              6,794,290
                                                      ==========================================================================
Net asset value and maximum offering price
  per share .....................................               --                   --                --                 $24.73
                                                      ==========================================================================

(*)Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

                                                                              59

-PAGE-
FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 1999

                                                                                   FRANKLIN        FRANKLIN         FRANKLIN
                                                                   FRANKLIN       CALIFORNIA        MIDCAP          SMALL CAP
                                                                BLUE CHIP FUND    GROWTH FUND     GROWTH FUND      GROWTH FUND
                                                                ----------------------------------------------------------------
Investment income:
 Dividends:
  Unaffiliated issuers(*) ....................................    $  276,198     $  8,133,002     $   274,569     $  21,631,143
  Non-controlled affiliated issuers (Note 6) .................            --               --              --         4,948,935
 Interest ....................................................       214,910        3,904,360         198,932        29,500,709
                                                                ----------------------------------------------------------------
      Total investment income ................................       491,108       12,037,362         473,501        56,080,787
                                                                ----------------------------------------------------------------
Expenses:
 Management fees (Note 3) ....................................       205,441        4,066,764         199,753        20,630,510
 Distribution fees (Note 3)
  Class A ....................................................        82,646        1,783,516          78,777         9,197,204
  Class B ....................................................            --            3,974              --                --
  Class C ....................................................            --        1,357,061              --         6,943,308
 Transfer agent fees (Note 3) ................................        80,316        1,736,957          65,427         7,621,758
 Custodian fees ..............................................           881            8,734             280            61,706
 Reports to shareholders .....................................        15,111          342,008          13,728         1,314,529
 Registration and filing fees ................................        21,593          188,893          20,539         1,155,720
 Professional fees ...........................................         1,684           27,128           1,866           156,470
 Trustees' fees and expenses .................................           358           11,711             446            61,599
 Other .......................................................         4,431           14,963             667            73,461
                                                                ----------------------------------------------------------------
      Total expenses .........................................       412,461        9,541,709         381,483        47,216,265
      Expenses waived/paid by affiliate (Note 3) .............       (71,389)              --              --                --
                                                                ----------------------------------------------------------------
       Net expenses ..........................................       341,072        9,541,709         381,483        47,216,265
                                                                ----------------------------------------------------------------
        Net investment income ................................       150,036        2,495,653          92,018         8,864,522
                                                                ----------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain loss) from:
  Investments in unaffiliated issuers ........................     1,503,611      (60,704,565)     (1,550,328)        4,475,296
  Investments in non-controlled affiliated issuers (Note 6) ..            --          (22,198)             --      (114,318,769)
  Foreign currency transactions ..............................        (4,153)              --              --           (20,032)
                                                                ----------------------------------------------------------------
      Net realized gain (loss) ...............................     1,499,458      (60,726,763)     (1,550,328)     (109,863,505)
 Net unrealized appreciation on:
  Investments ................................................     3,966,983      115,471,275          72,048         7,888,123
  Translation of assets and liabilities denominated in
    foreign currencies .......................................         7,905               --              --                --
                                                                ----------------------------------------------------------------
      Net unrealized appreciation ............................     3,974,888      115,471,275          72,048          7,888,123
                                                                ----------------------------------------------------------------
 Net realized and unrealized gain (loss) .....................     5,474,346       54,744,512      (1,478,280)      (101,975,382)
                                                                ----------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations .................................................    $5,624,382     $ 57,240,165     $(1,386,262)    $  (93,110,860)
                                                                ================================================================


(*)Net of foreign taxes and fees of $13,767,$424, and $78,512 for the Franklin
   Blue Chip Fund, Franklin MidCap Growth Fund, and Franklin Small Cap Growth Fund, respectively.

                       See notes to financial statements.

60

-PAGE-
FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 1999 AND 1998

                                                                                FRANKLIN                        FRANKLIN
                                                                              BLUE CHIP FUND             CALIFORNIA GROWTH FUND
                                                                            1999          1998            1999            1998
                                                                        ----------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .............................................   $   150,036   $   109,740    $  2,495,653    $  3,338,627
  Net realized gain (loss) from investments and
   foreign currency transactions ....................................     1,499,458      (371,433)    (60,726,763)     42,533,146
  Net unrealized appreciation on investments and
   translation of assets and liabilities denominated
   in foreign currencies ............................................     3,974,888     2,021,063     115,471,275     104,216,403
                                                                        ---------------------------------------------------------
      Net increase in net assets resulting from
       operations ...................................................     5,624,382     1,759,370      57,240,165     150,088,176
 Distributions to shareholders from:
  Net investment income:
   Class A ..........................................................      (126,476)      (61,919)     (4,374,577)     (2,778,436)
   Class C ..........................................................            --            --            (606)        (56,235)
  Net realized gains:
   Class A ..........................................................            --       (81,033)    (15,717,424)    (20,449,548)
   Class C ..........................................................            --            --      (3,127,611)     (2,848,861)
                                                                        ---------------------------------------------------------
 Total distributions to shareholders ................................      (126,476)     (142,952)    (23,220,218)    (26,133,080)
 Capital share transactions: (Note 2)
  Class A ...........................................................    32,546,439     9,619,758      32,435,619     328,134,373
  Class B ...........................................................            --            --       2,564,716              --
  Class C ...........................................................            --            --      29,589,278      84,411,109
                                                                        ---------------------------------------------------------
 Total capital share transactions ...................................    32,546,439     9,619,758      64,589,613     412,545,482
      Net increase in net assets ....................................    38,044,345    11,236,176      98,609,560     536,500,578
Net assets:
 Beginning of year ..................................................    16,836,120     5,599,944     843,955,084     307,454,506
                                                                        ---------------------------------------------------------
 End of year ........................................................   $54,880,465   $16,836,120    $942,564,644    $843,955,084
                                                                        =========================================================
Undistributed net investment income included in net assets:
  End of year .......................................................   $    70,790   $    51,383    $  2,370,910    $  1,171,577
                                                                        =========================================================

                       See notes to financial statements.

                                                                              61

-PAGE-
FRANKLIN STRATEGIC SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED APRIL 30,1999 AND 1998

                                                                      FRANKLIN                             FRANKLIN
                                                                  MIDCAP GROWTH FUND                SMALL CAP GROWTH FUND
                                                             -------------------------------------------------------------------
                                                                 1999           1998                1999              1998
                                                             -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ..........................    $    92,018    $    (6,092)      $    8,864,522     $    6,367,212
  Net realized gain (loss) from investments and
   foreign currency transactions ........................     (1,550,328)       899,279         (109,863,505)       168,905,582
  Net unrealized appreciation on investments and
   translation of assets and liabilities denominated
   in foreign currencies ................................         72,048      4,795,383            7,888,123        660,877,005
                                                             -------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
       from operations ..................................     (1,386,262)     5,688,570          (93,110,860)       836,149,799
 Distributions to shareholders from:
  Net investment income:
   Class A ..............................................             --             --          (24,920,845)       (10,251,644)
   Advisor Class ........................................             --             --           (1,373,343)          (376,164)
  Net realized gains:
   Class A ..............................................       (347,614)      (759,611)         (31,374,289)      (103,290,267)
   Class C ..............................................             --             --           (6,067,928)       (19,206,121)
   Advisor Class ........................................             --             --           (1,280,976)        (2,705,237)
                                                             -------------------------------------------------------------------
 Total distributions to shareholders ....................       (347,614)      (759,611)         (65,017,381)      (135,829,433)
 Capital share transactions:(Note 2)
  Class A ...............................................      5,771,147     12,082,084          418,158,255      2,294,635,207
  Class C ...............................................             --             --           64,646,406        492,492,347
  Advisor Class .........................................             --             --           51,015,284         84,621,122
                                                             -------------------------------------------------------------------
 Total capital share transactions .......................      5,771,147     12,082,084          533,819,945      2,871,748,676
      Net increase in net assets ........................      4,037,271     17,011,043          375,691,704      3,572,069,042
Net assets
 Beginning of year ......................................     29,863,662     12,852,619        4,808,362,788      1,236,293,746
                                                             -------------------------------------------------------------------
 End of year ............................................    $33,900,933    $29,863,662       $5,184,054,492     $4,808,362,788
                                                             ==================================================================
Undistributed net investment income included in net
  assets:
  End of year ...........................................    $    91,060    $        --       $    8,828,268     $
                                                             ==================================================================

                       See notes to financial statements.

62

-PAGE-
FRANKLIN STRATEGIC SERIES
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-ended investment company, consisting of ten separate series (the Funds). All Funds included in this report are diversified except the Franklin California Growth Fund. The Funds' investment objective is capital growth.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. JOINT REPURCHASE AGREEMENT:
The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 1999, all outstanding repurchase agreements had been entered into on that date.

d. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

e. SECURITY TRANSACTIONS,INVESTMENT INCOME,EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

                                                                              63

-PAGE-
FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

e. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS: (CONT.)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively, and the Franklin California Growth Fund began offering a new class of shares, Class B. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

CLASS A                            CLASS A, CLASS C, & ADVISOR CLASS                 CLASS A, CLASS B, & CLASS C
--------------------------------------------------------------------------------------------------------------------
Franklin Blue Chip Fund            Franklin Small Cap Growth Fund                    Franklin California Growth Fund
Franklin MidCap Growth Fund

At April 30, 1999, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                                        FRANKLIN                              FRANKLIN
                                                                     BLUE CHIP FUND                    CALIFORNIA GROWTH FUND
                                                               -------------------------------------------------------------------
                                                                 SHARES          AMOUNT                SHARES          AMOUNT
                                                               -------------------------------------------------------------------
CLASS A SHARES:
Year ended April 30,1999
 Shares sold ..............................................     3,618,266      $47,414,962            16,494,382    $ 386,947,861
 Shares issued in reinvestment of distributions ...........         8,472          105,717               825,009       18,676,674
 Shares redeemed ..........................................    (1,168,867)     (14,974,240)          (15,966,155)    (373,188,916)
                                                               -------------------------------------------------------------------
 Net increase .............................................     2,457,871      $32,546,439             1,353,236    $  32,435,619
                                                               ===================================================================

Year ended April 30,1998
 Shares sold ..............................................     1,118,441      $12,925,246            20,145,76     $ 465,817,703
 Shares issued in reinvestment of distributions ...........        12,437          135,809              978,677        21,399,872
 Shares redeemed ..........................................      (295,806)      (3,441,297)          (6,859,634)     (159,083,202)
                                                               -------------------------------------------------------------------
 Net increase .............................................       835,072      $ 9,619,758           14,264,811     $ 328,134,373
                                                               ===================================================================

64

-PAGE-
FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                   FRANKLIN
                                                            CALIFORNIA GROWTH FUND
                                                         -----------------------------
                                                            SHARES           AMOUNT
                                                         -----------------------------
CLASS B SHARES:
Year ended April 30,1999(1)
 Shares sold ..........................................     103,431     $   2,570,873
 Shares redeemed ......................................        (252)           (6,157)
                                                         -----------------------------
 Net increase .........................................     103,179     $   2,564,716
                                                         =============================

CLASS C SHARES:
Year ended April 30,1999
 Shares sold ..........................................   3,010,549     $  70,453,473
 Shares issued in reinvestment of distributions .......     128,580         2,895,577
 Shares redeemed ......................................  (1,868,591)      (43,759,772)
                                                         -----------------------------
 Net increase .........................................   1,270,538     $  29,589,278
                                                         =============================

Year ended April 30,1998
 Shares sold ..........................................   4,008,172     $  92,395,912
 Shares issued in reinvestment of distributions .......     122,953         2,681,530
 Shares redeemed ......................................    (460,393)      (10,666,333)
                                                         -----------------------------
 Net increase .........................................   3,670,732     $  84,411,109
                                                         =============================

(1) For the Franklin California Growth Fund, for the period January 1, 1999 (effective date) to April 30, 1999.


                                                                    FRANKLIN                              FRANKLIN
                                                               MIDCAP GROWTH FUND                   SMALL CAP GROWTH FUND
                                                           -----------------------------------------------------------------------
                                                             SHARES           AMOUNT              SHARES              AMOUNT
                                                           -----------------------------------------------------------------------
CLASS A SHARES:
Year ended April 30,1999
 Shares sold ........................................       1,510,866       $ 22,694,848        161,810,259       $ 3,545,958,486
 Shares issued in reinvestment of distributions .....          16,973            236,773          2,486,084            51,561,607
 Shares redeemed ....................................      (1,140,923)       (17,160,474)      (144,463,351)       (3,179,361,838)
                                                           -----------------------------------------------------------------------
 Net increase .......................................         386,916       $  5,771,147         19,832,992       $   418,158,255
                                                           =======================================================================

Year ended April 30,1998
 Shares sold ........................................       1,253,115       $ 20,195,538        136,826,460       $ 3,281,727,105
 Shares issued in reinvestment of distributions .....          47,614            724,287          4,660,368           102,667,738
 Shares redeemed ....................................        (551,956)        (8,837,741)       (45,358,271)       (1,089,759,636)
                                                           -----------------------------------------------------------------------
 Net increase .......................................         748,773       $ 12,082,084         96,128,557       $ 2,294,635,207
                                                           =======================================================================

                                                                              65

-PAGE-
FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                                                FRANKLIN
                                                                                         SMALL CAP GROWTH FUND
                                                                                    ---------------------------------
                                                                                       SHARES             AMOUNT
                                                                                    ---------------------------------
CLASS C SHARES:
Year ended April 30,1999
 Shares sold ..................................................................       13,842,560       $ 300,359,397
 Shares issued in reinvestment of distributions ...............................          260,342           5,339,598
 Shares redeemed ..............................................................      (11,256,132)       (241,052,589)
                                                                                    ---------------------------------
 Net increase .................................................................        2,846,770       $  64,646,406
                                                                                    =================================

Year ended April 30,1998
 Shares sold ..................................................................       22,584,756       $ 535,761,867
 Shares issued in reinvestment of distributions ...............................          771,371          16,815,889
 Shares redeemed ..............................................................       (2,541,642)        (60,085,409)
                                                                                    ---------------------------------
 Net increase .................................................................       20,814,485       $ 492,492,347
                                                                                    =================================

ADVISOR CLASS SHARES:
Year ended April 30,1999
 Shares sold ..................................................................        6,726,880       $ 148,222,012
 Shares issued in reinvestment of distributions ...............................           95,743           1,989,524
 Shares redeemed ..............................................................       (4,591,816)        (99,196,252)
                                                                                    ---------------------------------
 Net increase .................................................................        2,230,807       $  51,015,284
                                                                                    =================================

Year ended April 30,1998
 Shares sold ..................................................................        3,919,786       $  93,330,082
 Shares issued in reinvestment of distributions ...............................           90,328           1,991,723
 Shares redeemed ..............................................................         (436,261)        (10,700,683)
                                                                                    ---------------------------------
 Net increase .................................................................        3,573,853       $  84,621,122
                                                                                    =================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

All Funds, except the Franklin Blue Chip Fund and the Franklin MidCap Growth Fund, pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

         ANNUALIZED
          FEE RATE     AVERAGE DAILY NET ASSETS
         ----------------------------------------------------------------
          .625%        First $100 million
          .500%        Over $100 million, up to and including $250 million
          .450%        Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

66

-PAGE-
FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Franklin Blue Chip Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

         ANNUALIZED
          FEE RATE     AVERAGE DAILY NET ASSETS
         --------------------------------------------------------------
          .750%        First $500 million
          .625%        Over $500 million, up to and including $1 billion
          .500%        Over $1 billion

The Franklin MidCap Growth Fund pays an investment management fee to Advisers of .65% per year of the average daily net assets of the Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees for the Franklin Blue Chip Fund, as noted in the Statements of Operations.

The Franklin Blue Chip Fund and Franklin MidCap Growth Fund reimburse Distributors up to .35% per year of the Funds' average daily net assets, the Franklin California Growth Fund reimburses Distributors up to .25%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively, and the Franklin Small Cap Growth Fund reimburses Distributors up to .25% and 1.00% per year of the average daily net assets of Class A and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                            FRANKLIN        FRANKLIN          FRANKLIN          FRANKLIN
                                               BLUE        CALIFORNIA          MIDCAP           SMALL CAP
                                            CHIP FUND      GROWTH FUND       GROWTH FUND       GROWTH FUND
                                            ---------------------------------------------------------------
Net commissions received (paid) .........    $49,226        $(812,703)        $(11,740)        $(7,281,303)
Contingent deferred sales charges .......    $     8        $ 125,886         $ 12,053         $   828,220

The Funds paid transfer agent fees of $9,504,458, of which $7,369,946 was paid to Investor Services.

At April 30, 1999, Franklin Resources Inc. owned 29.86% of the Franklin MidCap Growth Fund.

4. INCOME TAXES

At April 30, 1999, the Franklin California Growth Fund, the Franklin MidCap Growth Fund and the Franklin Small Cap Growth Fund had tax basis capital losses of $55,141,885, $1,535,255, and $111,986,137, respectively, which may be carried over to offset future capital gains. Such losses expire in 2007.

At April 30, 1999, the Franklin California Growth Fund has deferred capital losses occurring subsequent to October 31, 1998 of $5,826,227. For tax purposes, such losses will be reflected in the year ending April 30, 2000.

At April 30, 1999, the Franklin Blue Chip Fund and Franklin Small Cap Fund have deferred currency losses occurring subsequent to October 31, 1998 of $1,663 and $13,830, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2000.

                                                                              67

-PAGE-
FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At April 30, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:

                                                    FRANKLIN          FRANKLIN           FRANKLIN           FRANKLIN
                                                      BLUE           CALIFORNIA           MIDCAP            SMALL CAP
                                                    CHIP FUND        GROWTH FUND        GROWTH FUND        GROWTH FUND
                                                   ----------------------------------------------------------------------
Investments at cost .........................      $50,675,426       $709,094,989       $27,884,115       $4,634,444,957
                                                   ======================================================================
Unrealized appreciation .....................      $ 6,789,185       $275,666,254       $ 7,096,382       $1,267,795,604
Unrealized depreciation .....................         (510,163)       (46,624,490)       (1,075,742)        (614,273,120)
                                                   ----------------------------------------------------------------------
Net unrealized appreciation .................      $ 6,279,022       $229,041,764       $ 6,020,640       $  653,522,484
                                                   ======================================================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended April 30, 1999 were as follows:

                                    FRANKLIN           FRANKLIN            FRANKLIN            FRANKLIN
                                      BLUE            CALIFORNIA            MIDCAP             SMALL CAP
                                    CHIP FUND         GROWTH FUND         GROWTH FUND         GROWTH FUND
                                   ------------------------------------------------------------------------
Purchases ...................      $37,692,452        $452,553,570        $22,946,222        $2,399,924,941
Sales .......................      $ 8,670,005        $415,286,907        $16,186,663        $1,931,615,242

6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Funds own 5% or more of the outstanding voting securities. Investments in "affiliated companies" including dividends, interest income, and net realized capital gains (losses) at April 30, 1999 were as shown below.

                                                                      NUMBER OF
                                                                     SHARES HELD                                       NUMBER OF
                                                                     AT BEGINNING        GROSS         GROSS        SHARES HELD AT
NAME OF ISSUER                                                          OF YEAR        ADDITIONS     REDUCTIONS       END OF YEAR
----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA GROWTH FUND:
RemedyTemp Inc. .............................................           350,000          75,000          25,000           400,000

      TOTAL NON-CONTROLLED AFFILIATED ISSUERS ...............

FRANKLIN SMALL CAP GROWTH FUND:
Activison Inc. ..............................................         1,344,400              --          50,000         1,294,400
Advanced Energy Industries Inc. .............................         1,374,300         244,700         702,400           916,600
Advanced Health Corp. .......................................           970,000              --         970,000                --
Applied Graphics Technologies Inc. ..........................           960,100         408,900          50,000         1,319,000
Arch Communications Group Inc. ..............................         2,000,000              --       2,000,000                --
Atlantic Coast Airlines Inc. ................................           700,000         700,000              --         1,400,000



                                                                                                        REALIZED
                                                                      VALUE AT          DIVIDEND        CAPITAL
NAME OF ISSUER                                                       END OF YEAR         INCOME         GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA GROWTH FUND:
RemedyTemp Inc. .............................................        $  4,675,000     $         --     $    (22,198)
                                                                     -----------------------------------------------
      TOTAL NON-CONTROLLED AFFILIATED ISSUERS ...............        $  4,675,000     $         --     $    (22,198)
                                                                     ===============================================
FRANKLIN SMALL CAP GROWTH FUND:
Activison Inc. ..............................................          13,510,300               --         (127,493)
Advanced Energy Industries Inc. .............................                 (*)               --        1,640,468
Advanced Health Corp. .......................................                 (*)               --      (15,930,752)
Applied Graphics Technologies Inc. ..........................          13,354,875               --       (1,778,994)
Arch Communications Group Inc. ..............................                 (*)               --      (13,990,655)
Atlantic Coast Airlines Inc. ................................          43,225,000               --               --

68

-PAGE-
FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONT.)

                                                                      NUMBER OF
                                                                     SHARES HELD                                   NUMBER OF
                                                                    AT BEGINNING       GROSS         GROSS      SHARES HELD AT
NAME OF ISSUER                                                         OF YEAR       ADDITIONS     REDUCTIONS     END OF YEAR
------------------------------------------------------------------------------------------------------------------------------
Atwood Oceanics Inc. ...........................................      1,216,600             --             --      1,216,600
AVT Corp. ......................................................             --        837,400             --        837,400
Barrett Resources Corp. ........................................      1,683,900        107,000             --      1,790,900
Catalytica Inc. ................................................      2,058,633        140,600        233,500      1,965,733
Clarify Inc. ...................................................      1,297,200             --      1,297,200             --
Coherent Inc. ..................................................      1,763,400             --             --      1,763,400
Com21 Inc. .....................................................             --      1,294,000             --      1,294,000
Consolidated Cigar Holdings Inc. ...............................        988,300             --        988,300             --
Core Laboratories NV (Netherlands) .............................      1,700,900             --         68,500      1,632,400
Cumulus Media Inc., A ..........................................             --      1,225,000        440,000        785,000
Etec Systems Inc. ..............................................        983,000        387,500        716,500        654,000
Executive Risk Inc. ............................................        426,400        305,300        731,700             --
Expeditors International of Washington Inc. ....................      1,016,100        265,000             --      1,281,100
FLIR Systems Inc. ..............................................        184,800        843,800             --      1,028,600
Gibraltar Steel Corp. ..........................................      1,012,800             --             --      1,012,800
Harmonic Inc. ..................................................        961,500             --        361,400        600,100
HBO & Co.( formerly known as Access Health Inc.) ...............        975,750        439,088      1,414,838             --
HNC Software Inc. ..............................................      1,079,900        468,300        200,000      1,348,200
H.T.E. Inc .....................................................        665,400        665,400        103,700      1,227,100
Inhale Therapeutic Systems .....................................        811,000             --             --        811,000
Innkeepers USA Trust ...........................................      2,102,800             --             --      2,102,800
Integrated Systems Inc. ........................................      2,091,300             --        234,100      1,857,200
Itron Inc. .....................................................      1,157,700        100,000         97,900      1,159,800
Javelin Systems ................................................             --        499,100             --        499,100
K2 Inc. ........................................................        960,500             --        960,500             --
Komag Inc. .....................................................      3,811,600        395,500             --      4,207,100
Ladish Co.Inc ..................................................        802,300        180,000         10,700        971,600
Meristar Hospitality Corp.(formerly known
 as CapStar Hotel Co.) .........................................      1,330,000      1,000,000             --      2,330,000
Meristar Hotels & Resorts Inc. .................................             --      1,330,000             --      1,330,000
Mesa Air Group Inc. ............................................      1,646,100             --        178,900      1,467,200
Micromuse Inc. .................................................        754,500        355,500        150,000        960,000
MicroStrategy Inc., ............................................             --        641,800        215,700        426,100
Mylan Laboratories (formerly known as Penederm Inc.) ...........        531,200             --        531,200             --
Natural Microsystems Corp. .....................................        646,600             --             --        646,600
Newfield Exploration Co. .......................................        938,600      1,400,000             --      2,338,600
Newport Corp. ..................................................             --        512,500             --        512,500
Nuevo Energy Co. ...............................................             --      1,075,500             --      1,075,500
Omtool Ltd. ....................................................        938,600             --        938,600             --
Pacific Gateway Exchange Inc. ..................................             --      1,015,700             --      1,015,700
Pediatrix Medical Group Inc. ...................................      1,101,500             --        542,900        558,600




                                                                                                       REALIZED
                                                                     VALUE AT         DIVIDEND         CAPITAL
NAME OF ISSUER                                                      END OF YEAR        INCOME         GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------
Atwood Oceanics Inc. ...........................................    $42,428,925      $       --      $         --
AVT Corp. ......................................................     22,766,813              --                --
Barrett Resources Corp. ........................................     54,398,588              --                --
Catalytica Inc. ................................................     26,905,970              --         1,571,186
Clarify Inc. ...................................................            (*)              --        (6,580,256)
Coherent Inc. ..................................................     26,230,575              --                --
Com21 Inc. .....................................................     40,275,750              --                --
Consolidated Cigar Holdings Inc. ...............................            (*)              --        (7,777,795)
Core Laboratories NV (Netherlands) .............................     29,383,200              --         1,070,110
Cumulus Media Inc., A ..........................................     12,707,188              --           196,040
Etec Systems Inc. ..............................................            (*)              --           (83,761)
Executive Risk Inc. ............................................            (*)          49,118        12,678,112
Expeditors International of Washington Inc. ....................     77,666,688         178,948                --
FLIR Systems Inc. ..............................................     14,143,250              --                --
Gibraltar Steel Corp. ..........................................     23,737,500          50,640                --
Harmonic Inc. ..................................................            (*)              --          (553,641)
HBO & Co.( formerly known as Access Health Inc.) ...............            (*)              --                --
HNC Software Inc. ..............................................     28,986,283              --        (2,410,976)
H.T.E. Inc .....................................................      3,604,606              --          (595,481)
Inhale Therapeutic Systems .....................................            (*)              --                --
Innkeepers USA Trust ...........................................     21,685,125       1,969,482                --
Integrated Systems Inc. ........................................     25,304,350              --          (911,278)
Itron Inc. .....................................................      9,568,350              --        (1,402,294)
Javelin Systems ................................................      5,864,425              --                --
K2 Inc. ........................................................            (*)         208,780       (14,681,264)
Komag Inc. .....................................................     15,776,625              --                --
Ladish Co.Inc ..................................................      6,497,575              --           (72,518)
Meristar Hospitality Corp.(formerly known
 as CapStar Hotel Co.) .........................................            (*)       2,280,467                --
Meristar Hotels & Resorts Inc. .................................      4,821,250              --                --
Mesa Air Group Inc. ............................................      9,903,600              --           512,114
Micromuse Inc. .................................................     33,060,000              --         3,204,134
MicroStrategy Inc., ............................................      7,350,225              --          (813,855)
Mylan Laboratories (formerly known as Penederm Inc.) ...........            (*)              --         5,828,241
Natural Microsystems Corp. .....................................      3,313,825              --                --
Newfield Exploration Co. .......................................     62,849,875              --                --
Newport Corp. ..................................................      6,406,250          15,500                --
Nuevo Energy Co. ...............................................     17,073,563              --                --
Omtool Ltd. ....................................................            (*)              --        (7,843,456)
Pacific Gateway Exchange Inc. ..................................     40,628,000              --                --
Pediatrix Medical Group Inc. ...................................            (*)              --        (9,318,754)


                                                                              69

-PAGE-

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (continued)

6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONT.)

                                                               NUMBER OF
                                                              SHARES HELD                                        NUMBER OF
                                                             AT BEGINNING       GROSS              GROSS       SHARES HELD AT
NAME OF ISSUER                                                  OF YEAR       ADDITIONS          REDUCTIONS     END OF YEAR
-----------------------------------------------------------------------------------------------------------------------------
Perceptron Inc. .......................................         793,500              --                 --         793,500
Pharmaceutical Product Development Inc. ...............       1,000,000         300,000                 --       1,300,000
Prime Hospitality Corp ................................       1,720,500       1,300,000                 --       3,020,500
Primus Telecommunications Group Inc. ..................       1,003,000         403,100                 --       1,406,100
Rainbow Technologies Inc. .............................         532,000         369,500            901,500              --
Range Resources Corp (formerly known as
 Lomak Petroleum Inc.) ................................       1,890,000         100,000                 --       1,990,000
RemedyTemp Inc., A ....................................         319,300              --                 --         319,300
RockShox Inc. .........................................         965,800              --            965,800              --
Rural Cellular Corp., A ...............................         700,800              --             10,000         690,800
Security Dynamics .....................................         650,000       1,795,000                 --       2,445,000
Serologicals Corp. ....................................       1,381,800         690,900             50,000       2,022,700
SFX Entertainment Inc.(formerly known as
 Marquee Group Inc.) ..................................       1,327,500              --            740,500         587,000
Silicon Valley Bancshares .............................         490,600         803,000                 --       1,293,600
Skyepharma PLC (formerly known as DepoTech Corp.) .....         995,700         229,190            995,700         229,190
SOS Staffing Services Inc. ............................         872,400              --                 --         872,400
Spectra-Physics Lasers Inc. ...........................       1,016,300              --                 --       1,016,300
Spectralink Corp. .....................................       1,050,000              --          1,050,000              --
Tom Brown Inc. ........................................       2,095,800              --                 --       2,095,800
Transcrypt International Inc. .........................       1,212,700              --          1,212,700              --
Tropical Sportswear International Corp. ...............         413,200              --             12,700         400,500
U.S. Liquids Inc. .....................................         726,200         774,600                 --       1,500,800
Vans Inc. .............................................       1,045,500              --          1,045,500              --
Varco International Inc. ..............................       3,462,500       1,700,000                 --       5,162,500
West Marine Inc. ......................................       1,474,800              --          1,474,800              --
Western Wireless Corp., A .............................       1,719,200         250,000            100,000       1,869,200
Wind River Systems Inc. ...............................         834,000       1,648,100            515,600       1,966,500
XcelleNet Inc. ........................................         780,100              --            780,100              --

      TOTAL NON-CONTROLLED AFFILIATED ISSUERS .........




                                                                                                   REALIZED
                                                                  VALUE AT         DIVIDEND        CAPITAL
NAME OF ISSUER                                                   END OF YEAR        INCOME       GAIN (LOSS)
-------------------------------------------------------------------------------------------------------------
Perceptron Inc. .......................................      $     4,314,656    $       --     $          --
Pharmaceutical Product Development Inc. ...............           37,862,500            --                --
Prime Hospitality Corp ................................           36,812,344            --                --
Primus Telecommunications Group Inc. ..................                  (*)            --                --
Rainbow Technologies Inc. .............................                  (*)            --        (3,194,746)
Range Resources Corp (formerly known as
 Lomak Petroleum Inc.) ................................                  (*)       196,000                --
RemedyTemp Inc., A ....................................                  (*)            --                --
RockShox Inc. .........................................                  (*)            --       (10,369,136)
Rural Cellular Corp., A ...............................           12,261,700            --            50,083
Security Dynamics .....................................           53,178,750            --                --
Serologicals Corp. ....................................           15,170,250            --           833,960
SFX Entertainment Inc.(formerly known as
 Marquee Group Inc.) ..................................                  (*)            --           (22,925)
Silicon Valley Bancshares .............................           22,718,850            --                --
Skyepharma PLC (formerly known as
 DepoTech Corp.) ......................................                  (*)            --        (2,632,950)
SOS Staffing Services Inc. ............................            6,106,800            --                --
Spectra-Physics Lasers Inc. ...........................            9,273,738            --                --
Spectralink Corp. .....................................                  (*)            --        (5,373,299)
Tom Brown Inc. ........................................           31,306,013            --                --
Transcrypt International Inc. .........................                  (*)            --       (22,597,463)
Tropical Sportswear International Corp. ...............            8,785,969            --           126,991
U.S.Liquids Inc. ......................................           30,391,200            --                --
Vans Inc. .............................................                  (*)            --        (8,033,324)
Varco International Inc. ..............................           58,400,781            --                --
West Marine Inc. ......................................                  (*)            --       (17,460,272)
Western Wireless Corp., A .............................                  (*)            --         2,300,984
Wind River Systems Inc. ...............................                  (*)            --         4,532,964
XcelleNet Inc. ........................................                  (*)            --         5,693,184
                                                             ------------------------------------------------
      TOTAL NON-CONTROLLED AFFILIATED ISSUERS .........      $1,070,012,100     $4,948,935     $(114,318,769)
                                                             ================================================

(*)As of April 30,1999,no longer an affiliate.

7. LENDING OF PORTFOLIO SECURITIES

The Franklin Small Cap Growth Fund loans securities to certain brokers for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Net interest income from the investment of the cash collateral received was $4,936,194 for the period ended April 30,1999. The value of the loaned securities for the Small Cap Growth Fund was $103,803,765 at April 30, 1999.

70

-PAGE-
FRANKLIN STRATEGIC SERIES
Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Blue Chip Fund, Franklin California Growth Fund, Franklin MidCap Growth Fund, and Franklin Small Cap Growth Fund (four of the portfolios constituting the Franklin Strategic Series, hereafter referred to as the "Funds") at April 30, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements")are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
June 4, 1999

                                                                              71

-PAGE-
FRANKLIN STRATEGIC SERIES
Tax Information

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Trust hereby designates the following amounts as capital gain dividends for the fiscal year ended April 30, 1999:

                                                   CAPITAL GAINS
                                                   20% RATE GAIN
                                                   -------------
        Franklin Blue Chip Fund .................   $1,070,472

Under Section 854(b)(2) of the Internal Revenue Code, the Trust hereby designates the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year end April 30, 1999:

         Franklin Blue Chip Fund ..............................................         100.00%
         Franklin California Growth Fund ......................................          31.71%
         Franklin MidCap Growth Fund ..........................................         100.00%
         Franklin Small Cap Growth Fund .......................................          37.50%

72

-PAGE-





Page
SHAREHOLDER LETTER




Dear Shareholder:

This annual report for the Franklin Strategic Series covers the fiscal year ended April 30, 1999.

A YEAR TO REMEMBER.

Looking back, the 12 months under review turned out to be an eventful year for many investors. Despite economic and financial turmoil overseas, U.S. employment rose, our economy grew at a remarkable pace, and inflation remained practically non-existent. On April 30, 1998, the Dow Jones(R) Industrial Average (the Dow) closed at 9063.37.(1) It climbed throughout most of the summer, but due to investor concerns about economic crises in Asia and Russia, it fell to 8051.68 on August 28 and suffered an additional 512.61 point drop on August 31.

Concerned about the possible impact of global economic turmoil on the U.S. economy, the Federal Reserve Board cut short-term interest rates three times in the fall. This fueled an October rally, which set the Dow on the road to record highs. Led by blue chip, technology and internet-related stocks, on March 29, 1999, it broke through the 10000 level for the first time in its history. And that was just the beginning-- on April 30, 1999, the Dow closed at a record high of 10789.04. The S&P 500(R) Composite Index, which represents many more stocks, also performed well, closing at 1111.75 on April 30, 1998, and at 1335.18 on April 30, 1999.


1. Source: Standard & Poor's(R) Micropal. Dow Jones Industrial Average total return calculated by Wilshire Associates, Inc.



CONTENTS



Shareholder Letter ....................      1

Fund Reports

  Franklin Biotechnology
  Discovery Fund ......................      4

  Franklin Global
  Health Care Fund ....................     10

  Franklin Global
  Utilities Fund ......................     17

  Franklin Natural
  Resources Fund ......................     27

Financial Highlights &
Statement of Investments ..............     36

Financial Statements ..................     55

Notes to
Financial Statements ..................     60

Independent
Auditors' Report ......................     66

Tax Information .......................     67

Page
THINGS ARE NOT ALWAYS WHAT THEY SEEM.

A cursory look at the figures noted above might cause one to conclude that the reporting period was a good year for all stocks. Nothing could be further from the truth. The Dow represents only 19.5% of the value of all publicly traded stocks,(2) and in 1998, the S&P 500 gained 28.72%, but only 100 stocks accounted for 85% of its return.(3) In fact, in that same year, about 42% of its stocks lost ground.

WHAT ABOUT NEXT YEAR?

As we look forward to the rest of 1999, it is important to realize that the prolonged bull market we have been experiencing for the past four years is extremely unusual, and that past performance is not predictive of future results. Revived economic activity in Europe, Asia and Latin America could increase demand for many goods and services. A tighter supply of these goods and services might result in increased inflation and cause investors to become more cautious. However, it is also important to remember that over the long term, stocks and bonds have historically delivered impressive results. For this reason, we encourage you to discuss your financial goals with your investment representative, stay focused on the long term, and diversify your investments. As you know, mutual funds offer a level of diversification almost impossible for individual investors to achieve on their own.

2. Source: Wilshire Associates, Inc.

3. Source: Morgan Stanley Dean Witter & Co.


2

Page
Whatever direction the market takes, you can rest assured that Franklin Templeton's portfolio managers are dedicated to providing our shareholders with careful selection and constant professional supervision. As always, we appreciate your support, welcome your comments and look forward to serving your investment needs.

Sincerely,


/s/ Rupert H. Johnson, Jr.
-----------------------------
    Rupert H. Johnson, Jr.
    President
    Franklin Strategic Series


                                                                               3

Page
                               [PYRAMID GRAPHIC]




FRANKLIN BIOTECHNOLOGY
DISCOVERY FUND




Your Fund's Goal: Franklin Biotechnology Discovery Fund seeks capital appreciation by investing primarily in equity securities of biotechnology companies and discovery research firms located in the U.S. and other countries.

Dear Shareholder:

This annual report of Franklin Biotechnology Discovery Fund covers the fiscal year ended April 30, 1999. Early in the reporting period, biotechnology (biotech) stocks benefited from a bullish U.S. market, but global economic turmoil caused severe market corrections during fall 1998, and many U.S. investors began to favor a narrow range of large-capitalization (large-cap) stocks. Although U.S. markets recovered and went on to record highs in 1999, exceptional performance in the biotech sector was limited to a few select, well-recognized names. By contrast, many small- and mid-cap biotech stocks suffered declines in value for reasons ranging from product disappointments to investor concerns about the economy. Within this environment,




You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 37 of this report.


4

Page
the fund posted a -11.46% one-year cumulative total return, as shown in the Performance Summary on page 8. The fund's benchmark, the Amex Biotechnology Index, which is an equal-dollar weighted index designed to measure the performance of a cross section of biotech companies, rose 9.12% during the same period.(1)

The fund's underperformance compared with its benchmark resulted largely from our difficulty in finding bargain stocks in a momentum-driven market, and from the significant declines among smaller-cap stocks discussed above. For example, our position in Synaptic Pharmaceuticals Corp., a small firm working to discover and clone human receptor genes, fell 55% during the reporting period, while stock of Amgen Inc., the world's largest biotech firm, rose 106%.

Believing the sector's "blue chips" might draw new investors, we began to focus more heavily on larger-cap equities during the reporting period. We purchased shares of companies such as Immunex Corp., maker of Enbrel, a rheumatoid arthritis treatment that has demonstrated substantial sales growth, and Amgen Inc., which was our largest holding on April 30, 1999. Since Amgen derived a large part of its over $2.6 billion sales during 1998 from Epogen, an anti-anemia drug that has seen increased demand, this company could have exceptional earnings growth. We also acquired shares of Genzyme Corp., a major gene therapy firm, at what we believed to be a very attractive price.




1. Source: American Stock Exchange. Index is unmanaged and does not include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.




PORTFOLIO BREAKDOWN
FRANKLIN BIOTECHNOLOGY DISCOVERY FUND
BASED ON TOTAL NET ASSETS
4/30/99


                                  [PIE CHART]


                      Biotechnology               65.1%
                      Medical Specialties         17.1%
                      Other Pharmaceuticals        8.7%
                      Precision Instruments        1.6%
                      Cash & Equivalents           7.5%




                                                                               5

Page
TOP 10 HOLDINGS
FRANKLIN BIOTECHNOLOGY
DISCOVERY FUND
4/30/99

COMPANY,                                 % OF TOTAL
INDUSTRY                                 NET ASSETS
---------------------------------------------------
Amgen Inc.
Biotechnology                                  6.2%

Inhale Therapeutic Systems Inc.
Medical Specialties                            4.1%

Centocor Inc.
Biotechnology                                  3.8%

Zonagen Inc.
Medical Specialties                            3.7%

Genentech Inc.
Biotechnology                                  3.7%

IDEC Pharmaceuticals Corp.
Biotechnology                                  3.7%

Chiron Corp.
Biotechnology                                  3.6%

Ligand Pharmaceuticals Inc., B
Biotechnology                                  3.6%

Gilead Sciences Inc.
Biotechnology                                  3.2%

Triangle Pharmaceuticals Inc.
Biotechnology                                  3.1%

Attempting to counteract sector declines, we held several short positions, a means of profiting from a stock's depreciation by selling borrowed stock, hoping to buy it later at a lower price. In a rising market, we normally will add to our short position in stocks that we believe to be overvalued, allowing the fund to profit from periodic volatility inherent in the sector. On April 30, 1999, the value of our short securities represented 4.2% of the fund's total net assets.

Although the fund's return during the year under review was lower than we would have liked, we are optimistic about long-term prospects for the biotech sector and Franklin Biotechnology Discovery Fund. Highly specialized and entrepreneurial companies are developing novel treatments and cures for a multitude of ailments, and even if only a small number of these new products are successful, the potential rewards to the fund could be significant. During the upcoming year, the American Society for Clinical Oncology is scheduled to review treatments designed by some of the companies whose stock is held in our portfolio. And although the total valuation of the approximately 275 publicly traded biotech companies today is less than the market value of Merck & Co. Inc., the leading U.S. pharmaceutical


6

Page
company, we feel that our long-term investors may profit as this small, exciting sector produces the next generation of treatments and cures for diseases that affect so many lives.

Of course, investing in a fund that often focuses on small, relatively new, or unseasoned companies involves additional risks, as set forth in the prospectus.

Please remember, this discussion reflects our views and opinions as of April 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and portfolio composition. Although past performance is not predictive of future results, these insights may help you better understand our investment and management philosophy.

Sincerely,


/s/ Kurt von Emster
-----------------------------------------
    Kurt von Emster
    Portfolio Manager
    Franklin Biotechnology Discovery Fund


                                                                               7

Page
FRANKLIN BIOTECHNOLOGY
DISCOVERY FUND

CLASS A:

Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. The fund's manager has agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases total return to shareholders. Without this waiver, total returns would have been lower. The waiver may be discontinued at any time upon notice to the fund's board of trustees.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge.



Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


PERFORMANCE SUMMARY AS OF 4/30/99

Distributions will vary based on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (5/1/98-4/30/99)

  CLASS A                                 CHANGE           4/30/99    4/30/98
--------------------------------------------------------------------------------
  Net Asset Value                         -$3.50            $23.39    $26.89

                                       DISTRIBUTIONS
  Short-Term Capital Gain                 $0.4207

PERFORMANCE

                                                     INCEPTION
  CLASS A                               1-YEAR       (09/15/97)
---------------------------------------------------------------
  Cumulative Total Return(1)           -11.46%        -4.58%
  Average Annual Total Return(2)       -16.55%        -6.34%
  Value of $10,000 Investment(3)        $8,345        $8,992




Past performance is not predictive of future results.



8

Page
TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged indices differ from the fund in composition, do not pay management fees or expenses and include reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, fund expenses, account fees, and reinvested distributions.

        TOTAL RETURN INDEX COMPARISON
        FRANKLIN BIOTECHNOLOGY DISCOVERY FUND - CLASS A
        $10,000 INVESTMENT (9/15/97 - 4/30/99)

The following line graph compares the performance of Franklin Biotechnology Discovery Fund with the S&P 500(R) Composite Index* and the Amex Biotechnology Index**.
*Source: Standard and Poor's Micropal.
**Source: American Stock Exchange.



           FRANKLIN BIOTECHNOLOGY
              DISCOVERY FUND -             AMEX           S&P 500   AMEX BIOTECHNOLOGY
   DATE          CLASS A            BIOTECHNOLOGY INDEX    INDEX         INDEX %
--------------------------------------------------------------------------------------
9/15/97         $ 9,423                    $10,000        $10,000
9/30/97         $10,019                    $10,781        $10,274           7.81%
10/31/97        $ 9,688                    $10,340        $ 9,931         - 4.09%
11/30/97        $ 9,514                    $10,106        $10,391         - 2.27%
12/31/97        $ 8,774                    $ 9,919        $10,569         - 1.84%
1/31/98         $ 9,121                    $ 9,615        $10,687         - 3.07%
2/28/98         $ 9,665                    $ 9,814        $11,457           2.07%
3/31/98         $ 9,514                    $10,661        $12,044           8.62%
4/30/98         $10,156                    $10,697        $12,165           0.34%
5/31/98         $ 9,843                    $ 9,849        $11,956         - 7.93%
6/30/98         $ 8,932                    $ 8,968        $12,442         - 8.95%
7/31/98         $ 8,592                    $ 8,427        $12,308         - 6.03%
8/31/98         $ 6,678                    $ 6,383        $10,529         -24.26%
9/30/98         $ 7,988                    $ 8,513        $11,204          33.37%
10/31/98        $ 8,660                    $10,022        $12,114          17.73%
11/30/98        $ 9,189                    $ 9,993        $12,849         - 0.29%
12/31/98        $ 9,715                    $11,306        $13,589          13.14%
1/31/99         $10,195                    $11,999        $14,157           6.13%
2/28/99         $ 9,365                    $10,798        $13,716         -10.01%
3/31/99         $ 9,200                    $11,417        $14,265           5.73%
4/30/99         $ 8,992                    $14,422        $14,817           2.24%


(*)  Source: American Stock Exchange.

(**) Source: Standard and Poor's(R) Micropal.


Past performance is not predictive of future results.



FRANKLIN BIOTECHNOLOGY
DISCOVERY FUND



AVERAGE ANNUAL TOTAL RETURN
4/30/99

1-Year                      -16.55%

Since Inception (9/15/97)    -6.34%




                                                                               9

Page
                               [PYRAMID GRAPHIC]


FRANKLIN GLOBAL HEALTH CARE FUND



Your Fund's Goal: Franklin Global Health Care Fund seeks capital appreciation by investing primarily in the equity securities of health care companies, including small capitalization companies, located throughout the world.


Dear Shareholder:

This annual report of Franklin Global Health Care Fund covers the 12 months ended April 30, 1999. During this period, many large-capitalization (cap) stocks gained and most small-cap stocks languished as extraordinary market advances were driven by an increasingly smaller number of stocks. In the U.S., for example, the Standard and Poor's(R) 500 (S&P 500(R)) Composite Index, the fund's benchmark, provided a 21.82% total return for the reporting period, versus the small-cap stock Russell 2000(R) Index's -9.25% return.(1) This trend was particularly prevalent in the health care sector where many small companies grew at twice the rate of major pharmaceutical companies while their stock traded at increasingly lower valuations.

Within this environment, Franklin Global Health Care Fund - Class A posted a -27.95% one-year cumulative total return, as shown in the Performance Summary on page 15. Most of this



1. Source: Standard and Poor's Micropal. Indices are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 42 of this report.


10

Page
decline occurred in the first half of the fiscal year and resulted largely from the poor returns of our small-cap holdings. As you know, we have traditionally sought out smaller health care companies with high growth rates and significant appreciation potential, but due to political and economic instability around the world, many investors chose to avoid such stocks during the year under review.

The most significant change in the portfolio over the past year was a substantial increase in our exposure to major pharmaceutical companies. At the beginning of the period, the fund had a 3.2% weighting in this sector. During the reporting period, we added several pharmaceutical companies to the portfolio, including Pfizer Inc., Merck & Co. Inc., Bristol-Myers Squibb Co. and Schering-Plough Corp. As of April 30, 1999, American Home Products Corp. was the fund's largest holding. This company has several products awaiting U.S. Food and Drug Administration (FDA) approval, but we are particularly excited about its pneumococcal conjugate vaccine. We expect this product to be launched later this year and hope it may become part of a mandatory regime for all infants as a safeguard against a broad range of infections.

At the end of the period, the fund had 35.1% of its total net assets invested in major pharmaceuticals companies, which strongly meet our investment criteria. Led by exceptional management teams, they have been growing faster than the S&P 500, and could directly benefit from many of the trends driving health care today. Finally, we believe these companies deserve to trade at substantial premiums, considering their historical stability and defensive nature.

During the period, we also increased our weighting in medical technology stocks. We have a positive view about this sector because the FDA has shortened its approval process and we

                    GEOGRAPHIC DISTRIBUTION
                    FRANKLIN GLOBAL HEALTH CARE FUND
                    BASED ON TOTAL NET ASSETS
                    4/30/99

                                  [PIE CHART]

                    United States               85.5%
                    United Kingdom               3.7%
                    Switzerland                  3.3%
                    Australia                    2.0%
                    Cash & Equivalents           5.5%


                                                                              11

Page
PORTFOLIO BREAKDOWN
FRANKLIN GLOBAL HEALTH CARE FUND
BASED ON TOTAL NET ASSETS
4/30/99

                                   [BAR GRAPH]

Major Pharmaceuticals                  35.1%

Medical Specialties                    21.9%

Biotechnology                           9.2%

Services to the Health Industry         7.5%

Medical Electronics                     4.6%

Medical/Dental Distributors             4.5%

Medical/Nursing Services                4.1%

Hospital/Nursing Management             3.7%

Other Sectors                           3.9%

Cash & Equivalents                      5.5%

believe that industry consolidation may lessen between companies in the sector. We initiated positions in the leading electro-physiology companies, Medtronic Inc. and Guidant Corp., both of which market broad lines of pacemakers, implantable defibrillators and coronary stents. While product developments are rapid and market share shifts occur frequently between them, both are led by excellent management teams, and have created considerable distance between themselves and their next-largest competitors through superior technological innovation.

Despite our positive moves, we had a few big disappointments during the period. First, ESC Medical Systems Ltd., a manufacturer of cosmetic surgery devices and one of our largest holdings, experienced difficulty meeting sales projections last summer amid the emerging markets turmoil. We were optimistic that demand for cosmetic surgery would be insulated from any short-term economic uncertainty, but underestimated the severity of the problem in several of the company's foreign markets. Second, Serologicals Corp., one of our largest long-time holdings, suffered a delay in orders from two major clients. This company operates a national network of centers that collect blood and remarket specialty blood products to large medical-supply manufacturers. Unfortunately, two of its customers temporarily cut back orders because they unexpectedly had to shut down plants in order to meet FDA requirements. Last, Total Renal Care Holdings Inc., an operator of dialysis clinics, suffered higher-than-expected costs related to its Renal Treatment Centers acquisition earlier in the year. These three stocks accounted for roughly one-third of the decline in the fund's performance.

Although we were disappointed by the fund's performance during the year under review, we are optimistic about long-term prospects for Franklin Global Health Care Fund, and shall continue doing our best to provide our shareholders unique


12

Page
opportunities for investing in today's newest and fastest growing health care companies. In our opinion, health care expenditures will be driven by an aging population and rapidly changing technology, which will both result in a wider range of treatable conditions and increase life expectancy. In addition, cyclical swings in the business cycle do not necessarily affect demand for health care services and products.

There are, of course, special risks involved with investing in a non-diversified fund concentrating its investments in a single industry around the globe. These risks, which include currency fluctuations and increased susceptibility to adverse economic, political, social and regulatory developments, are further discussed in the fund's prospectus.

This discussion reflects our views and opinions as of April 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you better understand our investment and management philosophy.

We appreciate your participation in Franklin Global Health
Care Fund.

Sincerely,


/s/ Kurt von Emster
------------------------------------
    Kurt von Emster
    Portfolio Manager
    Franklin Global Health Care Fund




TOP 10 HOLDINGS
FRANKLIN GLOBAL HEALTH CARE FUND
4/30/99

COMPANY,                                % OF TOTAL
INDUSTRY, COUNTRY                       NET ASSETS
---------------------------------------------------
American Home Products Corp.
Major Pharmaceuticals,
United States                              5.2%

Pharmacia & Upjohn Inc.
Major Pharmaceuticals,
United States                              5.1%

Baxter International Inc.
Medical Specialties,
United States                              3.9%

Pfizer Inc.
Major Pharmaceuticals,
United States                              3.7%

Schering-Plough Corp.
Major Pharmaceuticals,
United States                              3.6%

Omnicare Inc.
Services to the Health Industry,
United States                              3.4%

Bausch & Lomb Inc.
Medical Specialties,
United States                              3.4%

Inhale Therapeutic Systems Inc.
Medical Specialties,
United States                              3.3%

Bristol-Myers Squibb Co.
Major Pharmaceuticals,
United States                              3.2%

Vertex Pharmaceuticals Inc.
Biotechnology, United States               3.1%


                                                                              13

Page
FRANKLIN GLOBAL
HEALTH CARE FUND

CLASS A (formerly Class I):

Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the fund's manager increased the fund's total returns. Without this reduction, total returns would have been lower.

CLASS B:

Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.



PERFORMANCE SUMMARY AS OF 4/30/99

Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (5/1/98-4/30/99)

  CLASS  A                                CHANGE           4/30/99     4/30/98
--------------------------------------------------------------------------------
  Net Asset Value                         -$5.40            $13.88      $19.28

                                       DISTRIBUTIONS
                                       -----------------------------------------
  Long-Term Capital Gain                  $0.0134

  CLASS B                                 CHANGE           4/30/99      1/1/99
--------------------------------------------------------------------------------
  Net Asset Value                         -$3.13            $13.84      $16.97

  CLASS C                                 CHANGE           4/30/99     4/30/98
--------------------------------------------------------------------------------
  Net Asset Value                         -$5.46            $13.71      $19.17

                                       DISTRIBUTIONS
                                       -----------------------------------------
  Long-Term Capital Gain                  $0.0134

Franklin Global Health Care Fund paid distributions derived from long-term capital gains of 1.34 cents ($0.0134) per share in December 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


Past performance is not predictive of future results.


14

Page
PERFORMANCE

                                                                                   INCEPTION
  CLASS A                                      1-YEAR       3-YEAR      5-YEAR     (2/14/92)
--------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                   -27.95%      -21.16%     +67.54%      +83.14%
  Average Annual Total Return(2)               -32.10%       -9.43%      +9.56%       +7.87%
  Value of $10,000 Investment(3)               $6,790       $7,430     $15,785      $17,261

                                               4/30/95     4/30/96     4/30/97     4/30/98      4/30/99
-------------------------------------------------------------------------------------------------------
  One-Year Total Return(4)                     +16.33%     +82.78%     -14.71%     +28.22%      -27.95%

                                                              INCEPTION
  CLASS B                                                     (1/1/99)
-----------------------------------------------------------------------
  Cumulative Total Return(1)                                  -18.44%
  Aggregate Total Return(2)                                   -21.71%
  Value of $10,000 Investment(3)                              $7,829

                                                                  INCEPTION
  CLASS C                                               1-YEAR     (9/3/96)
---------------------------------------------------------------------------
  Cumulative Total Return(1)                            -28.42%     -13.71%
  Average Annual Total Return(2)                        -29.83%      -5.77%
  Value of $10,000 Investment(3)                        $7,017      $8,540

                                                        4/30/98       4/30/99
-----------------------------------------------------------------------------
  One-Year Total Return(4)                              +27.22%       -28.42%



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.




Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.
                                                                              15

Page
  FRANKLIN GLOBAL
  HEALTH CARE FUND

  AVERAGE ANNUAL TOTAL RETURN
  4/30/99

  CLASS A
-------------------------------------
  1-Year                      -32.10%

  3-Year                       -9.43%

  5-Year                       +9.56%

  Since Inception (2/14/92)    +7.87%



  AVERAGE ANNUAL TOTAL RETURN
  4/30/99

  CLASS C
-------------------------------------
  1-Year                      -29.83%

  Since Inception (9/3/96)     -5.77%




TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees, and reinvested distributions.

        TOTAL RETURN INDEX COMPARISON
        FRANKLIN GLOBAL HEALTH CARE FUND - CLASS A
        $10,000 INVESTMENT (2/14/92 - 4/30/99)

The following line graph compares to the performance of Franklin Global Health Care Fund, Class A with the S&P 500(R) Composite Index.

* Source: Standard and Poor's Micropal.


     FRANKLIN GLOBAL               S&P 500 INDEX
     HEALTH CARE FUND
     - CLASS A
----------------------------------------------------

2/14/92        $ 9,425         $10,000     S&P  500
                                           $T
   2/92        $ 9,661         $10,067         0.67%
   3/92        $ 8,963         $ 9,870        -1.95%
   4/92        $ 8,332         $10,161         2.94%
   5/92        $ 8,549         $10,210         0.49%
   6/92        $ 8,229         $10,058        -1.49%
   7/92        $ 8,779         $10,470         4.09%
   8/92        $ 8,485         $10,255        -2.05%
   9/92        $ 8,296         $10,375         1.17%
  10/92        $ 8,693         $10,410         0.34%
  11/92        $ 9,328         $10,764         3.40%
  12/92        $ 9,477         $10,897         1.23%
   1/93        $ 9,477         $10,988         0.84%
   2/93        $ 8,211         $11,138         1.36%
   3/93        $ 8,306         $11,373         2.11%
   4/93        $ 8,449         $11,097        -2.42%
   5/93        $ 8,877         $11,394         2.67%
   6/93        $ 9,172         $11,427         0.29%
   7/93        $ 8,684         $11,381        -0.40%
   8/93        $ 8,837         $11,812         3.79%
   9/93        $ 9,057         $11,721        -0.77%
  10/93        $ 9,621         $11,964         2.07%
  11/93        $ 9,917         $11,850        -0.95%
  12/93        $10,065         $11,994         1.21%
   1/94        $11,063         $12,402         3.40%
   2/94        $10,974         $12,065        -2.71%
   3/94        $10,411         $11,539        -4.36%
   4/94        $10,302         $11,687         1.28%
   5/94        $10,421         $11,879         1.64%
   6/94        $ 9,964         $11,588        -2.45%
   7/94        $10,406         $11,968         3.28%
   8/94        $11,431         $12,459         4.10%
   9/94        $11,622         $12,155        -2.44%
  10/94        $11,893         $12,428         2.25%
  11/94        $11,783         $11,976        -3.64%
  12/94        $11,503         $12,153         1.48%
   1/95        $11,566         $12,468         2.59%
   2/95        $12,027         $12,954         3.90%
   3/95        $12,561         $13,336         2.95%
   4/95        $11,985         $13,728         2.94%
   5/95        $12,341         $14,277         4.00%
   6/95        $12,741         $14,608         2.32%
   7/95        $13,921         $15,093         3.32%
   8/95        $14,701         $15,131         0.25%
   9/95        $15,565         $15,770         4.22%
  10/95        $15,481         $15,713        -0.36%
  11/95        $16,250         $16,403         4.39%
  12/95        $17,783         $16,719         1.93%
   1/96        $19,097         $17,288         3.40%
   2/96        $20,037         $17,449         0.93%
   3/96        $20,773         $17,616         0.96%
   4/96        $21,894         $17,875         1.47%
   5/96        $22,246         $18,336         2.58%
   6/96        $21,170         $18,406         0.38%
   7/96        $18,267         $17,592        -4.42%
   8/96        $19,696         $17,964         2.11%
   9/96        $21,272         $18,975         5.63%
  10/96        $19,514         $19,499         2.76%
  11/96        $19,968         $20,973         7.56%
  12/96        $20,712         $20,557        -1.98%
   1/97        $21,385         $21,842         6.25%
   2/97        $21,385         $22,013         0.78%
   3/97        $19,541         $21,108        -4.11%
   4/97        $18,682         $22,368         5.97%
   5/97        $20,897         $23,730         6.09%
   6/97        $22,683         $24,793         4.48%
   7/97        $23,333         $26,767         7.96%
   8/97        $23,136         $25,268        -5.60%
   9/97        $25,664         $26,653         5.48%
  10/97        $24,145         $25,762        -3.34%
  11/97        $23,240         $26,955         4.63%
  12/97        $22,825         $27,419         1.72%
   1/98        $22,800         $27,723         1.11%
   2/98        $23,347         $29,722         7.21%
   3/98        $24,117         $31,244         5.12%
   4/98        $23,955         $31,559         1.01%
   5/98        $22,502         $31,017        -1.72%
   6/98        $22,079         $32,276         4.06%
   7/98        $20,712         $31,931        -1.07%
   8/98        $16,065         $27,313       -14.46%
   9/98        $18,165         $29,064         6.41%
  10/98        $18,799         $31,427         8.13%
  11/98        $19,967         $33,332         6.06%
  12/98        $21,103         $35,251         5.76%
   1/99        $21,265         $36,725         4.18%
   2/99        $18,840         $35,583        -3.11%
   3/99        $18,504         $37,006         4.00%
   4/99        $17,261         $38,438         3.87%

        TOTAL RETURN INDEX COMPARISON
        FRANKLIN GLOBAL HEALTH CARE FUND - CLASS C
        $10,000 INVESTMENT (9/3/96 - 4/30/99)

The following line graph compares the performance of Franklin Global Health Care Fund, Class C with the S&P 500(R) Composite Index.

*Source: Standard and Poor's Micropal.


     FRANKLIN GLOBAL               S&P 500 INDEX
     HEALTH CARE FUND
     - CLASS C
----------------------------------------------------

9/3/96        $ 9,897         $10,000     S&P  500
                                          $T
  9/96        $10,720         $10,563         5.63%
 10/96        $ 9,823         $10,855         2.76%
 11/96        $10,040         $11,675         7.56%
 12/96        $10,417         $11,444        -1.98%
  1/97        $10,743         $12,159         6.25%
  2/97        $10,738         $12,254         0.78%
  3/97        $ 9,810         $11,750        -4.11%
  4/97        $ 9,378         $12,452         5.97%
  5/97        $10,475         $13,210         6.09%
  6/97        $11,368         $13,802         4.48%
  7/97        $11,683         $14,901         7.96%
  8/97        $11,578         $14,066        -5.60%
  9/97        $12,838         $14,837         5.48%
 10/97        $12,062         $14,342        -3.34%
 11/97        $11,601         $15,006         4.63%
 12/97        $11,389         $15,264         1.72%
  1/98        $11,370         $15,433         1.11%
  2/98        $11,632         $16,546         7.21%
  3/98        $12,011         $17,393         5.12%
  4/98        $11,931         $17,569         1.01%
  5/98        $11,196         $17,266        -1.72%
  6/98        $10,985         $17,967         4.06%
  7/98        $10,300         $17,775        -1.07%
  8/98        $ 7,979         $15,205       -14.46%
  9/98        $ 9,018         $16,180         6.41%
 10/98        $ 9,323         $17,495         8.13%
 11/98        $ 9,895         $18,555         6.06%
 12/98        $10,458         $19,624         5.76%
  1/99        $10,533         $20,444         4.18%
  2/99        $ 9,325         $19,808        -3.11%
  3/99        $ 9,157         $20,601         4.00%
  4/99        $ 8,540         $21,398         3.87%

(*)  Source: Standard and Poor's Micropal.

Past performance is not predictive of future results.


16

Page
 FRANKLIN GLOBAL UTILITIES FUND


                               [PYRAMID GRAPHIC]


Your Fund's Goal: Franklin Global Utilities Fund seeks to provide total return by investing in the equity and debt securities of utility companies located in the United States and around the world.

During the 12 months under review, the utilities industry provided mixed results. Telecommunications stocks generally performed well, while many electric and gas utilities struggled as they faced uncertainty pertaining to the deregulation of their industries. The telecom industry's strong performance, driven primarily by unexpected growth in data traffic and wireless communications, resulted from increasing Internet usage and rising demand for wireless phone service.

Geographically, Europe and the United States experienced the strongest performance, with Latin America and Asia posting weaker results. Within this environment, Franklin Global Utilities Fund - Class A produced a +4.02% one-year cumulative total return, as shown in the Performance Summary on page 25. The Financial Times/Standard and Poor's(R) All World Utilities Index provided a 21.52% return for the same period.




You will find a complete listing of the fund's portfolio holdings, including dollar value 17 and number of shares or principal amount, beginning on page 47 of this report.


                                                                              17

Page
GEOGRAPHIC DISTRIBUTION
FRANKLIN GLOBAL UTILITIES FUND
BASED ON TOTAL NET ASSETS
4/30/99

                                  [PIE CHART]

                         United States             61.5%
                         Continental Europe        20.7%
                         Asia                       6.4%
                         Latin America              3.0%
                         United Kingdom             3.6%
                         Cash & Equivalents         4.8%

The fund's underperformance relative to the FT/S&P All World Utilities Index was due largely to the fact that electric and gas issues provided disappointing performance and the fund was overweighted in such issues compared with the index. During the reporting period, the fund's industry weightings remained relatively stable. On April 30, 1999, our largest country weighting was the U.S., with 61.5% of total net assets, while our European, Asian and Latin American holdings were 24.3%, 6.4%, and 3.0% of net assets, respectively.

UNITED STATES

Driven by increasing traffic volume, continued deregulation and strong growth in wireless services, our holdings of MCI World-Com Inc., SBC Communications Inc., AirTouch Communications Inc., and Ascend Communications Inc. appreciated significantly in value during the reporting period. When investing, we look for companies that are leaders in their industries and have the potential to deliver significant shareholder value over the long term. Sprint Corp. (PCS Group), another of our holdings, is one such example. In our opinion, the company is uniquely positioned to take advantage of the growth in wireless communications due to its state-of-the-art network, well-known brand and strong balance sheet. Since we purchased this stock in December, the company has experienced record levels of subscriber growth and many now consider it one of the world's premier wireless telecom companies.


18

Page
The year, however, proved to be more challenging for electric and gas utility investors. Since passage of the National Energy Policy Act in 1992, uncertainties about deregulation have plagued this group, and strong domestic economic growth caused many investors to seek opportunities in industries more sensitive to economic cycles. During the reporting period, we focused on companies better prepared to compete in a deregulated environment, with significant cash flow, and those that we believe have valuable untapped assets. For example, we initiated a position in Montana Power Corp., which has used its existing right-of-way assets and expertise to build a nationwide telecommunications network. Due to the growing need for electricity by data and voice transmission networks, the company's stock appreciated 90% from our purchase price until the close of the period. Other holdings that we feel have long-term potential include Entergy Corp., Northwestern Corp., and CMS Energy Corp.

EUROPE

During the 12 months under review, European telecommunications companies generally provided excellent returns as they addressed underdeveloped telecom infrastructures there. Many regions still have significant pent-up demand for basic phone service. Telecom Italia SpA, an example of a provider that was formerly a monopoly, is streamlining existing operations and achieving success in new areas such as wireless communications.


                                                                              19

Page
European communications is one of the fastest growing areas in the utilities sector, and we have several investments in emerging companies such as Equant NV, Global TeleSystems Group Inc., and COLT Telecom Group PLC that are attempting to capitalize on the growing need for bandwidth.

European electric companies delivered mixed results for the period. Strong returns in Italy offset mostly flat returns for other countries where we had positions. All of our holdings were from developed Western European countries, and the severe downturn in Eastern European economies did not affect us. In late February 1999, we sold our shares of AEM SpA, an Italian electric company, after watching the value of our investment increase more than 140% from our initial purchase in July 1998. At the same time, we made several new investments in United Kingdom companies, such as PowerGen PLC, Scottish & Southern Energy PLC, Scottish Power PLC, and Severn Trent PLC, all of which we believe have excellent management teams.

LATIN AMERICA

Whipsawed by the economic crises engulfing Asia and Eastern Europe, Latin American markets experienced significant volatility during the period, and we maintained a relatively small weighting in the region. In January 1999, Brazil succumbed to financial and speculative pressures and devalued its currency. This initially sent stock markets throughout the region reeling as speculative pressures on currencies of neighboring countries peaked and


20

Page
investors contemplated the long-term economic impact of the devaluation on the region's intertwined economies. In the days immediately following the devaluation, shares of Telecomunicacoes Brasileiras SA, ADR, experienced severe negative market pressure; however, since then, global investors appear to have taken a collective sigh of relief, as sentiment toward Brazil and the rest of the region has improved at a surprisingly rapid pace. Shares of Telecomunicacoes Brasileiras SA, ADR, which dipped briefly into the low $50 range on the heels of the devaluation, were trading in the mid $80 range by the end of the period.

ASIA

Most Asian markets suffered significant volatility during the year as the region attempted to recover from the lingering financial crisis beginning in late 1997, and we maintained a relatively small weighting there (6.0% of total net assets on April 30, 1999). We searched for opportunities to invest in financially sound companies with promising growth prospects at attractive prices, and initiated a position in Nippon Telegraph & Telephone Corp. of Japan, the world's largest telephone company in terms of sales. We believe that the company is poised to benefit from the deregulation of Japan's telecommunications industry. Its business will be split into local and long-distance units, which, in our opinion, should improve the visibility of operations and aid in creating shareholder value. We also invested in Korea




TOP 10 HOLDINGS
FRANKLIN GLOBAL UTILITIES FUND
4/30/99

COMPANY,                               % OF TOTAL
COUNTRY                                NET ASSETS
-------------------------------------------------
Frontier Corp., United States               3.4%

Equant NV, N.Y. shares,
Netherlands                                 3.1%

SBC Communications Inc.,
United States                               3.0%

Telecom Italia SpA, Italy                   2.9%

Enron Corp., United States                  2.8%

MCI WorldCom Inc.,
United States                               2.7%

GTE Corp., United States                    2.6%

Endesa SA, Spain                            2.4%

Global TeleSystems Group Inc.,
United States                               2.4%

Korea Telecom Corp.,
South Korea                                 2.4%


                                                                              21

Page
Telecom Corp. because, despite solid and improving fundamentals, its shares were trading at a significant discount to its regional peers. The company has only recently been privatized and, in our opinion, has strong growth prospects because of expected economic expansion in Korea and a pent-up demand for telecommunication services.

LOOKING FORWARD

Although many utility stocks underperformed the market during the reporting period, we believe utilities such as electric and telephone service companies will continue to play an integral part in the world's economic development. Developed countries are aware that improving communications and access to information is essential to maximizing economic growth. The U.S. already has over 70 million wireless telecom subscribers, and new applications for the Internet must be accompanied by improvements in telecom infrastructure that will allow the content to reach the end users. Utilities servicing the developing world also have an enormous opportunity to provide necessities such as electricity, clean water, and telephone service. In our opinion, the continued economic development of these emerging countries depends on utility services, which should provide global utility investors with excellent, future investment opportunities.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of April 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


22

Page
Of course, there are special risks involved with investing globally in a non-diversified fund. These risks, which include currency fluctuations and increased susceptibility to adverse economic, political, social and regulatory developments, are further discussed in the fund's prospectus.

We thank you for your participation in Franklin Global Utilities Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,


/s/ Ian Link
----------------------------------
    Ian Link
    Portfolio Manager
    Franklin Global Utilities Fund



IAN LINK

Ian Link is a vice president and portfolio manager of Franklin Advisers, Inc. He manages Franklin Global Utilities Fund, Franklin Utilities Fund and Franklin Valuemark Global Utility Equity Fund. He also specializes in research analysis of the domestic electric utilities, international and domestic telecommunications services and wireless communications sectors.

Mr. Link joined Franklin as a management trainee in 1989. He received his bachelor's degree in economics from the University of California at Davis and his MBA in finance from the University of California at Berkeley. He is a member of the Securities Analysts of San Francisco (SASF), Association for Investment Management and Research (AIMR), International Society of Financial Analysts
(ISFA) and is a Chartered Financial Analyst (CFA).


                                                                              23

Page
FRANKLIN GLOBAL
UTILITIES FUND

CLASS A (formerly Class I):

Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective May 1, 1994, the fund implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total return to shareholders. Without this waiver, the fund's total returns would have been lower.

CLASS B:

Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C (formerly Class II):

Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.




PERFORMANCE SUMMARY AS OF 4/30/99

Distributions will vary based on income earned by the fund and any profits realized from the sale of securities in the portfolio, as well as the level of the fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (5/1/98-4/30/99)

  CLASS A                                 CHANGE           4/30/99     4/30/98
--------------------------------------------------------------------------------
  Net Asset Value                         -$0.39            $16.97      $17.36

                                      DISTRIBUTIONS
                                      ------------------------------------------
  Dividend Income                        $0.1883
  Long-Term Capital Gain                 $0.5937
  Short-Term Capital Gain                $0.1809
        Total                            $0.9629

  CLASS B                                 CHANGE          4/30/99       1/1/99
--------------------------------------------------------------------------------
  Net Asset Value                         +$1.08           $16.92       $15.84

  CLASS C                                 CHANGE          4/30/99      4/30/98
--------------------------------------------------------------------------------
  Net Asset Value                         -$0.41           $16.84       $17.25

                                      DISTRIBUTIONS
                                      ------------------------------------------
  Dividend Income                        $0.0774
  Long-Term Capital Gain                 $0.5937
  Short-Term Capital Gain                $0.1809
        Total                            $0.8520

Franklin Global Utilities Fund paid distributions derived from long-term capital gains of 59.37 cents ($0.5937) per share in December, 1998. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).



Past performance is not predictive of future results.


24

Page
PERFORMANCE

                                                                              INCEPTION
  CLASS A                                                 1-YEAR     5-YEAR    (7/2/92)
---------------------------------------------------------------------------------------
  Cumulative Total Return(1)                               +4.02%   +104.72%   +168.51%
  Average Annual Total Return(2)                          -1.97%     +14.05%    +14.57%
  Value of $10,000 Investment(3)                          $9,803    $19,293    $25,307

                                          4/30/95  4/30/96  4/30/97   4/30/98   4/30/99
---------------------------------------------------------------------------------------
  One-Year Total Return(4)                 +3.17%  +23.27%  +12.94%   +37.02%   +4.02%

                                                                                   INCEPTION
  CLASS B                                                                           (1/1/99)
--------------------------------------------------------------------------------------------
  Cumulative Total Return(1)                                                          +6.82%
  Aggregate Total Return(2)                                                           +2.82%
  Value of $10,000 Investment(3)                                                    $10,282

                                                                              INCEPTION
  CLASS C                                                 1-YEAR     3-YEAR    (5/1/95)
---------------------------------------------------------------------------------------
  Cumulative Total Return(1)                               +3.19%    +57.47%   +93.89%
  Average Annual Total Return(2)                           +1.21%    +15.96%   +17.71%
  Value of $10,000 Investment(3)                         $10,121    $15,594   $19,200

                                            4/30/96   4/30/97    4/30/98    4/30/99
-----------------------------------------------------------------------------------
  One-Year Total Return(4)                  +22.63%   +12.04%    +36.21%    +3.19%




Past performance is not predictive of future results.


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.




Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                              25

Page
FRANKLIN GLOBAL
UTILITIES FUND




AVERAGE ANNUAL TOTAL RETURN
4/30/99

CLASS A
-----------------------------------
1-Year                       -1.97%

5-Year                      +14.05%

Since Inception (7/2/92)    +14.57%



AVERAGE ANNUAL TOTAL RETURN
4/30/99

CLASS C
----------------------------------
1-Year                      +1.21%

3-Year                     +15.96%

Since Inception (5/1/95)   +17.71%




TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charges, fund expenses, account fees, and reinvested distributions.

        TOTAL RETURN INDEX COMPARISON
        FRANKLIN GLOBAL UTILITIES FUND - CLASS A
        $10,000 INVESTMENT (7/2/92 - 4/30/99)

The following line graph compares the performance of Franklin Global Utilities Fund's Class A shares to that of the Standard & Poor's 500 Composite Index, based on a $10,000 investment from 7/2/92 to 4/30/99.

               FRANKLIN
                GLOBAL
               UTILITIES      S&P 500
               FUND-CLASS    COMPOSITE
                   A*            e
               ----------    ---------
7/2/92          $9,425        $10,000
7/92            $9,510        $10,409
8/92            $9,491        $10,196
9/92            $9,453        $10,315
10/92           $9,529        $10,350
11/92           $9,680        $10,702
12/92           $9,943        $10,834
1/93           $10,124        $10,925
2/93           $10,506        $11,073
3/93           $10,764        $11,307
4/93           $10,840        $11,033
5/93           $10,964        $11,328
6/93           $11,134        $11,361
7/93           $11,357        $11,315
8/93           $12,083        $11,744
9/93           $12,209        $11,654
10/93          $12,780        $11,895
11/93          $12,296        $11,782
12/93          $13,068        $11,924
1/94           $13,284        $12,330
2/94           $12,588        $11,996
3/94           $12,195        $11,473
4/94           $12,362        $11,619
5/94           $12,362        $11,810
6/94           $11,881        $11,521
7/94           $12,413        $11,899
8/94           $12,700        $12,386
9/94           $12,516        $12,084
10/94          $12,618        $12,356
11/94          $12,137        $11,906
12/94          $11,919        $12,082
1/95           $12,180        $12,395
2/95           $12,284        $12,879
3/95           $12,420        $13,259
4/95           $12,754        $13,649
5/95           $13,473        $14,195
6/95           $13,409        $14,524
7/95           $13,676        $15,006
8/95           $13,505        $15,044
9/95           $14,147        $15,678
10/95          $14,169        $15,622
11/95          $14,639        $16,308
12/95          $15,193        $16,622
1/96           $15,480        $17,188
2/96           $15,502        $17,347
3/96           $15,469        $17,514
4/96           $15,722        $17,771
5/96           $16,030        $18,230
6/96           $16,306        $18,299
7/96           $15,646        $17,490
8/96           $16,116        $17,859
9/96           $16,328        $18,865
10/96          $16,741        $19,386
11/96          $17,378        $20,851
12/96          $17,474        $20,438
1/97           $18,371        $21,716
2/97           $18,285        $21,885
3/97           $17,622        $20,986
4/97           $17,757        $22,238
5/97           $19,083        $23,593
6/97           $19,782        $24,650
7/97           $20,380        $26,612
8/97           $19,445        $25,122
9/97           $20,778        $26,498
10/97          $19,919        $25,613
11/97          $20,915        $26,799
12/97          $22,185        $27,260
1/98           $21,933        $27,563
2/98           $23,068        $29,550
3/98           $24,764        $31,063
4/98           $24,330        $31,377
5/98           $23,377        $30,837
6/98           $24,105        $32,089
7/98           $23,709        $31,746
8/98           $20,139        $27,155
9/98           $20,986        $28,896
10/98          $21,748        $31,245
11/98          $22,312        $33,138
12/98          $23,622        $35,047
1/99           $23,622        $36,512
2/99           $22,713        $35,377
3/99           $23,399        $36,792
4/99           $25,307        $38,216



        TOTAL RETURN INDEX COMPARISON
        FRANKLIN GLOBAL UTILITIES FUND - CLASS C
        $10,000 INVESTMENT (5/1/95 - 4/30/99)

The following line graph compares the performance of Franklin Global Utilities Fund's Class C shares to that of the Standard & Poor's 500 Composite Index, based on a $10,000 investment from 5/1/95 to 4/30/99.

               FRANKLIN
                GLOBAL
               UTILITIES
                 FUND-        S&P 500
                CLASS C*     COMPOSITE
               ----------    ---------
5/1/95          $9,902        $10,000
5/95           $10,504        $10,400
6/95           $10,449        $10,641
7/95           $10,641        $10,995
8/95           $10,507        $11,022
9/95           $10,991        $11,487
10/95          $11,008        $11,446
11/95          $11,358        $11,948
12/95          $11,825        $12,179
1/96           $12,030        $12,593
2/96           $12,039        $12,710
3/96           $12,004        $12,832
4/96           $12,193        $13,021
5/96           $12,424        $13,357
6/96           $12,628        $13,407
7/96           $12,116        $12,815
8/96           $12,472        $13,085
9/96           $12,619        $13,822
10/96          $12,932        $14,203
11/96          $13,409        $15,277
12/96          $13,480        $14,975
1/97           $14,155        $15,911
2/97           $14,089        $16,035
3/97           $13,566        $15,376
4/97           $13,661        $16,294
5/97           $14,678        $17,286
6/97           $15,221        $18,060
7/97           $15,663        $19,498
8/97           $14,942        $18,406
9/97           $15,951        $19,415
10/97          $15,278        $18,766
11/97          $16,038        $19,635
12/97          $17,000        $19,973
1/98           $16,806        $20,195
2/98           $17,658        $21,651
3/98           $18,952        $22,759
4/98           $18,607        $22,989
5/98           $17,863        $22,594
6/98           $18,403        $23,511
7/98           $18,089        $23,259
8/98           $15,358        $19,896
9/98           $15,997        $21,171
10/98          $16,561        $22,893
11/98          $16,983        $24,280
12/98          $17,980        $25,678
1/99           $17,957        $26,752
2/99           $17,250        $25,920
3/99           $17,764        $26,956
4/99           $19,200        $28,000



(*) Source: Standard and Poor's(R) Micropal.


Past performance is not predictive of future results.


26

Page
FRANKLIN NATURAL RESOURCES FUND




                                [PYRAMID GRAPHIC]




Your Fund's Goal: Franklin Natural Resources Fund seeks long-term capital appreciation by investing at least 65% of its total assets in securities of companies that own, produce, refine, process or market natural resources, as well as those that provide support services for natural resources companies.

This report of Franklin Natural Resources Fund covers the fiscal year ended April 30, 1999 -- a challenging period for investors in natural resources stocks. During the first half of the year, financial crises in Asia, Latin America and Russia led to lower demand for commodities in these regions. The resulting price decline contributed to poor profitability for natural resource companies worldwide, and major commodity indices traded near their 10-year lows. The second half of the period saw signs of an economic recovery in Asia which, along with interest rate cuts worldwide, bolstered investors' enthusiasm about the global economy and led to a partial recovery in commodity prices.



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 52 of this report.


                                                                              27

Page
PORTFOLIO BREAKDOWN
FRANKLIN NATURAL RESOURCES FUND
BASED ON TOTAL NET ASSETS
4/30/99


                                  [PIE CHART]



                    Energy Minerals                    35.7%
                    Industrial Services                21.4%
                    Non-Energy Minerals                14.5%
                    Process Industries                 14.4%
                    Utilities                           4.2%
                    Producer Manufacturing              2.1%
                    Cash & Equivalents                  7.7%

Within this environment, Franklin Natural Resources Fund-Class A delivered a -13.42% cumulative total return for the year ended April 30, 1999. The Financial Times/Standard & Poor's(R) (FT/S&P(R)) Energy and Basic Industries Index, the fund's benchmark, delivered a cumulative total return of 6.94% over the same period.(1) During the latter part of the reporting period, the fund's performance improved substantially, delivering a +16.53% cumulative total return for the six months ended April 30, 1999, while its benchmark returned 21.66% over the same period.(2)

The fund's performance was helped by the rise in value of some of our energy holdings such as Atlantic Richfield Co., Enron Corp., and Texaco Inc. Prices of oil stocks were boosted in March by OPEC's agreement to cut oil production, and by investors' expectations of higher profits resulting from merger and acquisition activity. Announced mergers in this sector included Exxon's acquisition of Mobil Oil, and British Petroleum's acquisition of Amoco and Atlantic Richfield Co. These mergers created two of the world's largest integrated oil and gas companies.

During the first six months of the reporting period, we increased our exposure to energy minerals due to improving industry fundamentals. We added several exploration and production




1. The FT/S&P Energy and Basic Industries Index includes various natural resources industries dealing with: construction and building materials, chemicals, mining, metals, minerals, precious metals and minerals, forestry and paper products, and fabricated metal products industries as well as oil internationals, crude producers, petroleum products and refineries, non-oil energy sources, and energy equipment and services industries. It includes reinvested dividends. One cannot invest directly in an index, nor is the index representative of the fund's portfolio.

2. Source: Standard & Poor's Micropal.


28

Page
companies that we believe will benefit from higher natural gas prices, and maintained our positions in quality companies such as Barrett Resources Corp. and Newfield Exploration Co. We also added to our holdings in the industrial services industry. Our buying in this area ranged across the board and was not focused on any one particular stock. For example, we added Weatherford International Inc. and Cal Dive International Inc. to the portfolio, and maintained our position in another oilfield service company, Transocean Offshore Inc. Weatherford International Inc. supplies a wide range of products to the drilling industry. Cal Dive International Inc. provides sub-sea construction, services, and maintenance in the Gulf of Mexico, and Transocean Offshore Inc. is a leader in the worldwide market for deepwater offshore drilling.

The fund's underperformance relative to its benchmark index during the fiscal year was partially due to its overweighted position in the steel and the gold and precious metals sectors, which underperformed other natural resource sectors such as energy. It was also hindered by its relatively small position in the chemical and the paper and forest product sectors. Due to excess capacity issues, we remained underweighted in the chemicals sector. However, at the end of the period we were looking for a re-entry




GEOGRAPHIC DISTRIBUTION
FRANKLIN NATURAL RESOURCES FUND
BASED ON TOTAL NET ASSETS
4/30/99

                                  [BAR CHART]

United States                         74.5%

Canada                                 5.3%

Europe                                 4.5%

Africa                                 2.9%

Asia                                   2.9%

Latin America                          2.2%

Cash & Equivalents                     7.7%


                                                                              29

Page
TOP 10 HOLDINGS
FRANKLIN NATURAL RESOURCES FUND
4/30/99

COMPANY,                                 % OF TOTAL
INDUSTRY, COUNTRY                        NET ASSETS
---------------------------------------------------
Atlantic Richfield Co.
Energy Minerals, U.S.                       3.4%

Barrett Resources Corp.
Energy Minerals, U.S.                       3.4%

Texaco Inc.
Energy Minerals, U.S.                       2.9%

De Beers Consolidated
Mines AG, ADR
Non-Energy Minerals,
South Africa                                2.9%

Newfield Exploration Co.
Energy Minerals, U.S.                       2.9%

Mobil Corp.
Energy Minerals, U.S.                       2.7%

Weatherford International Inc.
Producer Manufacturing, U.S.                2.7%

Royal Dutch Petroleum Co.,
N.Y. shs.
Energy Minerals,
Netherlands                                 2.5%

Enron Oil & Gas Co.
Energy Minerals, U.S.                       2.3%

Enron Corp.
Utilities, U.S.                             2.3%

into the paper and forest products sector because many companies in this sector have introduced voluntary supply constraints. We believe this should improve their prospects, particularly if an economic recovery in Asia spurs demand.

Looking forward, we are optimistic about future prospects for Franklin Natural Resources Fund. In our opinion, the downward trend in commodity prices probably has bottomed out, and prices should rise in the future. However, we do not purchase securities based solely on the assumption that commodity prices will rise. Investments in the fund's portfolio tend to have strong market positions, superior management, healthy balance sheets, and visible earnings growth. We believe long-term prospects are improving for companies in the natural resources sector and that the fund is well-positioned with investments in companies having superior management, relatively low costs, and capability to add value throughout commodity-price cycles. It is important to remember, however, that investing in the fund involves the special risks of a non-diversified, sector fund, as well as the currency volatility and political, economic or regulatory uncertainty associated with foreign, and especially developing market, investing.




30

Page
This discussion reflects our views, opinions and portfolio holdings as of April 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

We thank you for your participation in Franklin Natural Resources Fund and look forward to serving you in the future. Please feel free to contact us with your questions or comments.

Sincerely,


/s/ Michael R. Ward
-----------------------------------
    Michael R. Ward
    Portfolio Manager
    Franklin Natural Resources Fund



MICHAEL WARD

Michael Ward is a portfolio manager of Franklin Natural Resources Fund and Franklin Valuemark Natural Resources Fund.

Mr. Ward joined Franklin Templeton in 1992 and worked as an equity analyst for Templeton Global Investors, Inc. for three years.

Mr. Ward received a bachelor of science degree in engineering from Kansas State University. He is a Chartered Financial Analyst (CFA) level III candidate.




                                                                              31

Page
FRANKLIN NATURAL
RESOURCES FUND



CLASS A (formerly Class I):

Subject to the current, maximum 5.75% initial sales charge. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

ADVISOR CLASS:

No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.



PERFORMANCE SUMMARY AS OF 4/30/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of each class' operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (5/1/98-4/30/99)

  CLASS A                                 CHANGE           4/30/99    4/30/98
-----------------------------------------------------------------------------
  Net Asset Value                         -$2.21            $13.25     $15.46

                                      DISTRIBUTIONS
                                      ---------------------------------------
  Dividend Income                        $0.1173

  ADVISOR CLASS                           CHANGE           4/30/99    4/30/98
-----------------------------------------------------------------------------
  Net Asset Value                         -$1.85            $13.63     $15.48


                                      DISTRIBUTIONS
                                      ---------------------------------------
  Dividend Income                        $0.1918


Past performance is not predictive of future results.


32

Page
PERFORMANCE

                                                                 INCEPTION
  CLASS A                                 1-YEAR     3-YEAR       (6/5/95)
--------------------------------------------------------------------------
  Cumulative Total Return(1)              -13.42%    +12.20%       +49.63%
  Average Annual Total Return(2)          -18.38%     +1.89%        +9.20%
  Value of $10,000 Investment(3)          $8,162    $10,576       $14,103

                                          4/30/97    4/30/98      4/30/99
-------------------------------------------------------------------------
  One-Year Total Return(4)                +10.23%    +17.57%      -13.42%

                                                                  INCEPTION
  ADVISOR CLASS(5)                        1-YEAR     3-YEAR       (6/5/95)
--------------------------------------------------------------------------
  Cumulative Total Return(1)              -10.48%    +16.55%       +55.43%
  Average Annual Total Return(2)          -10.48%     +5.24%       +11.96%
  Value of $10,000 Investment(3)          $8,952    $11,655       $15,543

                                          4/30/97    4/30/98       4/30/99
--------------------------------------------------------------------------
  One-Year Total Return(4)                +10.23%    +18.11%       -10.48%




Past performance is not predictive of future results.



1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the specified dates and does not include sales charges.

5. On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +1.48% and +0.63%, respectively.



Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


                                                                              33

Page
FRANKLIN NATURAL
RESOURCES FUND




  AVERAGE ANNUAL TOTAL RETURN
  4/30/99

  CLASS A
-------------------------------------
  1-Year                      -18.38%

  3-Year                       +1.89%

  Since Inception (6/5/95)     +9.20%




TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

The unmanaged index differs from the fund in composition, does not pay management fees or expenses and includes reinvested dividends. One cannot invest directly in an index. Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees, and reinvested distributions.

The following chart shows in graph format the cumulative total return of a $10,000 investment in the Fund -- Class A, June 5, 1995 (inception) as of April 30, 1999.

        TOTAL RETURN INDEX COMPARISON
        FRANKLIN NATURAL RESOURCES FUND - CLASS A
        $10,000 INVESTMENT (6/5/95 - 4/30/99)

                                  [LINE GRAPH]


      DATE           FRANKLIN NATURAL      S&P 500 INDEX      FT S&P AW ENERGY       S&P 500 $T      FT S&P AW
                     RESOURCES FUND -                        & BASIC INDUSTRIES                    Energy & Bas.
                         CLASS A                                                                     Inds. $T
     6/5/95              $ 9,425              $10,000            $10,000
     6/30/95             $ 9,538              $10,193            $ 9,824               1.93%         -1.76%
     7/31/95             $ 9,727              $10,531            $10,302               3.32%          4.87%
     8/31/95             $ 9,764              $10,558            $ 9,997               0.25%         -2.96%
     9/30/95             $ 9,698              $11,003            $10,107               4.22%          1.10%
    10/31/95             $ 9,321              $10,964            $ 9,896              -0.36%         -2.09%
    11/30/95             $ 9,783              $11,445            $10,242               4.39%          3.49%
    12/31/95             $10,436              $11,666            $10,624               1.93%          3.73%
     1/31/96             $10,943              $12,062            $10,821               3.40%          1.86%
     2/29/96             $11,048              $12,175            $10,895               0.93%          0.68%
     3/31/96             $11,737              $12,292            $11,348               0.96%          4.16%
     4/30/96             $12,569              $12,472            $11,653               1.47%          2.69%
     5/31/96             $12,798              $12,794            $11,604               2.58%         -0.42%
     6/30/96             $12,796              $12,843            $11,571               0.38%         -0.29%
     7/31/96             $11,952              $12,275            $11,184              -4.42%         -3.34%
     8/31/96             $12,719              $12,534            $11,394               2.11%          1.88%
     9/30/96             $13,170              $13,240            $11,745               5.63%          3.08%
    10/31/96             $13,678              $13,605            $11,994               2.76%          2.12%
    11/30/96             $14,493              $14,634            $12,421               7.56%          3.56%
    12/31/96             $14,574              $14,344            $12,359              -1.98%         -0.50%
     1/31/97             $14,968              $15,240            $12,424               6.25%          0.52%
     2/28/97             $14,416              $15,359            $12,328               0.78%         -0.77%
     3/31/97             $13,796              $14,728            $12,501              -4.11%          1.40%
     4/30/97             $13,855              $15,607            $12,502               5.97%          0.01%
     5/31/97             $15,076              $16,558            $13,226               6.09%          5.79%
     6/30/97             $15,231              $17,299            $13,691               4.48%          3.52%
     7/31/97             $15,716              $18,677            $14,183               7.96%          3.59%
     8/31/97             $16,290              $17,631            $13,526              -5.60%         -4.63%
     9/30/97             $17,497              $18,597            $14,097               5.48%          4.22%
    10/31/97             $16,904              $17,976            $13,255              -3.34%         -5.97%
    11/30/97             $15,182              $18,808            $12,777               4.63%         -3.61%
    12/31/97             $15,108              $19,131            $12,538               1.72%         -1.87%
     1/31/98             $14,192              $19,344            $12,521               1.11%         -0.13%
     2/28/98             $14,950              $20,738            $13,235               7.21%          5.70%
     3/31/98             $15,688              $21,800            $13,794               5.12%          4.22%
     4/30/98             $16,289              $22,020            $14,165               1.01%          2.69%
     5/31/98             $14,993              $21,642            $13,864              -1.72%         -2.12%
     6/30/98             $14,073              $22,520            $13,480               4.06%         -2.77%
     7/31/98             $12,484              $22,279            $12,686              -1.07%         -5.89%
     8/31/98             $ 9,527              $19,058            $10,957              -14.46%       -13.63%
     9/30/98             $11,318              $20,279            $11,842               6.41%          8.07%
    10/31/98             $12,102              $21,928            $12,449               8.13%          5.13%
    11/30/98             $11,201              $23,257            $12,637               6.06%          1.51%
    12/31/98             $11,176              $24,597            $12,519               5.76%         -0.93%
     1/31/99             $10,633              $25,625            $11,900               4.18%         -4.95%
     2/28/99             $10,313              $24,828            $11,928              -3.11%          0.24%
     3/31/99             $11,878              $25,821            $13,240               4.00%         11.00%
     4/30/99             $14,103              $26,820            $15,144               3.87%         14.38%


Past performance is not predictive of future results.


34

Page
        TOTAL RETURN INDEX COMPARISON
        FRANKLIN NATURAL RESOURCES FUND - ADVISOR CLASS(**)
        $10,000 INVESTMENT (6/5/95 - 4/30/99)

                                  [LINE GRAPH]

      DATE          FRANKLIN NATURAL RESOURCES   S&P 500 INDEX   FT S&P AW ENERGY &        S&P 500 $T       FT S&P AW Energy &
                       FUND - ADVISOR CLASS                       BASIC INDUSTRIES                             Bas. Inds. $T
      6/5/95                 $10,000                $10,000            $10,000
     6/30/95                 $10,120                $10,193            $ 9,824                1.93%               -1.76%
     7/31/95                 $10,320                $10,531            $10,302                3.32%                4.87%
     8/31/95                 $10,360                $10,558            $ 9,997                0.25%               -2.96%
     9/30/95                 $10,290                $11,003            $10,107                4.22%                1.10%
    10/31/95                 $ 9,890                $10,964            $ 9,896               -0.36%               -2.09%
    11/30/95                 $10,380                $11,445            $10,242                4.39%                3.49%
    12/31/95                 $11,072                $11,666            $10,624                1.93%                3.73%
     1/31/96                 $11,610                $12,062            $10,821                3.40%                1.86%
     2/29/96                 $11,722                $12,175            $10,895                0.93%                0.68%
     3/31/96                 $12,453                $12,292            $11,348                0.96%                4.16%
     4/30/96                 $13,336                $12,472            $11,653                1.47%                2.69%
     5/31/96                 $13,579                $12,794            $11,604                2.58%               -0.42%
     6/30/96                 $13,576                $12,843            $11,571                0.38%               -0.29%
     7/31/96                 $12,681                $12,275            $11,184               -4.42%               -3.34%
     8/31/96                 $13,495                $12,534            $11,394                2.11%                1.88%
     9/30/96                 $13,973                $13,240            $11,745                5.63%                3.08%
    10/31/96                 $14,513                $13,605            $11,994                2.76%                2.12%
    11/30/96                 $15,378                $14,634            $12,421                7.56%                3.56%
    12/31/96                 $15,463                $14,344            $12,359               -1.98%               -0.50%
     1/31/97                 $15,870                $15,240            $12,424                6.25%                0.52%
     2/28/97                 $15,285                $15,359            $12,328                0.78%               -0.77%
     3/31/97                 $14,637                $14,728            $12,501               -4.11%                1.40%
     4/30/97                 $14,700                $15,607            $12,502                5.97%                0.01%
     5/31/97                 $16,006                $16,558            $13,226                6.09%                5.79%
     6/30/97                 $16,163                $17,299            $13,691                4.48%                3.52%
     7/31/97                 $16,689                $18,677            $14,183                7.96%                3.59%
     8/31/97                 $17,320                $17,631            $13,526               -5.60%               -4.63%
     9/30/97                 $18,592                $18,597            $14,097                5.48%                4.22%
    10/31/97                 $17,972                $17,976            $13,255               -3.34%               -5.97%
    11/30/97                 $16,153                $18,808            $12,777                4.63%               -3.61%
    12/31/97                 $16,061                $19,131            $12,538                1.72%               -1.87%
     1/31/98                 $15,096                $19,344            $12,521                1.11%               -0.13%
     2/28/98                 $15,915                $20,738            $13,235                7.21%                5.70%
     3/31/98                 $16,722                $21,800            $13,794                5.12%                4.22%
     4/30/98                 $17,362                $22,020            $14,165                1.01%                2.69%
     5/31/98                 $15,982                $21,642            $13,864               -1.72%               -2.12%
     6/30/98                 $15,014                $22,520            $13,480                4.06%               -2.77%
     7/31/98                 $13,327                $22,279            $12,686               -1.07%               -5.89%
     8/31/98                 $10,179                $19,058            $10,957              -14.46%              -13.63%
     9/30/98                 $12,081                $20,279            $11,842                6.41%                8.07%
    10/31/98                 $12,931                $21,928            $12,449                8.13%                5.13%
    11/30/98                 $11,980                $23,257            $12,637                6.06%                1.51%
    12/31/98                 $11,951                $24,597            $12,519                5.76%               -0.93%
     1/31/99                 $11,369                $25,625            $11,900                4.18%               -4.95%
     2/28/99                 $11,039                $24,828            $11,928               -3.11%                0.24%
     3/31/99                 $12,726                $25,821            $13,240                4.00%               11.00%
     4/30/99                 $15,543                $26,820            $15,144                3.87%               14.38%



AVERAGE ANNUAL TOTAL RETURN
4/30/99

ADVISOR CLASS(**)
1-Year                       -10.48%

3-Year                        +5.24%

Since Inception (6/5/95)     +11.96%

* Source: Standard and Poor's(R) Micropal. We are replacing the S&P 500 Index with the Financial Times (FT)/S&P 500 Energy & Basic Industries Index as the fund's benchmark because we believe its composition provides a more appropriate comparison to the fund's current and past portfolio. The FT/S&P Energy and Basic Industries Index includes various natural resources industries dealing with: construction and building materials, chemicals, mining, metals, minerals, precious metals and minerals, forestry and paper products, and fabricated metal products industries as well as oil internationals, crude producers, petroleum products and refineries, non-oil energy sources, and energy equipment and services industries. The S&P 500 Index, which may be excluded from next year's report, measures the performance of 500 domestic stocks. The indices include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the fund's portfolio.

** On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect Class A performance, excluding the effect of the Class A sales charge, but including the effect of Rule 12b-1 fees and other Class A expenses; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable to that class.

Past performance is not predictive of future results.


                                                                              35

Page
FRANKLIN STRATEGIC SERIES

Financial Highlights

FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

                                                                YEAR ENDED APRIL 30,
                                                             -------------------------
                                                               1999            1998(1)
                                                             -------         ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................     $ 26.89         $ 25.00
                                                             -------         -------
Income from investment operations:
 Net investment loss ...................................        (.10)           (.05)
 Net realized and unrealized gains (losses) ............       (2.96)           1.99
                                                             -------         -------
Total from investment operations .......................       (3.06)           1.94
                                                             -------         -------
Less distributions from net realized gains .............        (.42)           (.05)
                                                             -------         -------
Net asset value, end of year ...........................     $ 23.41         $ 26.89
                                                             =======         =======
Total return(*) ........................................      (11.46%)          7.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................     $69,450         $73,546
Ratios to average net assets:
 Expenses ..............................................        1.52%           1.50%(2)
 Expenses excluding waiver and payments by affiliate ...        1.52%           1.61%(2)
 Net investment loss ...................................        (.40%)          (.44%)(2)
Portfolio turnover rate ................................       97.62%          75.50%



(*) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1) For the period September 15, 1997 (effective date) to April 30, 1998.

(2) Annualized


                       See notes to financial statements.


36

Page
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999

                                                          SHARES/
   FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                  RIGHTS         VALUE
--------------------------------------------------------------------------------
   COMMON STOCKS AND RIGHTS 92.5%
(a)BIOTECHNOLOGY 65.1%
   Affymetrix Inc. ...............................         35,000    $ 1,430,625
   Amgen Inc. ....................................         70,600      4,337,488
   Biogen Inc. ...................................         15,000      1,425,938
   Centocor Inc. .................................         60,000      2,662,500
   Chiron Corp. ..................................        125,000      2,515,625
   COR Therapeutics Inc. .........................        175,000      2,045,313
   CuraGen Corp. .................................        151,000        906,000
   GelTex Pharmaceuticals Inc. ...................         70,000      1,198,750
   Genentech Inc. ................................         30,000      2,538,750
   Genzyme Corp. .................................         50,000      1,887,500
   Gilead Sciences Inc. ..........................         48,000      2,211,000
   IDEC Pharmaceuticals Corp. ....................         50,000      2,537,500
   ImClone Systems Inc. ..........................        110,000      1,986,875
   Immunex Corp. .................................         10,000        955,000
   LifeCell Corp. ................................        237,500      1,009,375
   Ligand Pharmaceuticals Inc., B ................        250,000      2,468,750
   Medimmune Inc. ................................         35,000      1,929,375
   QLT PhotoTherapeutics Inc. ....................         25,000      1,142,188
   Sepracor Inc. .................................         17,000      1,436,500
   Synaptic Pharmaceutical Corp. .................         75,000        421,875
   Texas Biotechnology Corp. .....................        350,000      1,400,000
   Transgene SA, ADR (France) ....................        100,000      1,237,500
   Triangle Pharmaceuticals Inc. .................        150,000      2,175,000
   US Bioscience .................................         60,000        645,000
   Vertex Pharmaceuticals Inc. ...................         65,000      1,373,125
   Vical Inc. ....................................        117,500      1,336,563
                                                                     -----------
                                                                      45,214,115
                                                                     -----------
(a)MEDICAL SPECIALTIES 17.1%
   Anesta Corp. ..................................         50,600        708,400
   Aradigm Corp. .................................        116,600        706,888
   Heska Corp. ...................................        210,000        813,750
   Inhale Therapeutic Systems Inc. ...............        100,000      2,875,000
   Invitrogen Corp. ..............................         38,000        681,625
   Molecular Devices Corp. .......................         82,500      1,980,000
   Serologicals Corp. ............................        150,000      1,125,000
   SYNSORB Biotech Inc. (Canada) .................        278,000        391,334
   Zonagen Inc. ..................................        112,500      2,573,434
                                                                     -----------
                                                                      11,855,431
                                                                     -----------
(a)OTHER PHARMACEUTICALS 8.7%
   Abgenix Inc. ..................................         50,000        731,250
   Algos Pharmaceutical Corp. ....................         52,500      1,529,063
   Aviron ........................................        110,000      2,076,250
   CollaGenex Pharmaceuticals Inc. ...............         25,000        215,625
   Medicis Pharmaceutical Corp., A ...............         35,000        850,938
   Nastech Pharmaceutical Co. Inc. ...............         50,000        132,815


                                                                              37

Page
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

                                                                                                          SHARES/
     FRANKLIN BIOTECHNOLOGY DISCOVERY FUND                                                                RIGHTS            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND RIGHTS (cont.)
  (a)OTHER PHARMACEUTICALS (cont.)
     SkyePharma PLC, ADR (United Kingdom) ..........................................................          53,190    $   538,550
     SkyePharma PLC, rts., 3/31/00 (United Kingdom) ................................................         182,300           --
                                                                                                                        ------------
                                                                                                                          6,074,491
                                                                                                                        ------------
     PRECISION INSTRUMENTS 1.6%
     PE Corp. PE Biosystems Group ..................................................................          10,000      1,081,250
                                                                                                                        ------------
     TOTAL LONG TERM INVESTMENTS (Cost $67,620,572) ................................................                     64,225,287
                                                                                                                        ------------

                                                                                                          PRINCIPAL
                                                                                                           AMOUNT
                                                                                                        ------------
  (b)REPURCHASE AGREEMENT 4.3%
     Joint Repurchase Agreement, 4.862%, 5/03/99 (Maturity Value $2,958,065) (COST $2,956,867) .....    $  2,956,867      2,956,867
      Barclays Capital Inc. (Maturity Value $305,479)
      Bear, Stearns & Co. Inc. (Maturity Value $166,630)
      Chase Securities Inc. (Maturity Value $305,479)
      CIBC Oppenheimer Corp. (Maturity Value $305,479)
      Deutsche Bank Securities Inc. (Maturity Value $42,124)
      Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $305,479)
      Dresdner Kleinwort Benson, North America LLC (Maturity Value $305,479)
      Lehman Brothers Inc. (Maturity Value $305,479)
      Paine Webber Inc. (Maturity Value $305,479)
      Paribas Corp. (Maturity Value $305,479)
      UBS Securities LLC (Maturity Value $305,479)
       Collateralized by U.S. Treasury Bills & Notes
                                                                                                                        ------------
     TOTAL INVESTMENTS (COST $70,577,439) 96.8% ....................................................                     67,182,154
     SECURITIES SOLD SHORT (4.2%) ..................................................................                     (2,883,750)
     OTHER ASSETS, LESS LIABILITIES 7.4% ...........................................................                      5,151,441
                                                                                                                        ------------
      NET ASSETS 100.0% ............................................................................                    $69,449,845
                                                                                                                       =============

(a,c)SECURITIES SOLD SHORT
     ISSUER                                                                                                 SHARES         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     BioChem Pharma Inc. ...........................................................................          25,000    $   518,750
     ICOS Corp. ....................................................................................          40,000      1,590,000
     Transkaryotic Therapies Inc. ..................................................................          25,000        775,000
                                                                                                                        ------------
     TOTAL (PROCEEDS $2,967,401) ...................................................................                    $ 2,883,750
                                                                                                                        ============

(a) Non-income producing.
(b) See Note 1(c) regarding joint repurchase agreement.
(c) See Note 1(d) regarding securities sold short.

                       See notes to financial statements.


38

Page
FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

FRANKLIN GLOBAL HEALTH CARE FUND

                                                                                          CLASS A
                                                           -------------------------------------------------------------------
                                                                                   YEAR ENDED APRIL 30,
                                                           -------------------------------------------------------------------
                                                              1999          1998           1997           1996          1995
                                                           -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................    $  19.28      $   16.11      $   19.34      $   11.45      $  10.43
                                                           -------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) .........................        (.16)          (.14)          (.06)           .11           .08
 Net realized and unrealized gains (losses) ...........       (5.23)          4.58          (2.75)          8.96          1.56
                                                           -------------------------------------------------------------------
Total from investment operations ......................       (5.39)          4.44          (2.81)          9.07          1.64
                                                           -------------------------------------------------------------------
Less distributions from:
 Net investment income ................................        --             (.09)          (.04)          (.13)         (.06)
 Net realized gains ...................................        (.01)         (1.18)          (.38)         (1.05)         (.56)
                                                           -------------------------------------------------------------------
Total distributions ...................................        (.01)         (1.27)          (.42)         (1.18)         (.62)
                                                           -------------------------------------------------------------------
Net asset value, end of year ..........................    $  13.88      $   19.28      $   16.11      $   19.34      $  11.45
                                                           ===================================================================
Total return(*) .......................................      (27.95%)        28.22%        (14.71%)        82.78%        16.33%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................    $ 74,252      $ 176,545      $ 150,653      $ 108,914      $ 12,906
Ratios to average net assets:
 Expenses .............................................        1.34%          1.15%          1.14%           .73%          .25%
 Expenses excluding waiver and payments by affiliate...        1.34%          1.15%          1.14%          1.16%         1.37%
 Net investment income (loss) .........................        (.72%)         (.67%)         (.39%)          .50%          .80%
Portfolio turnover rate ...............................       66.54%         66.84%         73.17%         54.78%        93.79%

(*) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                                                                              39

Page
FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN GLOBAL HEALTH CARE FUND (CONT.)

                                                                                                      CLASS B
                                                                                                  ----------------
                                                                                                     YEAR ENDED
                                                                                                  APRIL 30, 1999(1)
                                                                                                  ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................................................      $ 16.97
                                                                                                  ----------------
Income from investment operations:
 Net investment loss .........................................................................         (.03)
 Net realized and unrealized losses ..........................................................        (3.10)
                                                                                                  ----------------
Total from investment operations .............................................................        (3.13)
                                                                                                  ----------------
Net asset value, end of period ...............................................................      $ 13.84
                                                                                                  ================
Total return(*)...............................................................................       (18.44%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................................................      $   208
Ratios to average net assets:
 Expenses ....................................................................................         1.84%(2)
 Net investment loss .........................................................................        (1.22%)(2)
Portfolio turnover rate ......................................................................        66.54%

(*) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(1) For the period January 1, 1999 (effective date) to April 30, 1999.

(2) Annualized


40

Page
FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN GLOBAL HEALTH CARE FUND (CONT.)

                                                                               CLASS C
                                                           ---------------------------------------------
                                                                        YEAR ENDED APRIL 30,
                                                           ---------------------------------------------
                                                              1999            1998            1997(1)
                                                           ---------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................    $    19.17      $    16.07      $    17.37
                                                           ---------------------------------------------
Income from investment operations:
 Net investment loss ..................................          (.29)           (.20)           (.07)
 Net realized and unrealized gains (losses) ...........         (5.16)           4.48            (.85)
                                                           ---------------------------------------------
Total from investment operations ......................         (5.45)           4.28            (.92)
                                                           ---------------------------------------------
Less distributions from net realized gains ............          (.01)          (1.18)           (.38)
                                                           ---------------------------------------------
Net asset value, end of year ..........................    $    13.71      $    19.17      $    16.07
                                                           =============================================

Total return(*) .......................................        (28.42%)         27.22%          (5.47%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................    $   13,747      $   25,321      $   10,099
Ratios to average net assets:
 Expenses .............................................          2.07%           1.90%           1.92%(2)
 Net investment loss ..................................         (1.45%)         (1.44%)         (1.29%)(2)
Portfolio turnover rate ...............................         66.54%          66.84%          73.17%

(*) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1) For the period September 3, 1996 (effective date) to April 30, 1997.

(2) Annualized


                      See notes to financial statements.


                                                                              41

Page
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999

                                                                                                 SHARES/
    FRANKLIN GLOBAL HEALTH CARE FUND                                           COUNTRY           RIGHTS             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS 94.5%
(a) BIOTECHNOLOGY 9.2%
    Amgen Inc. ......................................................       United States         40,000        $ 2,457,500
    Ligand Pharmaceuticals Inc., B ..................................       United States        235,000          2,320,625
    Noven Pharmaceuticals Inc. ......................................       United States        113,800            597,450
    Vertex Pharmaceuticals Inc. .....................................       United States        130,000          2,746,250
                                                                                                                ------------
                                                                                                                  8,121,825
                                                                                                                ------------
(a) GENERIC DRUGS 1.1%
    Watson Pharmaceuticals Inc. .....................................       United States         25,000          1,012,500
                                                                                                                ------------
(a) HOSPITAL/NURSING MANAGEMENt 3.7%
    Beverly Enterprises Inc. ........................................       United States        210,000          1,365,000
    HCR Manor Care Inc. .............................................       United States         40,000          1,110,000
    Health Management Associates Inc., A ............................       United States         50,000            781,250
                                                                                                                ------------
                                                                                                                  3,256,250
                                                                                                                ------------
    MAJOR PHARMACEUTICALS 35.1%
    American Home Products Corp. ....................................       United States         75,000          4,575,000
    AstraZenica PLC, ADR ............................................       United Kingdom        40,000          1,570,000
    Baxter International Inc. .......................................       United States         55,000          3,465,000
    Bristol-Myers Squibb Co. ........................................       United States         45,000          2,860,313
    Merck & Co. Inc. ................................................       United States         24,000          1,686,000
    Novartis AG .....................................................       Switzerland            1,200          1,760,000
    Pfizer Inc. .....................................................       United States         28,000          3,221,750
    Pharmacia & Upjohn Inc. .........................................       United States         80,000          4,480,000
    Roche Holding AG ................................................       Switzerland              100          1,178,325
    Schering-Plough Corp. ...........................................       United States         65,000          3,140,313
    SmithKline Beecham PLC, ADR .....................................       United Kingdom        20,000          1,313,750
    Warner-Lambert Co. ..............................................       United States         25,000          1,698,438
                                                                                                                ------------
                                                                                                                 30,948,889
                                                                                                                ------------
(a) MANAGED HEALTH CARE 2.4%
    Wellpoint Health Networks Inc. ..................................       United States         30,000          2,107,500
                                                                                                                ------------
    MEDICAL/DENTAL DISTRIBUTORS 4.5%
    Cardinal Health Inc. ............................................       United States         37,500          2,242,969
    McKesson HBOC Inc. ..............................................       United States         49,750          1,741,250
                                                                                                                ------------
                                                                                                                  3,984,219
                                                                                                                ------------
    MEDICAL ELECTRONICS 4.6%
    Medtronic Inc. ..................................................       United States         25,000          1,798,438
(a) OrthoLogic Corp. ................................................       United States        494,300          1,482,900
(a) Somnus Medical Technologies Inc. ................................       United States        252,000            740,250
                                                                                                                ------------
                                                                                                                  4,021,588
                                                                                                                ------------
(a) MEDICAL/NURSING SERVICES 4.1%
    Renal Care Group Inc. ...........................................       United States        125,000          2,609,375
    Total Renal Care Holdings Inc. ..................................       United States         75,200          1,043,400
                                                                                                                ------------
                                                                                                                  3,652,775
                                                                                                                ------------


42

Page
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

                                                                                                              SHARES/
    FRANKLIN GLOBAL HEALTH CARE FUND                                                       COUNTRY            RIGHTS       VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS (CONT.)
    MEDICAL SPECIALTIES 21.9%
    Bausch & Lomb Inc. ................................................................  United States          40,000  $ 3,000,000
    Becton, Dickinson & Co. ...........................................................  United States          25,000      929,688
(a) CIMA Labs Inc. ....................................................................  United States         432,500    1,162,340
    Cochlear Ltd. .....................................................................  Australia             225,000    1,737,239
(a) Cooper Cos. Inc. ..................................................................  United States         120,300    1,894,725
(a) Guidant Corp. .....................................................................  United States          20,000    1,073,750
(a) Inhale Therapeutic Systems Inc. ...................................................  United States         100,000    2,875,000
    Mentor Corp. ......................................................................  United States          71,600    1,038,200
(a) Molecular Devices Corp. ...........................................................  United States         101,300    2,431,200
(a) Serologicals Corp. ................................................................  United States         273,650    2,052,375
(a) Zonagen Inc. ......................................................................  United States          50,000    1,143,750
                                                                                                                        ------------
                                                                                                                         19,338,267
                                                                                                                        ------------
(a) OTHER PHARMACEUTICALS .4%
    SkyePharma PLC, ADR ...............................................................  United Kingdom         36,551      370,079
    SkyePharma PLC, rts., 3/31/00 .....................................................  United Kingdom        344,500         --
                                                                                                                        -----------
                                                                                                                            370,079
                                                                                                                        -----------
    SERVICES TO THE HEALTH INDUSTRY 7.5%
(a) MedQuist Inc. .....................................................................  United States          36,000    1,233,000
    Omnicare Inc. .....................................................................  United States         125,000    3,007,813
(a) Pharmaceutical Product Development Inc. ...........................................  United States          80,000    2,330,000
                                                                                                                        ------------
                                                                                                                          6,570,813
                                                                                                                        ------------
    TOTAL LONG TERM INVESTMENTS (COST $92,395,797) ....................................                                  83,384,705
                                                                                                                        ------------

                                                                                           PRINCIPAL
                                                                                            AMOUNT
                                                                                         -------------
(b) REPURCHASE AGREEMENT 4.7%
    Joint Repurchase Agreement, 4.862%, 5/03/99 (Maturity Value $4,101,279)
       (Cost $4,099,618) ..............................................................  United States     $ 4,099,618    4,099,618
     Barclays Capital Inc. (Maturity Value $423,538)
     Bear, Stearns & Co. Inc. (Maturity Value $231,020) Chase Securities Inc.
     (Maturity Value $423,538) CIBC Oppenheimer Corp. (Maturity Value $423,538)
     Deutsche Bank Securities Inc. (Maturity Value $58,417)
     Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $423,538)
     Dresdner Kleinwort Benson, North America LLC (Maturity Value $423,538)
     Lehman Brothers Inc. (Maturity Value $423,538)
     Paine Webber Inc. (Maturity Value $423,538)
     Paribas Corp. (Maturity Value $423,538)
     UBS Securities LLC (Maturity Value $423,538)
      Collateralized by U.S. Treasury Bills & Notes
                                                                                                                        ------------
    TOTAL INVESTMENTS (COST $96,495,415) 99.2% ........................................                                  87,484,323
    OTHER ASSETS, LESS LIABILITIES .8% ................................................                                     722,483
                                                                                                                        ------------
    NET ASSETS 100.0% .................................................................                                 $88,206,806
                                                                                                                        ------------


(a) Non-income producing.

(b) See Note 1(c) regarding joint repurchase agreement.

                      See notes to financial statements.


                                                                              43

Page
FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS

FRANKLIN GLOBAL UTILITIES FUND

                                                                                       Class A
                                                    --------------------------------------------------------------------------------
                                                                                  Year Ended April 30,
                                                    --------------------------------------------------------------------------------
                                                       1999              1998             1997             1996            1995
                                                    --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)...
Net asset value, beginning of year .............    $     17.36      $     14.46      $     14.28      $     12.23      $     12.60
                                                    --------------------------------------------------------------------------------
Income from investment operations:
 Net investment income .........................            .27              .33              .42              .37              .42
 Net realized and unrealized gains (losses) ....            .31             4.69             1.35             2.39             (.07)
                                                    --------------------------------------------------------------------------------
Total from investment operations ...............            .58             5.02             1.77             2.76              .35
                                                    --------------------------------------------------------------------------------
Less distributions from:
 Net investment income .........................           (.19)            (.37)            (.38)            (.39)            (.36)
 Net realized gains ............................           (.78)           (1.75)           (1.21)            (.32)            (.36)
                                                    --------------------------------------------------------------------------------
Total distributions ............................           (.97)           (2.12)           (1.59)            (.71)            (.72)
                                                    --------------------------------------------------------------------------------
Net asset value, end of year ...................    $     16.97      $     17.36      $     14.46      $     14.28      $     12.23
                                                    --------------------------------------------------------------------------------

Total return(*) ................................           4.02%           37.02%           12.94%           23.27%            3.17%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ................    $   199,824      $   226,594      $   174,023      $   167,225      $   119,250
Ratios to average net assets:
 Expenses ......................................           1.05%            1.03%            1.00%            1.04%            1.12%
 Net investment income .........................           1.55%            2.02%            2.82%            2.85%            3.47%
Portfolio turnover rate ........................          68.50%           45.51%           47.55%           50.51%           16.65%


(*) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


44

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FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN GLOBAL UTILITIES FUND (CONT.)

                                                                                                    CLASS B
                                                                                                 --------------
                                                                                                   YEAR ENDED
                                                                                                 APRIL 30, 1999(1)
                                                                                                 --------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................................................              $15.84
                                                                                                 --------------
Income from investment operations:
 Net investment income ...............................................................                 .02
 Net realized and unrealized gains ...................................................                1.06
                                                                                                 --------------
Total from investment operations .....................................................                1.08
                                                                                                 --------------
Net asset value, end of period .......................................................              $16.92
                                                                                                 --------------

Total return(*) ......................................................................                6.82%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ....................................................              $   79
Ratios to average net assets:
 Expenses ............................................................................                1.80%(2)
 Net investment income ...............................................................                 .83%(2)
Portfolio turnover rate ..............................................................               68.50%

(*) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(1) For the period January 1, 1999 (effective date) to April 30, 1999.

(2) Annualized


                                                                              45

Page
FRANKLIN STRATEGIC SERIES
FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN GLOBAL UTILITIES FUND (CONT.)

                                                                                    CLASS C
                                                           -----------------------------------------------------------
                                                                              YEAR ENDED APRIL 30,
                                                           -----------------------------------------------------------
                                                              1999            1998            1997            1996
                                                           -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................    $    17.25      $    14.37      $    14.24      $    12.23
                                                           -----------------------------------------------------------
Income from investment operations:
 Net investment income ................................           .14             .24             .32             .37
 Net realized and unrealized gains ....................           .32            4.66            1.33            2.32
                                                           -----------------------------------------------------------
Total from investment operations ......................           .46            4.90            1.65            2.69
                                                           -----------------------------------------------------------
Less distributions from:
 Net investment income ................................          (.08)           (.27)           (.31)           (.36)
 Net realized gains ...................................          (.78)          (1.75)          (1.21)           (.32)
                                                           -----------------------------------------------------------
Total distributions ...................................          (.86)          (2.02)          (1.52)           (.68)
                                                           -----------------------------------------------------------
Net asset value, end of year ..........................    $    16.85      $    17.25      $    14.37      $    14.24
                                                           -----------------------------------------------------------

Total return(*) .......................................          3.19%          36.21%          12.04%          22.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................    $   16,807      $   16,324      $    8,467      $    2,727
Ratios to average net assets:
 Expenses .............................................          1.80%           1.78%           1.77%           1.81%
 Net investment income ................................           .81%           1.29%           1.98%           2.10%
Portfolio turnover rate ...............................         68.50%          45.51%          47.55%          50.51%


(*) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

                       See notes to financial statements.


46

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FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999

 FRANKLIN GLOBAL UTILITIES FUND                                                   COUNTRY             SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS 93.0%
(a) 3Com Corp. ..........................................................      United States           50,000      $1,306,250
(a) AES Corp. ...........................................................      United States           45,000       2,250,000
(a) AirTouch Communications Inc. ........................................      United States           25,000       2,334,375
(a) Allegiance Telecom Inc. .............................................      United States           35,400       1,628,400
(a) Ascend Communications Inc. ..........................................      United States           20,100       1,942,163
    AT&T Corp. ..........................................................      United States           51,750       2,613,375
    Avista Corp. ........................................................      United States           47,000         705,000
    Beijing Datang Power Generation Co. Ltd. ............................      Hong Kong              509,000         152,691
    Bell Atlantic Corp. .................................................      United States           80,000       4,610,000
    BellSouth Corp. .....................................................      United States           24,000       1,074,000
    BSES Ltd., GDR, 144A ................................................      India                   21,400         209,185
    Cincinnati Bell Inc. ................................................      United States          100,000       2,262,500
(a) Cisco Systems Inc. ..................................................      United States            5,500         627,344
(a) Citizens Utilities Co., B ...........................................      United States          124,600       1,253,788
    CMS Energy Corp. ....................................................      United States           50,000       2,200,000
    Coastal Corp. .......................................................      United States           62,000       2,371,500
(a) Cogeneration Corp. of America .......................................      United States          260,500       2,930,625
(a) COLT Telecom Group PLC ..............................................      United Kingdom          65,000       1,219,208
    Companhia Paranaense de Energia-Copel, ADR ..........................      Brazil                  41,700         341,419
    Corning Inc. ........................................................      United States           44,500       2,547,625
    Duke Energy Corp. ...................................................      United States           70,701       3,959,256
    Edison International ................................................      United States          135,000       3,307,500
    Electricidade de Portugal SA ........................................      Portugal                76,000       1,431,201
    Endesa SA ...........................................................      Spain                  229,200       5,101,847
    Enron Corp. .........................................................      United States           80,000       6,020,000
    Entergy Corp. .......................................................      United States           77,000       2,406,250
(a) Equant NV, N.Y. shs. ................................................      Netherlands             74,500       6,649,125
    Ericsson (L.M.) Telecommunications, ADR .............................      Sweden                  55,000       1,485,000
(a) Estonia Telecom, GDR, 144A ..........................................      Estonia                 16,500         348,975
    EVN AG ..............................................................      Austria                  3,360         502,212
(a) FORE Systems Inc. ...................................................      United States           31,300       1,056,375
    Fortum Corp. ........................................................      Finland                410,700       2,172,510
    FPL Group Inc. ......................................................      United States           20,000       1,127,500
    Frontier Corp. ......................................................      United States          133,000       7,339,938
(a) Global TeleSystems Group Inc. .......................................      United States           80,000       5,290,000
(a) Globalstar Telecommunications .......................................      United States           57,000       1,147,125
    GTE Corp. ...........................................................      United States           84,000       5,622,750
    Hellenic Telecommunications Organization SA .........................      Greece                 145,138       3,375,851
    Hong Kong Electric Holdings Ltd. ....................................      Hong Kong              714,095       2,275,758
(a) ICG Communications Inc. .............................................      United States           92,000       2,029,750
(a) Intermedia Communications Inc. ......................................      United States            2,300          74,031
    Korea Electric Power Corp., ADR .....................................      South Korea            124,200       2,049,300
    Korea Telecom Corp. .................................................      South Korea            104,160       5,278,690
(a) MCI WorldCom Inc. ...................................................      United States           70,000       5,753,125
    MDU Resources Group Inc. ............................................      United States          100,000       2,131,250
(a) Millicom International Cellular SA ..................................      Luxembourg              60,000       2,070,000
    Montana Power Co. ...................................................      United States           48,000       3,579,000
    National Fuel Gas Co. ...............................................      United States           50,000       2,187,500


                                                                              47

Page
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

 FRANKLIN GLOBAL UTILITIES FUND                                           COUNTRY                   SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    New Century Energies Inc. ....................................      United States                 26,400      $    924,000
(a) Nextel Communications Inc. ...................................      United States                100,000         4,093,750
    Nippon Telegraph & Telephone Corp. ...........................      Japan                            110         1,198,006
    NiSource Inc. ................................................      United States                 40,800         1,132,200
    Northwestern Corp. ...........................................      United States                191,600         4,957,650
(a) Pacific Gateway Exchange Inc. ................................      United States                 90,000         3,600,000
    PECO Energy Co. ..............................................      United States                 12,400           588,225
    PG&E Corp. ...................................................      United States                 80,000         2,485,000
    Pinnacle West Capital Corp. ..................................      United States                 60,000         2,328,750
    Portugal Telecom SA ..........................................      Portugal                      90,000         3,756,268
    PowerGen PLC .................................................      United Kingdom               204,626         2,238,663
(a) PrimaCom AG ..................................................      Germany                       15,200           619,115
(a) Primus Telecommunications Group Inc. .........................      United States                163,800         2,733,413
(a) Rhythms NetConnections Inc. ..................................      United States                  2,200           181,500
(a) Rural Cellular Corp., A ......................................      United States                 95,700         1,698,675
    SBC Communications Inc. ......................................      United States                115,800         6,484,800
    Scottish & Southern Energy PLC ...............................      United Kingdom               227,400         2,158,305
    Scottish Power PLC ...........................................      United Kingdom               200,000         1,651,908
    Severn Trent PLC .............................................      United Kingdom                40,000           526,485
    Southern Co. .................................................      United States                 70,000         1,894,375
(a) Sprint Corp.(PCS Group) ......................................      United States                 70,000         2,966,250
    Swisscom AG ..................................................      Switzerland                   10,100         3,714,943
    TECO Energy Inc. .............................................      United States                100,000         2,131,250
    Telebras SA, ADR .............................................      Brazil                         9,500           866,281
    Telecom Italia SpA ...........................................      Italy                      1,172,000         6,300,049
(a) Telecomunicacoes Brasileiras SA, ADR .........................      Brazil                         9,500               742
    Telefonica SA, ADR ...........................................      Spain                         28,205         3,931,077
(a) Telegate AG ..................................................      Germany                        3,400           153,954
(a) Teligent Inc., A .............................................      United States                 15,500           842,813
    Tokyo Electric Power Co. .....................................      Japan                         48,000         1,025,426
    Transportadora de Gas del Sur SA, ADR ........................      Argentina                    179,000         1,711,688
(a) TRICOM SA, ADR ...............................................      Dominican Republic           150,000         1,368,750
    U.S. West Inc. ...............................................      United States                 38,000         1,987,875
    Unicom Corp. .................................................      United States                 14,000           543,375
    VEBA AG ......................................................      Germany                       60,700         3,323,274
    Videsh Sanchar Nigam Ltd., GDR, 144A .........................      India                        140,000         1,676,500
    Washington Gas Light Co. .....................................      United States                102,700         2,419,867
    Williams Cos. Inc. ...........................................      United States                 18,200           859,950
                                                                                                                  ------------
    TOTAL COMMON STOCKS (COST $162,584,495) ......................                                                 201,426,419
                                                                                                                  ------------
    CONVERTIBLE PREFERRED STOCKS 2.2%
    CMS Energy Corp., 7.75%, cvt. pfd. ...........................      United States                 35,000         1,977,500
    Nortel Inversora SA, 10.00%, cvt. pfd. .......................      Argentina                     35,000         2,082,500
    Texas Utilities Co., 9.25%, cvt. pfd. ........................      United States                 16,000           823,000
                                                                                                                  ------------
    TOTAL CONVERTIBLE PREFERRED STOCKS (COST $4,881,438) .........                                                   4,883,000
                                                                                                                  ------------
    TOTAL LONG TERM INVESTMENTS (COST $167,465,933) ..............                                                 206,309,419
                                                                                                                  ------------


48

Page
FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

                                                                                                        PRINCIPAL
    FRANKLIN GLOBAL UTILITIES FUND                                                        COUNTRY         AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(b) REPURCHASE AGREEMENT 5.3%
    Joint Repurchase Agreement, 4.862%, 5/03/99 (Maturity Value $11,484,419)
     (COST $11,479,768) .............................................................   United States   $11,479,768  $  11,479,768
      Barclays Capital Inc. (Maturity Value $1,185,996)
      Bear, Stearns & Co. Inc. (Maturity Value $646,917)
      Chase Securities Inc. (Maturity Value $1,185,996)
      CIBC Oppenheimer Corp.(Maturity Value $1,185,996)
      Deutsche Bank Securities Inc. (Maturity Value $163,538)
      Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $1,185,996)
      Dresdner Kleinwort Benson, North America LLC (Maturity Value $1,185,996)
      Lehman Brothers Inc. (Maturity Value $1,185,996)
      Paine Webber Inc. (Maturity Value $1,185,996)
      Paribas Corp. (Maturity Value $1,185,996)
      UBS Securities LLC (Maturity Value $1,185,996)
       Collateralized by U.S. Treasury Bills & Notes
                                                                                                                     --------------
    TOTAL INVESTMENTS (COST $178,945,701) 100.5% ....................................                                  217,789,187
    OTHER ASSETS, LESS LIABILITIES (.5%) ............................................                                   (1,078,957)
                                                                                                                     --------------
    NET ASSETS 100.0% ...............................................................                                $ 216,710,230
                                                                                                                     ==============


(a) Non-income producing.

(b) See Note 1(c) regarding joint repurchase agreement.

                      See notes to financial statements.


                                                                              49


Page
FRANKLIN STRATEGIC SERIES

Financial Highlights

FRANKLIN NATURAL RESOURCES FUND

                                                                                        CLASS A
                                                             ---------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                                             ---------------------------------------------------------------
                                                                1999             1998             1997              1996(1)
                                                             ----------       ----------       ----------         ----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................     $    15.46       $    14.07       $    13.14         $    10.00
                                                             ----------       ----------       ----------         ----------
Income from investment operations:
 Net investment income .................................            .12              .10              .09                .08
 Net realized and unrealized gains (losses) ............          (2.21)            2.26             1.25               3.22
                                                             ----------       ----------       ----------         ----------
Total from investment operations .......................          (2.09)            2.36             1.34               3.30
                                                             ----------       ----------       ----------         ----------
Less distributions from:
 Net investment income .................................           (.12)            (.09)            (.09)              (.06)
 Net realized gains ....................................             --             (.88)            (.32)              (.10)
                                                             ----------       ----------       ----------         ----------
Total distributions ....................................           (.12)            (.97)            (.41)              (.16)
                                                             ----------       ----------       ----------         ----------
Net asset value, end of year ...........................     $    13.25       $    15.46       $    14.07         $    13.14
                                                             ==========       ==========       ==========         ==========

Total return(*) ........................................         (13.42%)          17.57%           10.23%             33.36%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................     $   44,014       $   62,274       $   45,386         $    9,909
Ratios to average net assets:
 Expenses ..............................................            .97%             .96%             .98%               .99%(2)
 Expenses excluding waiver and payments by affiliate ...           1.47%            1.31%            1.31%              1.77%(2)
 Net investment income .................................            .97%             .67%             .72%              1.16%(2)
Portfolio turnover rate ................................          74.03%           72.93%           46.31%             59.04%




(*) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1) For the period June 5, 1995 (effective date) to April 30, 1996.

(2) Annualized

50

Page
FRANKLIN STRATEGIC SERIES

Financial Highlights (continued)

FRANKLIN NATURAL RESOURCES FUND (CONT.)

                                                                             ADVISOR CLASS
                                                             -------------------------------------------
                                                                         YEAR ENDED APRIL 30,
                                                             -------------------------------------------
                                                                1999            1998             1997(1)
                                                             ---------       ---------         ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................     $   15.48       $   14.07         $   14.66
                                                             ---------       ---------         ---------
Income from investment operations:
 Net investment income .................................           .19             .23                --
 Net realized and unrealized gains (losses) ............         (1.85)           2.20              (.59)
                                                             ---------       ---------         ---------
Total from investment operations .......................         (1.66)           2.43              (.59)
                                                             ---------       ---------         ---------
Less distributions from:
 Net investment income .................................          (.19)           (.14)               --
 Net realized gains ....................................            --            (.88)               --
                                                             ---------       ---------         ---------
Total distributions ....................................          (.19)          (1.02)               --
                                                             ---------       ---------         ---------
Net asset value, end of year ...........................     $   13.63       $   15.48         $   14.07
                                                             =========       =========         =========

Total return(*) ........................................        (10.48%)         18.11%            (4.02%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................     $     319       $     892         $   1,123
Ratios to average net assets:
 Expenses ..............................................           .65%            .64%              .64%(2)
 Expenses excluding waiver and payments by affiliate ...          1.15%           1.03%              .86%(2)
 Net investment income .................................          1.29%           1.02%             1.03%(2)
Portfolio turnover rate ................................         74.03%          72.93%            46.31%

(*)Total return is not annualized for periods less than one year.

(1)For the period January 2, 1997 (effective date) to April 30, 1997.

(2)Annualized

                       See notes to financial statements.

                                                                              51

Page
FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, APRIL 30, 1999

   FRANKLIN NATURAL RESOURCES FUND                                                      COUNTRY             SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 92.3%
   ENERGY MINERALS 35.7%
   Atlantic Richfield Co. .....................................................      United States           18,000      $ 1,510,875
(a)Barrett Resources Corp. ....................................................      United States           49,400        1,500,525
(a)Basin Exploration Inc. .....................................................      United States           40,900          700,413
   Chesapeake Energy Corp. ....................................................      United States          170,000          393,125
   Conoco Inc., A .............................................................      United States           24,500          664,563
   Devon Energy Corp. .........................................................      United States            7,000          232,750
   Enron Oil & Gas Co. ........................................................      United States           54,500        1,035,500
(a)Gulf Canada Resources Ltd. .................................................         Canada              141,800          567,200
(a)Houston Exploration Co. ....................................................      United States           23,000          437,000
   Mobil Corp. ................................................................      United States           11,600        1,215,100
(a)Newfield Exploration Co. ...................................................      United States           47,700        1,281,938
(a)Nuevo Energy Co. ...........................................................      United States           44,000          698,500
   Royal Dutch Petroleum Co., N.Y. shs. .......................................       Netherlands            18,900        1,109,194
(a)Santa Fe Snyder Corp. ......................................................      United States           51,600          464,400
   Texaco Inc. ................................................................      United States           20,800        1,305,200
   Tosco Corp. ................................................................      United States           25,100          671,425
   Ultramar Diamond Shamrock Corp. ............................................      United States           17,800          410,513
   Unocal Corp. ...............................................................      United States           16,200          673,313
   YPF SA, ADR ................................................................        Argentina             23,000          966,000
                                                                                                                         -----------
                                                                                                                          15,837,534
                                                                                                                         -----------
   INDUSTRIAL SERVICES 21.4%
(a)AES Corp. ..................................................................      United States           14,160          708,000
(a)Atwood Oceanics Inc. .......................................................      United States           12,300          428,963
   Baker Hughes Inc. ..........................................................      United States            7,200          215,100
(a)BJ Services Co. ............................................................      United States            8,300          222,025
(a)Cal Dive International Inc. ................................................      United States           30,200          966,400
(a)Casella Waste Systems Inc., A ..............................................      United States           28,000          700,000
   Diamond Offshore Drilling Inc. .............................................      United States           18,000          595,125
   ENSCO International Inc. ...................................................      United States           11,000          204,188
   Halliburton Co. ............................................................      United States           15,000          639,375
(a)Safety-Kleen Corp. .........................................................      United States           23,700          376,238
   Schlumberger Ltd. ..........................................................      United States           14,000          894,250
   Transocean Offshore Inc. ...................................................      United States           27,300          810,469
(a)Tuboscope Inc. .............................................................      United States           43,600          594,050
(a)Varco International Inc. ...................................................      United States           80,200          907,263
   Weatherford International Inc. .............................................      United States           35,775        1,211,878
                                                                                                                         -----------
                                                                                                                           9,473,324
                                                                                                                         -----------
   NON-ENERGY MINERALS 14.5%
   Aluminum Co. of America ....................................................      United States           10,800          672,300
   Barrick Gold Corp. .........................................................         Canada               28,100          565,513
   De Beers Consolidated Mines AG, ADR ........................................      South Africa            52,900        1,296,050
   Franco-Nevada Mining Corp. Ltd. ............................................         Canada               36,000          697,109
   Freeport-McMoRan Copper & Gold Inc., A .....................................      United States           11,700          170,381
   Newmont Mining Corp. .......................................................      United States           27,335          657,748
   Pohang Iron & Steel Co. Ltd., ADR ..........................................       South Korea            27,500          708,125


52

Page
FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

   FRANKLIN NATURAL RESOURCES FUND                                                      COUNTRY             SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   NON-ENERGY MINERALS (CONT.)
   Potash Corp. of Saskatchewan Inc. ..........................................         Canada                8,385      $   507,293
   Rio Tinto PLC ..............................................................      United Kingdom          50,600          885,154
(a)Stillwater Mining Co. ......................................................      United States           10,000          283,125
                                                                                                                         -----------
                                                                                                                           6,442,798
                                                                                                                         -----------
   PROCESS INDUSTRIES 14.4%
(a)Asia Pulp & Paper Co. Ltd., ADR ............................................        Singapore             55,800          585,900
   Avery Dennison Corp. .......................................................      United States           13,700          935,025
   Bemis Co. Inc. .............................................................      United States            2,500           87,500
   Bowater Inc. ...............................................................      United States            7,100          380,731
   E.I. du Pont de Nemours and Co. ............................................      United States            4,000          282,500
   Ecolab Inc. ................................................................      United States            5,400          226,463
   Hercules Inc. ..............................................................      United States            5,700          215,531
   Monsanto Co. ...............................................................      United States            5,500          248,875
(a)Owens-Illinois Inc. ........................................................      United States           20,600          597,400
   Praxair Inc. ...............................................................      United States           17,200          890,100
   Sigma-Aldrich Corp. ........................................................      United States           25,300          822,250
(a)Smurfit-Stone Container Corp. ..............................................      United States           34,200          799,425
   Willamette Industries Inc. .................................................      United States            7,000          327,250
                                                                                                                         -----------
                                                                                                                           6,398,950
                                                                                                                         -----------
   PRODUCER MANUFACTURING 2.1%
   Gibraltar Steel Corp. ......................................................      United States           18,500          433,594
   Masco Corp. ................................................................      United States            8,300          243,813
   Reliance Steel & Aluminum Co. ..............................................      United States            6,500          236,844
                                                                                                                         -----------
                                                                                                                             914,251
                                                                                                                         -----------
   UTILITIES 4.2%
   Baltimore Gas and Electric Co. .............................................      United States           15,700          441,563
   Enron Corp. ................................................................      United States           13,300        1,000,825
   KN Energy Inc. .............................................................      United States           19,200          396,000
                                                                                                                         -----------
                                                                                                                           1,838,388
                                                                                                                         -----------
   TOTAL LONG TERM INVESTMENT (COST $39,093,017) ..............................                                           40,905,245
                                                                                                                         -----------



                                                                              53

Page
FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

                                                                                                         PRINCIPAL
   FRANKLIN NATURAL RESOURCES FUND                                                      COUNTRY            AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
(b)REPURCHASE AGREEMENT 10.5%
   Joint Repurchase Agreement, 4.862%, 5/03/99 (Maturity Value $4,668,274)
    (COST $4,666,383) .........................................................      United States      $ 4,666,383     $ 4,666,383
    Barclays Capital Inc. (Maturity Value $482,093)
    Bear, Stearns & Co. Inc. (Maturity Value $262,964)
    Chase Securities Inc. (Maturity Value $482,093)
    CIBC Oppenheimer Corp. (Maturity Value $482,093)
    Deutsche Bank Securities Inc. (Maturity Value $66,473)
    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $482,093)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value $482,093)
    Lehman Brothers Inc. (Maturity Value $482,093)
    Paine Webber Inc. (Maturity Value $482,093)
    Paribas Corp. (Maturity Value $482,093)
    UBS Securities LLC (Maturity Value $482,093)
     Collateralized by U.S. Treasury Bills & Notes
                                                                                                                        ------------
   TOTAL INVESTMENTS (COST $43,759,400) 102.8% ................................                                          45,571,628
   OTHER ASSETS, LESS LIABILITIES (2.8%) ......................................                                          (1,238,471)
                                                                                                                        ------------
   NET ASSETS 100.0% ..........................................................                                         $44,333,157
                                                                                                                        ===========




(a)Non-income producing.

(b)See Note 1(c) regarding joint repurchase agreement.



54

                       See notes to financial statements.

Page
FRANKLIN STRATEGIC SERIES

Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 1999

                                                                 FRANKLIN         FRANKLIN           FRANKLIN         FRANKLIN
                                                              BIOTECHNOLOGY     GLOBAL HEALTH         GLOBAL          NATURAL
                                                              DISCOVERY FUND      CARE FUND       UTILITIES FUND   RESOURCES FUND
                                                              --------------    -------------     --------------   --------------
Assets:
 Investments in securities:
  Cost ...................................................    $  67,620,572     $  92,395,797     $ 167,465,933    $  39,093,017
                                                              =============     =============     =============    =============
  Value ..................................................       64,225,287        83,384,705       206,309,419       40,905,245
 Repurchase agreements, at value and cost ................        2,956,867         4,099,618        11,479,768        4,666,383
 Receivables:
  Investment securities sold .............................        2,639,487         3,196,019                --          456,753
  Capital shares sold ....................................          184,747            85,573           105,636          106,417
  Dividends and interest .................................               --            53,924           417,142           61,245
  Affiliates .............................................               --               222                --           38,804
 Deposits with brokers for securities sold short .........        4,646,849                --                --               --
                                                              -------------     -------------     -------------    -------------
      Total assets .......................................       74,653,237        90,820,061       218,311,965       46,234,847
                                                              -------------     -------------     -------------    -------------
Liabilities:
 Payables:
  Investment securities purchased ........................        1,613,906         1,210,500                --        1,694,969
  Capital shares redeemed ................................          435,796           754,576           867,925          100,887
  Affiliates .............................................          142,053           215,474           300,619           43,996
  Shareholders ...........................................          121,812           423,001           407,782           52,470
 Securities sold short, at value (proceeds $2,967,401) ...        2,883,750                --                --               --
 Other liabilities .......................................            6,075             9,704            25,409            9,368
                                                              -------------     -------------     -------------    -------------
      Total liabilities ..................................        5,203,392         2,613,255         1,601,735        1,901,690
                                                              -------------     -------------     -------------    -------------
        Net assets, at value .............................    $  69,449,845     $  88,206,806     $ 216,710,230    $  44,333,157
                                                              =============     =============     =============    =============
Net assets consist of:
 Undistributed net investment income .....................    $          --     $          --     $   2,918,850    $     252,338
 Accumulated net operating loss ..........................           (7,680)               --                --               --
 Net unrealized appreciation (depreciation) ..............       (3,311,634)       (9,011,092)       38,842,964        1,812,264
 Accumulated net realized gain (loss) ....................       (4,260,086)      (14,670,983)       18,774,263       (6,706,833)
 Capital shares ..........................................       77,029,245       111,888,881       156,174,153       48,975,388
                                                              -------------     -------------     -------------    -------------
      Net assets, at value ...............................    $  69,449,845     $  88,206,806     $ 216,710,230    $  44,333,157
                                                              =============     =============     =============    =============




                       See notes to financial statements.

                                                                              55

Page
FRANKLIN STRATEGIC SERIES

Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 1999

                                                                    FRANKLIN          FRANKLIN         FRANKLIN         FRANKLIN
                                                                 BIOTECHNOLOGY      GLOBAL HEALTH       GLOBAL          NATURAL
                                                                 DISCOVERY FUND       CARE FUND     UTILITIES FUND   RESOURCES FUND
                                                                 --------------     -------------   --------------   --------------
CLASS A:
 Net assets, at value ......................................     $   69,449,845     $ 74,251,597     $199,824,489     $ 44,014,110
                                                                 ==============     ============     ============     ============
 Shares outstanding ........................................          2,966,401        5,349,171       11,774,467        3,321,951
                                                                 ==============     ============     ============     ============
 Net asset value per share(*) ..............................     $        23.41     $      13.88     $      16.97     $      13.25
                                                                 ==============     ============     ============     ============
 Maximum offering price per share
  (net asset value per share divided by 94.25%) ............     $        24.84     $      14.73     $      18.01     $      14.06
                                                                 ==============     ============     ============     ============
CLASS B:
 Net assets, at value ......................................                 --     $    208,126     $     78,997               --
                                                                 ==============     ============     ============     ============
 Shares outstanding ........................................                 --           15,036            4,668               --
                                                                 ==============     ============     ============     ============
 Net asset value and maximum offering price per share(*) ...                 --     $      13.84     $      16.92               --
                                                                 ==============     ============     ============     ============
CLASS C:
 Net assets, at value ......................................                 --     $ 13,747,083     $ 16,806,744               --
                                                                 ==============     ============     ============     ============
 Shares outstanding ........................................                 --        1,002,602          997,701               --
                                                                 ==============     ============     ============     ============
 Net asset value per share(*) ..............................                 --     $      13.71     $      16.85               --
                                                                 ==============     ============     ============     ============
 Maximum offering price per share
  (net asset value per share divided by 99.00%) ............                 --     $      13.85     $      17.02               --
                                                                 ==============     ============     ============     ============
ADVISOR CLASS:
 Net assets, at value ......................................                 --               --               --     $    319,047
                                                                 ==============     ============     ============     ============
 Shares outstanding ........................................                 --               --               --           23,405
                                                                 ==============     ============     ============     ============
 Net asset value and maximum offering price per share ......                 --               --               --     $      13.63
                                                                 ==============     ============     ============     ============




(*)Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

56

                       See notes to financial statements.

Page
FRANKLIN STRATEGIC SERIES

Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 1999

                                                                        FRANKLIN        FRANKLIN        FRANKLIN         FRANKLIN
                                                                     BIOTECHNOLOGY    GLOBAL HEALTH      GLOBAL          NATURAL
                                                                     DISCOVERY FUND     CARE FUND    UTILITIES FUND   RESOURCES FUND
                                                                     --------------   -------------  --------------   --------------
Investment income:(*)
 Dividends ........................................................   $      2,550    $    283,632    $  5,238,168    $    542,680
 Interest .........................................................        798,570         587,206         484,945         251,180
                                                                      ------------    ------------    ------------    ------------
      Total investment income .....................................        801,120         870,838       5,723,113         793,860
                                                                      ------------    ------------    ------------    ------------
Expenses:
 Management fees (Note 3) .........................................        445,914         824,463       1,225,638         256,117
 Administrative fees (Note 3) .....................................        108,947              --              --              --
 Distribution fees (Note 3)
  Class A .........................................................        220,755         302,908         509,843         128,240
  Class B .........................................................             --             235             141              --
  Class C .........................................................             --         194,847         162,963              --
 Transfer agent fees (Note 3) .....................................        213,734         544,380         356,316         144,758
 Custodian fees ...................................................             --           8,233          37,022           1,590
 Reports to shareholders ..........................................         28,252          90,925          68,237          30,256
 Registration and filing fees .....................................         32,599          42,232          47,454          30,334
 Professional fees ................................................         15,904           6,178           9,002           3,231
 Trustees' fees and expenses ......................................            998           1,998           3,117             593
 Amortization of offering costs (Note 1) ..........................         19,669              --              --              --
 Other ............................................................             --           4,282          13,649           3,186
                                                                      ------------    ------------    ------------    ------------
      Total expenses ..............................................      1,086,772       2,020,681       2,433,382         598,305
      Expenses waived/paid by affiliate (Note 3) ..................             --              --              --        (203,312)
                                                                      ------------    ------------    ------------    ------------
        Net expenses ..............................................      1,086,772       2,020,681       2,433,382         394,993
                                                                      ------------    ------------    ------------    ------------
         Net investment income (loss) .............................       (285,652)     (1,149,843)      3,289,731         398,867
                                                                      ------------    ------------    ------------    ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .....................................................     (3,455,850)    (14,672,104)     18,871,597      (6,096,776)
  Foreign currency transactions ...................................         (7,680)         (6,415)       (359,820)         (3,579)
  Securities sold short ...........................................        557,542              --              --              --
                                                                      ------------    ------------    ------------    ------------
   Net realized gain (loss) .......................................     (2,905,988)    (14,678,519)     18,511,777      (6,100,355)
 Net unrealized appreciation (depreciation) on:
  Investments .....................................................     (5,962,288)    (32,520,914)    (15,630,851)     (4,510,227)
  Translation of assets and liabilities denominated
   in foreign currencies ..........................................             --              --            (427)             36
                                                                      ------------    ------------    ------------    ------------
    Net unrealized depreciation ...................................     (5,962,288)    (32,520,914)    (15,631,278)     (4,510,191)
                                                                      ------------    ------------    ------------    ------------
Net realized and unrealized gain (loss) ...........................     (8,868,276)    (47,199,433)      2,880,499     (10,610,546)
                                                                      ------------    ------------    ------------    ------------
Net increase (decrease) in net assets resulting from operations ...   $ (9,153,928)   $(48,349,276)   $  6,170,230    $(10,211,679)
                                                                      ============    ============    ============    ============

(*)Net of foreign taxes and fees of $15,182, $105,843, and $17,140 for the Franklin Global Health Care Fund, Franklin Global Utilities Fund, and Franklin Natural Resources Fund, respectively.

                       See notes to financial statements.

                                                                              57

Page
FRANKLIN STRATEGIC SERIES

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 1999 AND 1998

                                                                   FRANKLIN BIOTECHNOLOGY                     FRANKLIN
                                                                       DISCOVERY FUND                 GLOBAL HEALTH CARE FUND
                                                             ---------------------------------    ------------------------------
                                                                  1999              1998(*)            1999             1998
                                                             -------------       -------------    -------------    -------------
Increase (decrease) in net assets:
 Operations:
  Net investment loss ....................................   $    (285,652)      $    (137,225)   $  (1,149,843)   $  (1,510,292)
  Net realized gain (loss) from investments and
   foreign currency transactions .........................      (2,905,988)             78,552      (14,678,519)       7,343,486
  Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities denominated in foreign currencies .........      (5,962,288)          2,650,654      (32,520,914)      39,299,172
                                                             -------------       -------------    -------------    -------------
      Net increase (decrease) in net assets
        resulting from operations ........................      (9,153,928)          2,591,981      (48,349,276)      45,132,366
 Distributions to shareholders from:
  Net investment income:
   Class A ...............................................              --                  --               --         (839,395)
  Net realized gains:
   Class A ...............................................      (1,272,491)            (92,644)         (98,214)     (10,783,573)
   Class C ...............................................              --                  --          (16,744)      (1,181,824)
                                                             -------------       -------------    -------------    -------------
 Total distributions to shareholders .....................      (1,272,491)            (92,644)        (114,958)     (12,804,792)
 Capital share transactions: (Note 2)
  Class A ................................................       6,330,107          71,046,820      (60,533,341)      (4,628,248)
  Class B ................................................              --                  --          222,435               --
  Class C ................................................              --                  --       (4,883,689)      13,414,237
                                                             -------------       -------------    -------------    -------------
 Total capital share transactions ........................       6,330,107          71,046,820      (65,194,595)       8,785,989
      Net increase (decrease) in net assets ..............      (4,096,312)         73,546,157     (113,658,829)      41,113,563
Net assets:
  Beginning of year ......................................      73,546,157                  --      201,865,635      160,752,072
                                                             -------------       -------------    -------------    -------------
  End of year ............................................   $  69,449,845       $  73,546,157    $  88,206,806    $ 201,865,635
                                                             =============       =============    =============    =============
Accumulated net operating loss included in net assets:
  End of year ............................................   $      (7,680)                 --               --               --
                                                             =============       =============    =============    =============



(*)For the period September 15,1997 (effective date) to April 30,1998.

58

                       See notes to financial statements.

Page
FRANKLIN STRATEGIC SERIES

Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED APRIL 30, 1999 AND 1998

                                                                           FRANKLIN                         FRANKLIN
                                                                    GLOBAL UTILITIES FUND            NATURAL RESOURCES FUND
                                                               ------------------------------    ------------------------------
                                                                    1999             1998             1999             1998
                                                               -------------    -------------    -------------    -------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................   $   3,289,731    $   4,178,656    $     398,867    $     387,952
  Net realized gain (loss) from investments and
   foreign currency transactions ...........................      18,511,777       22,067,993       (6,100,355)       3,269,031
  Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities denominated in foreign currencies ...........     (15,631,278)      39,396,240       (4,510,191)       4,698,245
                                                               -------------    -------------    -------------    -------------
      Net increase (decrease) in net assets
        resulting from operations ..........................       6,170,230       65,642,889      (10,211,679)       8,355,228
 Distributions to shareholders from:
  Net investment income:
   Class A .................................................      (2,419,109)      (4,337,700)        (424,272)        (290,715)
   Class C .................................................         (75,113)        (173,616)              --               --
   Advisor Class ...........................................              --               --          (10,798)         (11,637)
  Net realized gains:
   Class A .................................................      (9,673,260)     (20,433,197)              --       (3,235,588)
   Class C .................................................        (818,825)      (1,296,647)              --               --
   Advisor Class ...........................................              --               --               --          (65,092)
                                                               -------------    -------------    -------------    -------------
 Total distributions to shareholders .......................     (12,986,307)     (26,241,160)        (435,070)      (3,603,032)
 Capital share transactions: (Note 2)
  Class A ..................................................     (20,312,303)      15,321,019       (7,774,548)      12,387,988
  Class B ..................................................          72,761               --               --               --
  Class C ..................................................         847,862        5,705,054               --               --
  Advisor Class ............................................              --               --         (411,581)        (483,354)
                                                               -------------    -------------    -------------    -------------
 Total capital share transactions ..........................     (19,391,680)      21,026,073       (8,186,129)      11,904,634
      Net increase (decrease) in net assets ................     (26,207,757)      60,427,802      (18,832,878)      16,656,830
Net assets:
 Beginning of year .........................................     242,917,987      182,490,185       63,166,035       46,509,205
                                                               -------------    -------------    -------------    -------------
 End of year ...............................................   $ 216,710,230    $ 242,917,987    $  44,333,157    $  63,166,035
                                                               =============    =============    =============    =============
Undistributed net investment income included in net assets:
  End of year ..............................................   $   2,918,850    $   1,555,065    $     252,338    $     293,376
                                                               =============    =============    =============    =============

                       See notes to financial statements.

                                                                              59

Page
FRANKLIN STRATEGIC SERIES

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of ten separate series (the Funds). All Funds included in this report are non-diversified. The investment objectives of the Funds included in this report are:

         CAPITAL GROWTH                          TOTAL RETURN
         -------------------------------------   -------------------------------
         Franklin Biotechnology Discovery Fund   Franklin Global Utilities Fund
         Franklin Global Health Care Fund        Franklin Natural Resources Fund

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. JOINT REPURCHASE AGREEMENT:

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 1999, all outstanding repurchase agreements had been entered into on that date.

d. SECURITIES SOLD SHORT:

The Franklin Biotechnology Discovery Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund would incur a loss if the price of the security



60

Page
FRANKLIN STRATEGIC SERIES

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITIES SOLD SHORT: (CONT.)

increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

e. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. OFFERING COSTS:

Offering costs are amortized on a straight-line basis over twelve months.

h. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively, and the Franklin Global Heath Care Fund and the Franklin Global Utilities Fund began offering a new class of shares, Class B. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

CLASS A                                 CLASS A & ADVISOR CLASS           CLASS A, CLASS B & CLASS C
-------------------------------------   -------------------------------   --------------------------------
Franklin Biotechnology Discovery Fund   Franklin Natural Resources Fund   Franklin Global Health Care Fund
                                                                          Franklin Global Utilities Fund


                                                                              61

Page
FRANKLIN STRATEGIC SERIES

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

At April 30, 1999, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                          FRANKLIN BIOTECHNOLOGY                 FRANKLIN                         FRANKLIN
                                              DISCOVERY FUND             GLOBAL HEALTH CARE FUND           GLOBAL UTILITIES FUND
                                        --------------------------    -----------------------------     ---------------------------
                                          SHARES         AMOUNT          SHARES           AMOUNT          SHARES          AMOUNT
                                        ----------    ------------    -----------     -------------     ----------     ------------
CLASS A SHARES:
Year ended April 30, 1999
 Shares sold .....................       1,483,341    $ 35,796,702      9,005,885     $ 143,541,952      2,575,785     $ 41,641,164
 Shares issued in reinvestment
  of distributions ...............          41,475         975,481          5,766            90,654        688,144       10,403,432
 Shares redeemed .................      (1,293,474)    (30,442,076)   (12,818,888)     (204,165,947)    (4,540,259)     (72,356,899)
                                        ----------    ------------    -----------     -------------     ----------     ------------
 Net increase (decrease) .........         231,342    $  6,330,107     (3,807,237)    $ (60,533,341)    (1,276,330)    $(20,312,303)
                                        ==========    ============    ===========     =============     ==========     ============
Year ended April 30, 1998(1)
 Shares sold .....................       3,010,054    $ 77,917,478      5,859,007     $ 114,702,245      3,212,803     $ 52,323,466
 Shares issued in reinvestment
  of distributions ...............           3,075          72,075        579,437        10,337,126      1,370,293       20,834,692
 Shares redeemed .................        (278,070)     (6,942,733)    (6,631,021)     (129,667,619)    (3,569,029)     (57,837,139)
                                        ----------    ------------    -----------     -------------     ----------     ------------
 Net increase (decrease) .........       2,735,059    $ 71,046,820       (192,577)    $  (4,628,248)     1,014,067     $ 15,321,019
                                        ==========    ============    ===========     =============     ==========     ============
CLASS B SHARES:
Year ended April 30, 1999(2)
 Shares sold .....................                                         15,040     $     222,495          4,668     $     72,761
 Shares redeemed .................                                             (4)              (60)            --               --
                                                                      -----------     -------------     ----------     ------------
 Net increase ....................                                         15,036     $     222,435          4,668     $     72,761
                                                                      ===========     =============     ==========     ============
CLASS C SHARES:
Year ended April 30, 1999
 Shares sold .....................                                        375,736     $   6,135,515        348,707     $  5,558,866
 Shares issued in reinvestment
  of distributions ...............                                          1,001            15,481         51,063          765,827
 Shares redeemed .................                                       (695,236)      (11,034,685)      (348,295)      (5,476,831)
                                                                      -----------     -------------     ----------     ------------
 Net increase (decrease) .........                                       (318,499)    $  (4,883,689)        51,475     $    847,862
                                                                      ===========     =============     ==========     ============
Year ended April 30, 1998
 Shares sold .....................                                        977,854     $  18,978,351        374,083     $  6,062,631
 Shares issued in reinvestment
  of distributions ...............                                         59,618         1,060,013         83,729        1,266,098
 Shares redeemed .................                                       (344,952)       (6,624,127)      (100,619)      (1,623,675)
                                                                      -----------     -------------     ----------     ------------
 Net increase ....................                                        692,520     $  13,414,237        357,193     $  5,705,054
                                                                      ===========     =============     ==========     ============

(1)For the Franklin Biotechnology Discovery Fund, for the period September 15, 1997 (effective date) to April 30, 1998.

(2)For the Franklin Global Health Care Fund and the Franklin Global Utilities Fund, for the period January 1, 1999 (effective date) to April 30, 1999.



62

Page
FRANKLIN STRATEGIC SERIES

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                       FRANKLIN
                                                                NATURAL RESOURCES FUND
                                                            ------------------------------
                                                              SHARES             AMOUNT
                                                            ----------        ------------
CLASS A SHARES:
Year ended April 30, 1999
 Shares sold ......................................          3,435,836        $ 39,238,044
 Shares issued in reinvestment of distributions ...             33,594             390,527
 Shares redeemed ..................................         (4,175,956)        (47,403,119)
                                                            ----------        ------------
 Net decrease .....................................           (706,526)       $ (7,774,548)
                                                            ==========        ============
Year ended April 30, 1998
 Shares sold ......................................          3,460,003        $ 53,383,689
 Shares issued in reinvestment of distributions ...            233,153           3,232,567
 Shares redeemed ..................................         (2,890,715)        (44,228,268)
                                                            ----------        ------------
 Net increase .....................................            802,441        $ 12,387,988
                                                            ==========        ============
ADVISOR CLASS SHARES:
Year ended April 30, 1999
 Shares sold ......................................            117,744        $  1,462,201
 Shares issued in reinvestment of distributions ...                897              10,797
 Shares redeemed ..................................           (152,874)         (1,884,579)
                                                            ----------        ------------
 Net decrease .....................................            (34,233)       $   (411,581)
                                                            ==========        ============
Year ended April 30, 1998
 Shares sold ......................................            477,715        $  7,274,080
 Shares issued in reinvestment of distributions ...              5,516              76,729
 Shares redeemed ..................................           (505,389)         (7,834,163)
                                                            ----------        ------------
 Net decrease .....................................            (22,158)       $   (483,354)
                                                            ==========        ============

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

All Funds pay an investment management fee to Advisers based on the average net assets of the Funds as follows:

         ANNUALIZED
          FEE RATE    AVERAGE DAILY NET ASSETS
         ----------   ---------------------------------------------------
           .625%      First $100 million
           .500%      Over $100 million, up to and including $250 million
           .450%      Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

                                                                              63

Page
FRANKLIN STRATEGIC SERIES

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Franklin Biotechnology Discovery Fund pays an administrative fee to FT Services based on the Fund's average net assets as follows:

         ANNUALIZED
          FEE RATE    AVERAGE DAILY NET ASSETS
         ----------   ---------------------------------------------------
           .150%      First $200 million
           .135%      Over $200 million, up to and including $700 million
           .100%      Over $700 million, up to and including $1.2 billion
           .075%      Over $1.2 billion

Under an agreement with Advisers, FT Services provides administrative services to the Funds, except the Franklin Biotechnology Discovery Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Funds.

Advisers agreed in advance to waive management fees for the Franklin Natural Resources Fund as noted in the Statements of Operations.

The Franklin Biotechnology Discovery Fund and the Franklin Natural Resources Fund reimburse Distributors up to .35% per year of the Funds' average daily net assets of Class A; the Franklin Global Health Care Fund and the Franklin Global Utilities Fund reimburse Distributors up to .25%, 1.00%, and 1.00% per year of the Funds' average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Funds' shares.

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                            FRANKLIN BIOTECHNOLOGY     FRANKLIN GLOBAL        FRANKLIN GLOBAL       FRANKLIN NATURAL
                                                DISCOVERY FUND         HEALTH CARE FUND       UTILITIES FUND         RESOURCES FUND
                                            ----------------------     ----------------       ---------------       ----------------
Net commissions received (paid) .....              $ 121,172              $(362,193)            $ (16,719)             $   4,705
Contingent deferred sales charges ...              $   2,150              $  37,292             $  10,473              $   4,269

The Funds paid transfer agent fees of $1,259,188, of which $1,146,094 was paid to Investor Services.

4. INCOME TAXES

At April 30, 1999, the Franklin Biotechnology Discovery Fund, the Franklin Global Health Care Fund and the Franklin Natural Resources Fund had tax basis capital losses of $329,494, $3,510,661, and $3,235,849, respectively, which may be carried over to offset future capital gains. Such losses expire in 2007.

At April 30, 1999, the Franklin Biotechnology Discovery Fund, the Franklin Global Health Care Fund and the Franklin Natural Resources Fund have deferred capital losses occurring subsequent to October 31, 1998 of $2,029,546, $10,664,364, and $3,461,955, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2000.

At April 30, 1999, the Franklin Biotechnology Discovery Fund and the Franklin Global Utilities Fund have deferred currency capital losses occurring subsequent to October 31, 1998 of $7,680 and $334,090, respectively. For tax purposes, such losses will be reflected in the year ending April 30, 2000.


64

Page
FRANKLIN STRATEGIC SERIES

Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and passive foreign investment company shares.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.

At April 30, 1999, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                FRANKLIN BIOTECHNOLOGY   FRANKLIN GLOBAL        FRANKLIN GLOBAL     FRANKLIN NATURAL
                                                    DISCOVERY FUND       HEALTH CARE FUND       UTILITIES FUND       RESOURCES FUND
                                                ----------------------   ----------------       ---------------     ----------------
Investments at cost ..........................        $ 69,511,215         $ 96,992,511          $ 178,947,519        $ 43,768,634
                                                      ============         ============          =============        ============
Unrealized appreciation ......................        $  7,432,641         $  6,176,193          $  47,023,803        $  5,459,939
Unrealized depreciation ......................         (12,645,452)         (15,684,381)            (8,182,135)         (3,656,945)
                                                      ------------         ------------          -------------        ------------
Net unrealized appreciation (depreciation) ...        $ (5,212,811)        $ (9,508,188)         $  38,841,668        $  1,802,994
                                                      ============         ============          =============        ============

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended April 30, 1999 were as follows:

                                                FRANKLIN BIOTECHNOLOGY   FRANKLIN GLOBAL        FRANKLIN GLOBAL     FRANKLIN NATURAL
                                                    DISCOVERY FUND       HEALTH CARE FUND       UTILITIES FUND       RESOURCES FUND
                                                ----------------------   ----------------       ---------------     ----------------
Purchases ....................................        $ 65,243,989         $ 85,365,119          $ 144,332,459        $ 28,376,108
Sales ........................................        $ 54,873,777         $144,448,834          $ 179,770,419        $ 33,336,999

6. LENDING OF PORTFOLIO SECURITIES

The Franklin Natural Resources Fund loans securities to certain brokers for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Net interest income from the investment of the cash collateral received was $48,846 for the year ended April 30, 1999.




                                                                              65

Page
FRANKLIN STRATEGIC SERIES

Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Biotechnology Discovery Fund, Franklin Global Health Care Fund, Franklin Global Utilities Fund, and Franklin Natural Resources Fund (four of the portfolios constituting the Franklin Strategic Series, hereafter referred to as the "Funds") at April 30, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
June 4, 1999




66

Page
FRANKLIN STRATEGIC SERIES

Tax Information

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Trust hereby designates the following amounts as capital gain dividends for the fiscal year ended April 30, 1999:

                                                        CAPITAL GAINS
                                                        20% RATE GAIN
                                                        -------------
         Franklin Global Utilities Fund...............   $14,699,520

Under Section 854(b)(2)of the Internal Revenue Code, the Trust hereby designates the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 1999:

         Franklin Biotechnology Discovery Fund...........      .20%
         Franklin Global Utilities Fund .................    71.28%
         Franklin Natural Resources Fund ................    70.46%




                                                                              67

Page
                      This page intentionally left blank.








SHAREHOLDER LETTER




Your Fund's Goal: Franklin Strategic Income Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The fund uses an active asset allocation process and invests in securities of foreign governments, U.S. and foreign high yield, fixed-income securities, asset-backed securities, preferred stock, common stock that pays dividends, and income-producing securities convertible into common stock of such companies.

It's a pleasure to bring you Franklin Strategic Income Fund's annual report for the period ended April 30, 1999.

During the 12 months under review, significant developments in the economic and fiscal outlooks for a number of developed and emerging countries drove the performance of global fixed-income markets. In the U.S., inflation remained benign and economic growth continued at a brisk pace. However, increasing concerns regarding the financial health of certain emerging markets in the late summer of 1998, combined with fears of slowing global economic growth and the well-publicized difficulties of various financial institutions, caused a temporary "flight to quality" within the capital markets and reduced liquidity for lower-rated, higher-volatility securities.

By diversifying across six distinct asset classes -- foreign government bonds, emerging market debt securities, high yield corporate bonds, U.S. government bonds, convertible



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 17 of this report.



CONTENTS


Shareholder Letter ....................................................        1

Performance Summary ...................................................       10

Financial Highlights &
Statement of Investments ..............................................       14

Financial Statements ..................................................       26

Notes to
Financial Statements ..................................................       29

Independent
Auditors' Report ......................................................       33

Tax Information .......................................................       34

                                [PYRAMID GRAPH]

-PAGE-
securities and mortgage-backed securities -- Franklin Strategic Income Fund was able to take advantage of selective opportunities that arose during these periods of market instability, while still looking to reduce overall price volatility through sector and security diversification. More specifically, the fund decreased its exposure to higher-volatility convertible securities and emerging markets sectors, and increased its holdings in U.S. government securities prior to the late summer sell-off, which helped to mitigate the impact from the subsequent period of market volatility.

Following this period of instability in the fixed-income markets, the fund increased its exposure to certain sectors such as mortgages, emerging markets and high yield corporate bonds that on a fundamental basis appeared to have been oversold. Subsequently, the fund began to benefit from these sector allocation decisions as these markets' yield spreads, the additional interest rate paid to investors for lower-rated securities, significantly declined from their recent highs, leading to solid price appreciation for the underlying securities. Although volatility across fixed-income markets did negatively impact returns for certain fixed-income sectors over the past year, the fund's Class A shares generated a cumulative total return of +4.23% for the 12 months ended April 30, 1999, largely as a result of successful sector and security allocation decisions. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges. This total return compares favorably with the performance of many of our mutual fund peers that invest in multiple fixed-income sectors.

HIGH YIELD CORPORATE BONDS

A strong domestic economy combined with low nominal interest rates created a generally favorable operating environment for high yield issuers over the 12-month period. Although the high yield sector did experience a pull-back during the third quarter of 1998 as a result of declining financial market liquidity and a



2

-PAGE-
less bullish economic outlook, the actual fundamentals for most high yield credits remained healthy. Over the course of the fund's fiscal year, the fund selectively added to positions with sound fundamental outlooks, taking advantage of short-term price dips in the market to purchase bonds at more favorable prices. At the close of the period, the fund's high yield sector remained overweighted relative to other sectors, at 30.0% of total net assets, as we felt that yield levels were attractive relative to other fixed-income investment alternatives and the credit outlook was favorable for this sector.

During the period under review, the fund benefited from its exposure to various industry sectors within the broad high yield market. Given the continued strength in the domestic economy, advertising-driven high yield media companies generally posted improving operating results. Our position in Fox/Liberty Networks LLC, an operator of regional sports cable channels, was a prime recipient of these advertising trends as well as the growing demand for sports-related television programming. Moreover, investment-grade-rated The News Corporation Ltd. recently agreed to acquire the company, prompting meaningful price gains for the Fox/Liberty bonds. We are still confident concerning the long-term growth and consolidation prospects for wireless and emerging telecommunications providers and continue to maintain significant exposure to these two industry sectors. Our position in Sygnet Wireless Inc., a cellular communications provider, was tendered at a substantial premium as a result of that company's sale to another wireless provider, Dobson Communications Corp. The fund subsequently reinvested in the new Dobson/Sygnet Communications Co. wireless entity, and these new bonds have already performed well based upon positive market sentiment toward this sector and a recent minority investment in the company from AT&T Corp. Finally, during the first quarter of 1999, the fund invested in R&B Falcon Corp., a leading oilfield services company specializing in deepwater



                                                                               3

-PAGE-
drilling. We were able to purchase the company's bonds at attractive yields, due to the prevailing bearish market sentiment toward oil-related industries. The outlook for energy issuers recently improved with a rise in crude oil prices, and the fund's investments in R&B Falcon have already posted healthy price gains.

EMERGING MARKETS

Due to relatively tight yield spreads over Treasuries and concerns about inauspicious news coming out of certain developing markets, the fund reduced its exposure to the emerging markets sector prior to its late summer 1998 sell-off. However, after the severe sector sell-off following Russia's financial crisis, which sent yield spreads to near historical highs, many of the sovereign issues in this market appeared to be oversold based on their long-term fundamental outlook. Consequently, we took advantage of these opportunities to increase our exposure to this sector in the third quarter of 1998, with a particular focus on Latin America. Over the second half of the reporting period, the fixed-income emerging market sector experienced a meaningful rebound from its 1998 lows, as these regions' outlook for access to capital and long-term economic growth significantly improved. The fund benefited from this recent rise while we selectively reduced our positions in securities we felt were fully valued. At the end of the reporting period, the emerging markets represented the fund's second-largest sector, comprising 23.4% of total net assets.

Our exposure to this sector reflects our more positive outlook for total returns relative to other fixed-income sectors over the intermediate to long term. Latin America remained the sector's top region, at 17.3% of total net assets on April 30, 1999. We added to our holdings in Mexico and Argentina and initiated a position in Peru, while we reduced our exposure to Brazil and Venezuela because of the more challenging near-term outlook for these countries. The fund's positions in Korea experienced



4

-PAGE-
substantial gains, as that country was able to stabilize its currency reserves, and as a result, its debt was upgraded back to investment grade. Finally, the fund did not hold any positions in Russian securities prior to that country's well-publicized crisis; however, as Russian Eurobond prices dropped precipitously on the heels of this news, the fund did initiate a position in Russia at significantly discounted levels. Although the Russian economic picture remains cloudy, improving sentiment for these securities pushed up the price of Russian Eurobonds significantly over recent months, resulting in a profitable investment for the fund.

INTERNATIONAL

During the first six months under review, falling global interest rates benefited the fund's international developed markets sovereign bond positions. However, the fund has subsequently trimmed its exposure to this sector as the total return prospects for developed market bonds appear more limited in the recent interest-rate environment. In an attempt to maximize our dollar-based total returns in this sector, we hedged our non-dollar foreign currency exposure over the course of the fund's fiscal year as opportunities arose. At the end of the 12 months under review, we had substantially reduced our hedged foreign currency bond positions, as we felt the outlook for meaningful additional dollar appreciation declined following its significant rise over the past several months.

On April 30, 1999, Germany remained the fund's top holding in Europe with 2.5% of total net assets, while we more than doubled our U.K. exposure, to 2.0% of total net assets over the course of the reporting period. The U.K.'s higher interest rates and the prospect for additional government-directed rate cuts increased the relative attractiveness of the country's sovereign bonds. The fund also added to its holdings in Belgium while reducing exposure to Spain and Sweden following rate declines in those two countries. In the dollar-bloc countries, the fund



                                                                               5

-PAGE-
increased its exposure to New Zealand while cutting its Canadian holdings, as the relative value of that country's sovereign debt became less attractive over the course of the year.

CONVERTIBLE SECURITIES

After experiencing a temporary correction, which began during the summer of 1998, U.S. equity markets sharply rebounded during the fourth quarter of 1998 and into early 1999. The combination of relatively low nominal interest rates and a healthy domestic economy helped to support equity stock prices. However, considering the record-high valuation levels across the domestic equity market, the fund was underweighted in this sector at the end of the period.

During the year under review, we did find value in select convertible security issues. The fund initiated a position in wireless communications operator AirTouch Communications Inc. through a purchase of MediaOne Group Inc. convertible preferred stock, which boasted solid operating results and favorable long-term growth prospects. Subsequent to our purchase, the company agreed to merge with Vodafone Group PLC, a U.K.-based wireless communications company, which led to significant price appreciation for the fund's position. The fund also increased its exposure to offshore oil driller Diamond Offshore Drilling. Falling oil prices had pressured the stocks and convertible bonds of most oil-related companies in 1998; however, with the recent strengthening in worldwide oil prices following OPEC's announced supply reductions, these convertible bonds rebounded from their 1998 purchase levels.

The fund also exited certain convertible positions, which we viewed as having negative fundamental operating outlooks, during the 12-month period under review. For example, the fund sold its positions in assisted living-residence operator Assisted



6

-PAGE-
  PORTFOLIO BREAKDOWN
  BASED ON TOTAL NET ASSETS

                                                   4/30/99               4/30/98
--------------------------------------------------------------------------------
  High Yield Corporate Bonds                         30.0%                 28.0%

  Emerging Market Bonds                              23.4%                 23.7%

  International Bonds                                11.7%                 15.9%

  Mortgage Securities                                11.3%                  7.6%

  Convertible Securities                              8.6%                 10.1%

  U.S. Government Bonds                               7.9%                  4.8%

  Preferred Stock (Non-Convertible)                   0.5%                  0.6%

  Cash & Equivalents                                  6.6%                  9.3%

Living Concepts Inc. and telecommunications and computer equipment leasing company Leasing Solutions Inc. before these companies announced disappointing results that pushed down their stock prices. Going forward, the fund will continue to look for select opportunities to invest in the equities of undervalued companies with favorable fundamental outlooks.

U.S. GOVERNMENT SECURITIES

Although the fund held a limited exposure to the U.S. government securities sector at the beginning of the reporting period, during the summer of 1998 the fund nearly doubled its weighting in this sector in anticipation of rising volatility in the fixed-income markets. This increased sector allocation subsequently benefited the fund, as U.S. interest rates experienced a significant drop in the third quarter of 1998, pushing the price of bonds upward. However, given our expectations for more limited total return from U.S. government securities at current interest rate levels, the fund remained underweighted in this sector at the end of the fund's fiscal year.



                                                                               7

-PAGE-
U.S. MORTGAGE-BACKED SECURITIES

The fund began the 12-month reporting period with an underweighted exposure to the mortgage-backed securities market, as relatively low nominal yields and growing refinancing risk reduced the sector's attractiveness. However, the destabilization of the fixed-income markets during the third quarter of 1998 pushed mortgage yield spreads over Treasuries to near historical highs. As a result, the fund increased its exposure to this sector as the magnitude of this spread widening appeared overdone. Since the third quarter, the fund has already benefited from this increased allocation as mortgage yield spreads began to contract.

LOOKING FORWARD

Although domestic economic growth in 1999, as measured by gross domestic product, may not sustain the 4.1% pace set in the first quarter of 1999, the outlook for moderate economic growth combined with benign levels of inflation should continue to benefit the fund's domestic fixed-income holdings. Moreover, the stabilization of the global financial markets combined with the possibility for additional interest rate cuts in select markets should support the fund's holdings in the developed as well as emerging international markets. Given this stable-to-improving global economic outlook, we continue to favor more growth-oriented sectors, such as high yield corporate bonds and emerging market securities, particularly considering the yield spreads offered in these sectors at the end of the period. The fund's lower exposure to interest-rate sensitive sectors reflects our opinion that they will continue to offer relatively low nominal yields and more limited intermediate-term total return than other sectors. As in prior periods, the fund will continue to look for opportunities to enhance its long-term returns while reducing overall volatility by actively managing its sector and security allocations.



8

-PAGE-
Please remember that this discussion reflects our views, opinions and portfolio holdings as of April 30, 1999. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,



/s/ Christopher J. Molumphy
----------------------------------
    Christopher J. Molumphy
    Portfolio Manager
    Franklin Strategic Income Fund


  DIVIDEND DISTRIBUTIONS
  5/1/98 - 4/30/99

                                          DIVIDEND PER SHARE
                       ---------------------------------------------------------
MONTH                    CLASS A              CLASS B(*)               CLASS C
--------------------------------------------------------------------------------
May                     7.5 cents                --                     --
June                    7.5 cents                --                   7.12 cents
July                    6.8 cents                --                   6.42 cents
August                  6.8 cents                --                   6.42 cents
September               6.8 cents                --                   6.42 cents
October                 6.8 cents                --                   6.42 cents
November                6.8 cents                --                   6.42 cents
December                6.8 cents                --                   6.42 cents
January                 6.8 cents              6.80 cents             6.42 cents
February                6.8 cents              6.12 cents             6.42 cents
March                   6.8 cents              6.43 cents             6.42 cents
April                   6.8 cents              6.43 cents             6.42 cents
--------------------------------------------------------------------------------
Total                  83.0 cents             25.78 cents            71.32 cents

(*)January 1, 1999, the fund began offering Class B shares to investors. See the prospectus for details.



                                                                               9

-PAGE-
CLASS A (FORMERLY CLASS I):

Subject to the maximum 4.25%
initial sales charge.(*)

CLASS B:

Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.(*)

Class C (formerly Class II): Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.(*)

(*)The fund's manager has agreed in advance to waive a portion of its management fees, which reduces expenses and increases distribution rate, yield and total return to shareholders. If the manager had not taken this action, the fund's distribution rate and total return would have been lower and yield for the period would have been 7.24%, 7.16% and 7.08% for Classes A, B and C respectively. The fee waiver may be discontinued at any time, upon notice to the fund's Board of Directors.

PERFORMANCE SUMMARY AS OF 4/30/99

Distributions will vary based on earnings of the fund's portfolio and any profits realized from the sale of the portfolio's securities. Past distributions are not indicative of future trends. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION (5/1/98-4/30/99)

  CLASS A                              CHANGE             4/30/99        4/30/98
--------------------------------------------------------------------------------
  Net Asset Value                      -$0.40             $10.84         $11.24

                                       DISTRIBUTIONS
                                       -----------------------------------------
  Dividend Income                      $0.83

  CLASS B                              CHANGE             4/30/99        1/1/99
--------------------------------------------------------------------------------
  Net Asset Value                      +$0.10             $10.86         $10.76

                                       DISTRIBUTIONS
                                       -----------------------------------------
  Dividend Income                      $0.2578

  CLASS C                              CHANGE             4/30/99        5/1/98
--------------------------------------------------------------------------------
  Net Asset Value                      -$0.35             $10.84         $11.19

                                       DISTRIBUTIONS
                                       -----------------------------------------
  Dividend Income                      $0.7132




Past performance is not predictive of future results.



10

-PAGE-
PERFORMANCE

                                                                       INCEPTION
  CLASS A                                1-YEAR        3-YEAR           (6/1/94)
--------------------------------------------------------------------------------
  Cumulative Total Return(1)              +4.23%       +32.79%           +67.22%
  Average Annual Total Return(2)          -0.21%        +8.33%           +10.06%
  Value of $10,000 Investment(3)         $9,979       $12,713           $16,017

  Distribution Rate(4)                           7.21%
  30-Day Standardized Yield(5)                   7.53%

                                                                       INCEPTION
  CLASS B                                                               (1/1/99)
--------------------------------------------------------------------------------
  Cumulative Total Return(1)                                             +3.40%
  Aggregate Total Return(2)                                              -0.60%
  Value of $10,000 Investment(3)                                        $9,940

  Distribution Rate(4)                           7.10%
  30-Day Standardized Yield(5)                   7.47%

                                                                       INCEPTION
  CLASS C                                             1-YEAR            (5/1/98)
--------------------------------------------------------------------------------
  Cumulative Total Return(1)                           +3.59%            +3.59%
  Average Annual Total Return(2)                       +1.62%            +1.62%
  Value of $10,000 Investment(3)                     $10,162           $10,162

  Distribution Rate(4)                           7.04%
  30-Day Standardized Yield(5)                   7.39%




1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. Since Class B shares have existed for less than one year, aggregate total return for that class represents total return since inception, including the maximum sales charge.

3. These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.

4. Distribution rate is based on an annualization of the respective class's April monthly dividend and the maximum offering price per share on April 30, 1999.

5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended April 30, 1999.




Bond prices, and thus the fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

                                                                              11

-PAGE-
TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), fund expenses, account fees and reinvested distributions. The indices portrayed include price appreciation or depreciation and income as a percentage of the original investment. Going forward, we will replace the Salomon Non-U.S. World Government Bond Index and the Salomon High Yield Index with the Lehman Brothers U.S. Aggregate Index. The Lehman Brothers U.S. Aggregate Index is a broader measure of U.S. bond performance, representing the U.S. investment-grade fixed-rate bond market including government, corporate, mortgage pass-through and asset-backed securities. The composite index includes an even weighting among the following indices: Goldman Sachs Convertible Bond Index, Salomon Brothers High Yield Index, Salomon Brothers U.S. Mortgage Index, Salomon Brothers U.S. Treasury Index, Salomon Brady Bond Index, and Salomon Brothers Non-U.S. World Government Bond Index. Indices are unmanaged and include reinvested dividends, and one cannot invest directly in an index.



Past performance is not predictive of future results.



12

-PAGE-
CLASS A
(6/1/94 - 4/30/99)


The following line graph compares the performance of the Franklin Strategic Income Fund's Class A shares to that of Salomon Non-U.S. World Government Bond Index, Salomon Brothers High Yield Index, a Composite Index and Lehman Brothers U.S. Aggregate Index based on a $10,000 investment from 6/1/94 to 4/30/99.

                   Franklin   Lehman Brothers  Solomon Non-U.S.  Salomon Brothers  Composite
                  Strategic    U.S. Aggregate  World Government   High Yield Bond      Index
              Income Fund -             Index        Bond Index             Index
                    Class A
  6/1/94      $9,579           $10,000           $10,000           $10,000           $10,000
 6/30/94      $9,492 -0.22%     $9,978  2.42%    $10,242  0.11%    $10,011 -0.92%     $9,908
 7/31/94      $9,617  1.99%    $10,177  0.26%    $10,269  0.98%    $10,109  1.66%    $10,072
 8/31/94      $9,761  0.12%    $10,189 -0.58%    $10,209  0.56%    $10,166  2.04%    $10,278
 9/30/94      $9,808 -1.47%    $10,039  1.98%    $10,411 -0.26%    $10,139 -0.14%    $10,264
10/31/94      $9,825 -0.09%    $10,030  2.58%    $10,680  0.02%    $10,141 -0.12%    $10,251
11/30/94      $9,793 -0.22%    $10,008 -2.01%    $10,465 -1.10%    $10,030 -1.09%    $10,140
12/31/94      $9,746  0.69%    $10,077  0.05%    $10,470  1.12%    $10,142 -0.72%    $10,067
 1/31/95      $9,753  1.98%    $10,276  2.18%    $10,699  1.44%    $10,288  1.32%    $10,199
 2/28/95     $10,023  2.38%    $10,521  2.83%    $11,001  3.33%    $10,631  1.26%    $10,328
 3/31/95     $10,182  0.61%    $10,585  8.91%    $11,982  1.04%    $10,741  1.81%    $10,515
 4/30/95     $10,435  1.40%    $10,733  2.14%    $12,238  2.35%    $10,994  3.34%    $10,866
 5/31/95     $10,731  3.87%    $11,149  2.18%    $12,505  2.98%    $11,321  3.93%    $11,293
 6/30/95     $10,780  0.73%    $11,230  0.50%    $12,567  0.71%    $11,402  1.35%    $11,446
 7/31/95     $11,007 -0.22%    $11,205  0.53%    $12,634  1.20%    $11,539  0.84%    $11,542
 8/31/95     $11,035  1.21%    $11,341 -5.72%    $11,911  0.62%    $11,610  0.00%    $11,542
 9/30/95     $11,180  0.07%    $11,451  2.95%    $12,263  1.16%    $11,745  1.90%    $11,761
10/31/95     $11,273  1.30%    $11,600  0.32%    $12,302  0.84%    $11,843  0.06%    $11,758
11/30/95     $11,366  1.50%    $11,774  0.87%    $12,409  0.91%    $11,951  1.91%    $11,993
12/31/95     $11,566  1.40%    $11,939  0.87%    $12,517  1.59%    $12,141  2.17%    $12,253
 1/31/96     $11,771  0.66%    $12,018 -2.21%    $12,240  1.47%    $12,320  2.06%    $12,505
 2/29/96     $11,779 -1.74%    $11,808  0.29%    $12,276  0.62%    $12,396 -1.06%    $12,373
 3/31/96     $11,864 -0.70%    $11,726  0.25%    $12,306 -0.50%    $12,334  0.37%    $12,419
 4/30/96     $12,062 -0.56%    $11,660 -0.20%    $12,282 -0.03%    $12,330  0.72%    $12,508
 5/31/96     $12,228 -0.20%    $11,637  0.05%    $12,288  0.56%    $12,399  0.60%    $12,583
 6/30/96     $12,281  1.34%    $11,793  0.56%    $12,357  0.77%    $12,495  0.98%    $12,706
 7/31/96     $12,289  0.27%    $11,825  2.76%    $12,698  0.65%    $12,576  0.21%    $12,733
 8/31/96     $12,526 -0.17%    $11,805  0.67%    $12,783  1.04%    $12,707  1.36%    $12,906
 9/30/96     $12,938  1.74%    $12,010 -0.19%    $12,759  2.34%    $13,004  2.48%    $13,226
10/31/96     $13,063  2.22%    $12,277  1.69%    $12,974  1.15%    $13,154  1.17%    $13,381
11/30/96     $13,419  1.71%    $12,486  1.15%    $13,123  1.92%    $13,406  2.48%    $13,713
12/31/96     $13,538 -0.93%    $12,370 -0.71%    $13,030  0.79%    $13,512 -0.21%    $13,684
 1/31/97     $13,679  0.31%    $12,409 -4.06%    $12,501  0.75%    $13,614  0.55%    $13,759
 2/28/97     $13,759  0.25%    $12,440 -1.16%    $12,356  1.70%    $13,845  0.43%    $13,819
 3/31/97     $13,443 -1.11%    $12,302 -0.64%    $12,277 -1.03%    $13,702 -1.37%    $13,629
 4/30/97     $13,587  1.50%    $12,486 -2.03%    $12,028  0.72%    $13,801  1.10%    $13,779
 5/31/97     $13,883  0.95%    $12,605  3.68%    $12,471  2.02%    $14,080  2.70%    $14,151
 6/30/97     $14,117  1.19%    $12,755  1.23%    $12,624  1.69%    $14,318  1.74%    $14,397
 7/31/97     $14,430  2.70%    $13,099 -2.61%    $12,294  2.29%    $14,646  2.48%    $14,755
 8/31/97     $14,437 -0.85%    $12,988  0.45%    $12,350  0.25%    $14,682 -0.36%    $14,701
 9/30/97     $14,728  1.47%    $13,179  2.43%    $12,650  1.75%    $14,939  2.52%    $15,072
10/31/97     $14,500  1.45%    $13,370  2.24%    $12,933  0.80%    $15,059 -0.99%    $14,923
11/30/97     $14,690  0.46%    $13,431 -2.56%    $12,602  0.51%    $15,136  0.52%    $15,000
12/31/97     $14,895  1.01%    $13,567 -1.01%    $12,475  1.05%    $15,294  0.95%    $15,143
 1/31/98     $15,063  1.28%    $13,741  0.68%    $12,560  2.26%    $15,640  0.98%    $15,291
 2/28/98     $15,177 -0.08%    $13,730  1.41%    $12,737  0.67%    $15,745  1.55%    $15,528
 3/31/98     $15,306  0.34%    $13,776 -1.65%    $12,527  1.08%    $15,915  1.02%    $15,687
 4/30/98     $15,368  0.52%    $13,848  2.20%    $12,802  0.54%    $16,001  0.81%    $15,814
 5/31/98     $15,278  0.95%    $13,979 -0.16%    $12,782  0.27%    $16,044 -0.55%    $15,727
 6/30/98     $15,230  0.85%    $14,098 -0.36%    $12,736  0.22%    $16,079  0.03%    $15,731
 7/31/98     $15,338  0.21%    $14,128  0.12%    $12,751  0.80%    $16,208  0.15%    $15,755
 8/31/98     $13,904  1.63%    $14,358  2.74%    $13,100 -6.70%    $15,122 -5.76%    $14,847
 9/30/98     $14,593  2.34%    $14,694  6.56%    $13,960  1.23%    $15,308  3.63%    $15,386
10/31/98     $14,889 -0.53%    $14,616  4.51%    $14,589 -1.38%    $15,097  1.96%    $15,688
11/30/98     $15,487  0.57%    $14,700 -2.04%    $14,292  5.02%    $15,855  2.48%    $16,077
12/31/98     $15,498  0.30%    $14,744  2.82%    $14,695 -0.07%    $15,844  0.79%    $16,204
 1/31/99     $15,567  0.71%    $14,848 -1.57%    $14,464  1.50%    $16,081 -0.01%    $16,202
 2/28/99     $15,360 -1.75%    $14,589 -3.51%    $13,956 -0.84%    $15,946 -1.37%    $15,981
 3/31/99     $15,592  0.55%    $14,669  0.19%    $13,983  0.85%    $16,082  1.99%    $16,299
 4/30/99     $16,017  0.32%    $14,716 -0.15%    $13,962  2.09%    $16,418  2.26%    $16,667

Total         60.17%            47.16%            39.62%            64.18%            66.67%
Return

CLASS C
(5/1/98 - 4/30/99)


The following line graph compares the performance of the Franklin Strategic Income Fund's Class C shares to that of Salomon Non-U.S. World Government Bond Index, Salomon Brothers High Yield Index, a Composite Index and Lehman Brothers U.S. Aggregate Index based on a $10,000 investment from 5/1/98 to 4/30/99.

                       Franklin            Lehman      Salomon Non-           Salomon  Composite
                      Strategic     Brothers U.S.        U.S. World     Brothers High     Index*
                    Income Fund         Aggregate        Government        Yield Bond
                       -Class C             Index        Bond Index             Index
  5/1/98           9,903           $10,000           $10,000           $10,000           $10,000
 5/31/98           9,832  0.95%    $10,095 -0.16%     $9,984  0.27%    $10,027 -0.55%     $9,945
 6/30/98           9,789  0.85%    $10,181 -0.36%     $9,948  0.22%    $10,049  0.03%     $9,948
 7/31/98           9,855  0.21%    $10,202  0.12%     $9,960  0.80%    $10,129  0.15%     $9,963
 8/31/98           8,940  1.63%    $10,368  2.74%    $10,233 -6.70%     $9,451 -5.76%     $9,389
 9/30/98           9,369  2.34%    $10,611  6.56%    $10,904  1.23%     $9,567  3.63%     $9,730
10/31/98           9,556 -0.53%    $10,555  4.51%    $11,396 -1.38%     $9,435  1.96%     $9,921
11/30/98           9,936  0.57%    $10,615 -2.04%    $11,163  5.02%     $9,909  2.48%    $10,167
12/31/98           9,940  0.30%    $10,647  2.82%    $11,478 -0.07%     $9,902  0.79%    $10,247
 1/31/99           9,980  0.71%    $10,722 -1.57%    $11,298  1.50%    $10,050 -0.01%    $10,246
 2/28/99           9,844 -1.75%    $10,535 -3.51%    $10,902 -0.84%     $9,966 -1.37%    $10,106
 3/31/99           9,989  0.55%    $10,593  0.19%    $10,922  0.85%    $10,051  1.99%    $10,307
 4/30/99  2.69%*  10,162  0.32%    $10,627 -0.15%    $10,906  2.09%    $10,261  2.26%    $10,541

          *Note: 1% CDSC taken out of last value. Fund less than 18 months old.

Total              1.62%             6.27%             9.06%             2.61%             5.41%
Return

(*)Source for Salomon Brothers U.S. Treasury Index: Salomon Brothers. Source for other indices: Standard and Poor's(R) Micropal.

Past performance is not predictive of future results.


AVERAGE ANNUAL TOTAL RETURN
5/31/99

CLASS A
----------------------------------------------
1-Year                                  -0.21%

3-Year                                  +8.33%

Since Inception (6/1/94)               +10.06%


AVERAGE ANNUAL TOTAL RETURN
5/31/99

CLASS C
----------------------------------------------
1-Year                                  +1.62%

Since Inception (5/1/98)                +1.62%



                                                                              13

-PAGE-
FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS

                                                                                             CLASS A
                                                              ---------------------------------------------------------------------
                                                                                       YEAR ENDED APRIL 30,
                                                              ---------------------------------------------------------------------
                                                                  1999           1998          1997          1996           1995(1)
                                                              ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................      $  11.24       $  10.86       $ 10.77       $ 10.18         $10.00
                                                              ------------------------------------------------------------------
Income from investment operations:
 Net investment income .................................          0.86            .87           .93           .85            .70
 Net realized and unrealized gains .....................         (0.43)           .50           .39           .67            .15
                                                              ------------------------------------------------------------------
Total from investment operations .......................           .43           1.37          1.32          1.52            .85
                                                              ------------------------------------------------------------------
Less distributions from:
 Net investment income .................................         (0.83)          (.90)         (.96)         (.82)          (.67)
 Net realized gains ....................................            --           (.09)         (.27)         (.11)            --
                                                              ------------------------------------------------------------------
Total distributions ....................................          (.83)          (.99)        (1.23)         (.93)          (.67)
                                                              ------------------------------------------------------------------
Net asset value, end of year ...........................      $  10.84       $  11.24       $ 10.86       $ 10.77         $10.18
                                                              ==================================================================

Total return(*) ........................................          4.23%         13.10%        12.64%        15.59%          8.94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................      $247,574       $166,633       $34,864       $13,022         $6,736
Ratios to average net assets:
 Expenses ..............................................           .58%           .25%          .23%          .25%           .25%(2)
 Expenses excluding waiver and payments by affiliate ...           .99%          1.05%         1.05%         1.08%          1.38%(2)
 Net investment income .................................          7.99%          7.65%         8.60%         8.53%          7.93%(2)
Portfolio turnover rate ................................         48.68%         47.47%       114.26%        73.95%         68.43%




(*)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(1)For the period May 24, 1994 (effective date) to April 30, 1995.

(2)Annualized



14

-PAGE-
FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

                                                                     CLASS B
                                                                -----------------
                                                                    YEAR ENDED
                                                                APRIL 30, 1999(3)
                                                                -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................       $   10.76
                                                                  ---------
Income from investment operations:
 Net investment income ....................................            0.29
 Net realized and unrealized losses .......................            0.07
                                                                  ---------
Total from investment operations ..........................            0.36
                                                                  ---------
Less distributions from net investment income .............           (0.26)
                                                                  ---------
Net asset value, end of period ............................       $   10.86
                                                                  =========

Total return(*) ...........................................            3.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................       $   4,281
Ratios to average net assets:
 Expenses .................................................             .98%(2)
 Expenses excluding waiver and payments by affiliate ......            1.39%(2)
 Net investment income ....................................            7.59%(2)
Portfolio turnover rate ...................................           48.68%



(*)Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.

(2)Annualized

(3)For the period January 1, 1999 (effective date) to April 30, 1999.



                                                                              15

-PAGE-
FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

Financial Highlights (continued)

                                                                      CLASS C
                                                                 -----------------
                                                                     YEAR ENDED
                                                                 APRIL 30, 1999(4)
                                                                 -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........................       $    11.19
                                                                    ----------
Income from investment operations:
 Net investment income ......................................             0.76
 Net realized and unrealized losses .........................            (0.40)
                                                                    ----------
Total from investment operations ............................             0.36
                                                                    ----------
Less distributions from net investment income ...............            (0.71)
                                                                    ----------
Net asset value, end of year ................................       $    10.84
                                                                    ==========

Total return(*) .............................................             3.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............................       $   36,245
Ratios to average net assets:
 Expenses ...................................................              .98%
 Expenses excluding waiver and payments by affiliate ........             1.39%
 Net investment income ......................................             7.59%
Portfolio turnover rate .....................................            48.68%




(*)Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(4)For the period May 1, 1998 (effective date) to April 30, 1999.

                       See notes to financial statements.



16

-PAGE-
FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, APRIL 30, 1999

                                                                                                         SHARES/
                                                                                      COUNTRY           WARRANTS            VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a)COMMON STOCKS AND WARRANTS
   Gulf States Steel, wts., 4/15/03 ........................................       United States              200        $         2
   Harvard Industries Inc. .................................................       United States            8,240             70,040
   Loral Orion Network System, wts., 1/15/07 ...............................       United States              300              2,774
   Venezuela Oil Value Recovery, wts., 4/15/20 .............................         Venezuela              3,035                 --
                                                                                                                         -----------
   TOTAL COMMON STOCKS AND WARRANTS (COST $190,548) ........................                                                  72,816
                                                                                                                         -----------
   PREFERRED STOCKS .5%
(a)CSC Holdings Inc.,11.125%, pfd., M, PIK .................................       United States            1,406            164,509
   Fresenius Medical Care AG, 9.00%, pfd ...................................          Germany                 100            103,500
   R & B Falcon Corp., 144A, 13.875%, pfd., PIK ............................       United States              750            785,625
   Sinclair Capital, 11.625%, pfd ..........................................       United States            3,000            327,750
                                                                                                                         -----------
   TOTAL PREFERRED STOCKS (COST $1,249,966) ................................                                               1,381,384
                                                                                                                         -----------
   CONVERTIBLE PREFERRED STOCKS 5.7%
   CONSUMER NON-DURABLES .6%
   Ralston Purina Group, 7.00%, cvt. pfd ...................................       United States           35,000          1,627,500
                                                                                                                         -----------
   CONSUMER SERVICES .8%
   Host Marriott Corp., 6.75%, cvt. pfd ....................................       United States           46,000          2,113,125
   Triathlon Broadcasting Co., 9.00%, cvt. pfd .............................       United States           20,000            218,750
                                                                                                                         -----------
                                                                                                                           2,331,875
                                                                                                                         -----------
   FINANCE .7%
   Protective Life Capital Trust II, 6.50%, cvt. pfd .......................       United States           30,000          1,923,750
                                                                                                                         -----------
   PROCESS INDUSTRIES .6%
   Owens-Illinois Inc., 4.75%, cvt. pfd ....................................       United States           46,500          1,883,250
                                                                                                                         -----------
   TELECOMMUNICATIONS .9%
   MediaOne Group Inc., 6.25%, cvt. pfd ....................................       United States           27,000          2,163,375
   Salomon Smith Barney Holdings Inc., 6.25%, cvt. pfd .....................       United States            6,700            469,000
                                                                                                                         -----------
                                                                                                                           2,632,375
                                                                                                                         -----------
   TRANSPORTATION .8%
   Union Pacific Capital Trust, 6.25%, cvt. pfd ............................       United States           40,000          2,180,000
                                                                                                                         -----------
   UTILITIES 1.3%
   K N Energy Inc., 8.25%, cvt. pfd ........................................       United States           50,000          1,725,000
   Texas Utilities Co., 9.25%, cvt. pfd ....................................       United States           40,000          2,057,500
                                                                                                                         -----------
                                                                                                                           3,782,500
                                                                                                                         -----------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $15,925,947) ...................                                              16,361,250
                                                                                                                         -----------

                                                                                                       PRINCIPAL
                                                                                                       AMOUNT(*)
                                                                                                       ---------
   BONDS 30.0%
   COMMERCIAL SERVICES .8%
   AmeriServe Food Distribution Inc., senior note, 8.875%, 10/15/06 ........       United States       $  500,000            466,250
   AmeriServe Food Distribution Inc., senior sub. note, 10.125%, 7/15/07 ...       United States        1,000,000            815,000
   Fleming Cos. Inc., senior sub. note, B, 10.50%, 12/01/04 ................       United States          500,000            493,750
   Outdoor Systems Inc., senior sub. note, 8.875%, 6/15/07 .................       United States          500,000            537,500
                                                                                                                         -----------
                                                                                                                           2,312,500
                                                                                                                         -----------



                                                                              17

-PAGE-
FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

                                                                                                       PRINCIPAL
                                                                                      COUNTRY          AMOUNT(*)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   CONSUMER DURABLES 2.0%
   Dura Operating Corp., senior sub. note, 144A, 9.00%, 5/01/09 ............       United States       $1,000,000        $ 1,017,500
   Pillowtex Corp., senior sub. note, B, 9.00%, 12/15/07 ...................       United States        2,000,000          2,035,000
   Revlon Consumer Products Corp., senior note, 9.00%, 11/01/06 ............       United States          500,000            508,750
   Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 .......       United States        1,500,000          1,432,500
   Sealy Mattress Co., senior sub. note, B, 9.875%, 12/15/07 ...............       United States          200,000            201,500
   Sealy Mattress Co., senior disc. note, B, zero cpn. to 12/15/02,
    10.875% thereafter, 12/15/07 ...........................................       United States          300,000            195,000
   Windmere-Durable Holdings Inc., senior sub. note, 10.00%, 7/31/08 .......       United States          500,000            477,500
                                                                                                                         -----------
                                                                                                                           5,867,750
                                                                                                                         -----------
   CONSUMER NON-DURABLES .2%
   Compania De Alimentos Fargo SA, senior note, 144A, 13.25%, 8/01/08 ......         Argentina            500,000            435,000
                                                                                                                         -----------
   CONSUMER SERVICES 7.2%
   AMF Bowling Worldwide Inc., senior disc. note, B, zero cpn. to
    3/15/01, 12.25% thereafter, 3/15/06 ....................................       United States        1,118,000            648,440
   Chancellor Media Corp., senior sub. note, 9.00%, 10/01/08 ...............       United States        1,000,000          1,072,500
   Chancellor Media Corp., senior note, 144A, 8.00%, 11/01/08 ..............       United States          500,000            515,625
   Charter Communications Holdings LLC, senior note, 144A, zero cpn. to
    4/01/04, 9.92% thereafter, 4/01/11 .....................................       United States        3,250,000          2,128,750
   CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ....................       United States        1,750,000          1,960,000
   Diamond Holdings PLC, senior note, 9.125%, 2/01/08 ......................       United Kingdom       1,000,000          1,052,500
   Fox/Liberty Networks LLC, senior disc. note, zero cpn. to 8/15/02,
    9.75% thereafter, 8/15/07 ..............................................       United States        2,000,000          1,650,000
   Harrah's Operating Co. Inc., senior sub. note, 7.875%, 12/15/05 .........       United States        1,750,000          1,767,500
   La Petite Academy Inc., senior note, B, 10.00%, 5/15/08 .................       United States        1,500,000          1,503,750
   Prime Hospitality Corp., senior sub. note, B, 9.75%, 4/01/07 ............       United States        2,000,000          2,105,000
   Regal Cinemas Inc., senior sub. note, 9.50%, 6/01/08 ....................       United States        2,000,000          2,005,000
   Sinclair Broadcast Group Inc., senior sub. note, 8.75%, 12/15/07 ........       United States        1,700,000          1,712,750
   Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06 .............       United States          600,000            618,000
   Telewest Communications PLC, senior disc. deb., zero cpn. to
    10/01/00, 11.00% thereafter, 10/01/07 ..................................       United Kingdom       2,000,000          1,790,000
   Telewest Communications PLC, senior disc. note, 144A, zero cpn. to
    4/15/04, 9.25% thereafter, 4/15/09 .....................................       United Kingdom         500,000            338,750
                                                                                                                         -----------
                                                                                                                          20,868,565
                                                                                                                         -----------
   ENERGY MINERALS 1.9%
   Abraxas Petroleum Corp., senior note, D, 11.50%, 11/01/04 ...............       United States          880,000            519,200
   Chesapeake Energy Corp., senior note, B, 9.625%, 5/01/05 ................       United States          300,000            274,500
   Clark R&M Inc., senior sub. note, 8.875%, 11/15/07 ......................       United States        1,000,000            871,250
   Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 ...........           Mexico           1,800,000          1,791,000
   Nuevo Energy Co., senior sub. note, B, 8.875%, 6/01/08 ..................       United States          400,000            398,000
   P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 ...........       United States        1,500,000          1,563,750
                                                                                                                         -----------
                                                                                                                           5,417,700
                                                                                                                         -----------
   HEALTH SERVICES .9%
   Fresenius Medical Care Capital Trust, 7.875%, 2/01/08 ...................          Germany           1,000,000            985,000
   Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 .........       United States        1,000,000            855,000


18

-PAGE-
FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

                                                                                                       PRINCIPAL
                                                                                      COUNTRY          AMOUNT(*)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   HEALTH SERVICES (CONT.)
   Pharmerica Inc., senior sub. note, 8.375%, 4/01/08 ......................       United States       $  350,000        $   368,375
   Vencor Operating Inc., senior sub. note, 9.875%, 5/01/05 ................       United States        1,500,000            262,500
                                                                                                                         -----------
                                                                                                                           2,470,875
                                                                                                                         -----------
   INDUSTRIAL SERVICES 1.4%
   Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 ........       United States        2,000,000          1,985,000
   Dailey International Inc., senior note, B, 9.50%, 2/15/08 ...............       United States          300,000             91,500
   R & B Falcon Corp., senior note, 144A, 12.25%, 3/15/06 ..................       United States        1,000,000          1,045,000
   Universal Compression Inc., senior disc. note, zero cpn. to 2/15/03,
    9.875% thereafter, 2/15/08 .............................................       United States        1,250,000            775,000
                                                                                                                         -----------
                                                                                                                           3,896,500
                                                                                                                         -----------
   NON-ENERGY MINERALS .3%
   LTV Corp., senior note, 8.20%, 9/15/07 ..................................       United States        1,000,000            980,000
                                                                                                                         -----------
   PROCESS INDUSTRIES 2.4%
   Anchor Glass Container, senior note, 9.875%, 3/15/08 ....................       United States          700,000            649,250
   Anchor Glass, first mortgage, 11.25%, 4/01/05 ...........................       United States          300,000            318,375
   Ball Corp., senior note, 7.75%, 8/01/06 .................................       United States          500,000            515,625
   Ball Corp., senior sub. note, 8.25%, 8/01/08 ............................       United States          350,000            361,813
   Four M Corp., senior note, B, 12.00%, 6/01/06 ...........................       United States          200,000            152,000
   Graham Packaging Co., senior disc. note, B, zero cpn. to 1/15/03,
    10.75% thereafter, 1/15/09 .............................................       United States        1,700,000          1,198,500
   Graham Packaging Co., senior sub. note, B, 8.75%, 1/15/08 ...............       United States          200,000            203,000
   Packaging Corp. of America, senior sub. note, 144A, 9.625%, 4/01/09 .....       United States          500,000            516,875
   Pindo Deli Finance Mauritius Ltd., senior note, 10.25%, 10/01/02 ........         Indonesia            700,000            479,500
   Purina Mills Inc., senior sub. note, 9.00%, 3/15/10 .....................       United States        2,000,000          1,760,000
   Repap New Brunswick, senior note, 9.00%, 6/01/04 ........................           Canada             700,000            675,500
                                                                                                                         -----------
                                                                                                                           6,830,438
                                                                                                                         -----------
   PRODUCER MANUFACTURING 2.2%
   American Axle & Manufacturing, senior sub. note, 144A, 9.75%, 3/01/09 ...       United States        1,500,000          1,563,750
   Cambridge Industries Inc., senior sub. note, B, 10.25%, 7/15/07 .........       United States          600,000            525,000
   Falcon Building Products Inc., senior sub. disc. note, B, zero cpn ......
    to 6/15/02, 10.50% thereafter, 6/15/07 .................................       United States          250,000            163,125
   Falcon Building Products Inc., senior sub. note, B, 9.50%, 6/15/07 ......       United States        1,000,000            972,500
   Nortek Inc., senior note, 144A, 8.875%, 8/01/08 .........................       United States          500,000            520,000
   Nortek Inc., senior note, B, 9.125%, 9/01/07 ............................       United States          300,000            314,250
   Talon Automotive Group Inc., senior sub. note, B, 9.625%, 5/01/08 .......       United States          800,000            704,000
   Terex Corp., senior sub. note, 8.875%, 4/01/08 ..........................       United States        1,000,000            995,000
   Terex Corp., senior sub. note, 144A, 8.875%, 4/01/08 ....................       United States          500,000            497,500
                                                                                                                         -----------
                                                                                                                           6,255,125
                                                                                                                         -----------
   RETAIL TRADE .1%
   Shoppers Food Warehouse Corp., senior note, 9.75%, 6/15/04 ..............       United States          125,000            128,906
   Specialty Retailers Inc., senior note, B, 8.50%, 7/15/05 ................       United States          250,000            191,250
                                                                                                                         -----------
                                                                                                                             320,156
                                                                                                                         -----------

                                                                              19

-PAGE-
FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

                                                                                                        PRINCIPAL
                                                                                      COUNTRY           AMOUNT(*)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   TELECOMMUNICATIONS 8.8%
   Allegiance Telecom Inc., senior disc. note, B, zero cpn. to 2/15/03,
    11.75%, thereafter, 2/15/08 ............................................       United States       $ 2,000,000       $ 1,340,000
   Arch Communications Group, senior disc. note, zero cpn. to 3/15/01,
    10.875% thereafter, 3/15/08 ............................................       United States           300,000           151,500
   Clearnet Communications Inc., senior disc. note, zero cpn. to
    5/01/04, 10.125% thereafter, 5/01/09 ...................................           Canada            3,250,000         2,051,563
   Comcast Cellular Corp., senior note, B, 9.50%, 5/01/07 ..................       United States           400,000           455,500
   Dobson/Sygnet Communications Co., senior note, 144A, 12.25%, 12/15/08 ...       United States         2,000,000         2,225,000
   IntelCom Group Inc., senior secured disc. note, zero cpn. to 5/01/01,
    12.50% thereafter, 5/01/06 .............................................       United States         2,250,000         1,878,750
   Intermedia Communications Inc., senior disc. note, B, zero cpn. to
    7/15/02, 11.25% thereafter, 7/15/07 ....................................       United States         2,000,000         1,530,000
   Iridium LLC/CAP, senior note, D, 10.875%, 7/15/05 .......................          Bermuda            2,000,000           570,000
   IXC Communications Inc., senior sub. note, 9.00%, 4/15/08 ...............       United States           650,000           650,000
   Level 3 Communications Inc, senior disc. note, 144A, zero cpn. to
    12/01/03, 10.50% thereafter, 12/01/08 ..................................       United States         3,000,000         1,920,000
   Loral Space and Communications Ltd., senior disc. note, zero cpn. to
    1/15/02, 12.50% thereafter, 1/15/07 ....................................       United States           300,000           184,500
   McLeodUSA Inc., senior note, 144A, 8.125%, 2/15/09 ......................       United States         2,000,000         1,995,000
   Metrocall Inc., senior sub. note, 9.75%, 11/01/07 .......................       United States         1,000,000           830,000
   Metrocall Inc., senior sub. note, 144A, 11.00%, 9/15/08 .................       United States         1,000,000           895,000
   Microcell Telecommunications, senior disc. note, B, zero cpn. to
    12/01/01, 14.00% thereafter, 6/01/06 ...................................           Canada              450,000           380,250
   Millicom International Cellular SA, senior disc. note, zero cpn. to
    6/01/01, 13.50% thereafter, 6/01/06 ....................................         Luxembourg            300,000           233,250
   Netia Holdings BV, senior note, B, 10.25%, 11/01/07 .....................           Poland              200,000           190,500
   Netia Holdings BV, senior disc. note, B, zero cpn. to 11/01/01,
    11.25% thereafter, 11/01/07 ............................................           Poland              500,000           346,250
   Nextel Communications Inc., senior disc. note, 9.75%, 8/15/04 ...........       United States           500,000           521,250
   Nextel Communications Inc., senior disc. note, zero cpn. to 10/31/02,
    9.75% thereafter, 10/31/07 .............................................       United States           500,000           387,500
   Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03,
    9.95% thereafter, 2/15/08 ..............................................       United States         1,300,000           997,750
   NEXTLINK Communications Inc., senior note, 9.625%, 10/01/07 .............       United States           250,000           254,375
   NEXTLINK Communications Inc., senior disc. note, zero cpn. to
    4/15/03, 9.45% thereafter, 4/15/08 .....................................       United States           650,000           419,250
   NEXTLINK Communications Inc., senior note, 9.00%, 3/15/08 ...............       United States           750,000           746,250
   Paging Network, senior sub. note, 10.125%, 8/01/07 ......................       United States           400,000           326,000
   RSL Communications PLC, senior note, 12.00%, 11/01/08 ...................       United Kingdom          750,000           832,500
   RSL Communications PLC, senior disc. note, zero cpn. to 3/01/03,
    10.125% thereafter, 3/01/08 ............................................       United Kingdom        1,000,000           647,500
   Spectrasite Holdings Inc., senior disc. note, 144A, zero cpn. to
    4/15/04, 11.25% thereafter, 4/15/09 ....................................       United States         1,500,000           881,250
   Sprint Spectrum LP, senior disc. note, zero cpn. to 8/15/01, 12.50%
    thereafter, 8/15/06 ....................................................       United States           300,000           274,500
   Triton PCS Inc., sub. disc. note, zero cpn. to 5/01/03, 11.00%
    thereafter, 5/01/08 ....................................................       United States         1,750,000         1,111,250
                                                                                                                         -----------
                                                                                                                          25,226,438
                                                                                                                         -----------


20

-PAGE-
FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

                                                                                                        PRINCIPAL
                                                                                      COUNTRY           AMOUNT(*)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   TRANSPORTATION .6%
   American Commercial Lines LLC, senior note, 10.25%, 6/30/08 .............       United States       $ 1,000,000       $ 1,037,500
   Ultrapetrol (Bahamas) Ltd., first mortgage, 10.50%, 4/01/08 .............          Bahamas            1,000,000           825,000
                                                                                                                         -----------
                                                                                                                           1,862,500
                                                                                                                         -----------
   UTILITIES 1.2%
   AES China Generating Co., senior note, 10.125%, 12/15/06 ................           China               100,000            68,500
   AES Corp., senior sub. note, 8.50%, 11/01/07 ............................       United States           750,000           744,375
   CMS Energy Corp., senior note, 7.50%, 1/15/09 ...........................       United States         1,650,000         1,658,250
   Niagara Mohawk Power Corp., senior disc. note, H, zero cpn. to
    7/01/03, 8.50% thereafter, 7/01/10 .....................................       United States         1,500,000         1,147,500
                                                                                                                         -----------
                                                                                                                           3,618,625
                                                                                                                         -----------
   TOTAL BONDS (COST $89,335,698) ..........................................                                              86,362,172
                                                                                                                         -----------
   CONVERTIBLE BONDS 2.9%
   ELECTRONIC TECHNOLOGY .7%
   Sanmina Corp., cvt., 144A, 4.25%, 5/01/04 ...............................       United States         2,000,000         2,000,000
                                                                                                                         -----------
   FINANCE .3%
   Macerich Co., cvt., senior sub. note, 144A, 7.25%, 12/15/02 .............       United States         1,000,000           935,000
                                                                                                                         -----------
   HEALTH SERVICES .6%
   Omnicare Inc., cvt., 5.00%, 12/01/07 ....................................       United States         2,000,000         1,825,100
                                                                                                                         -----------
   INDUSTRIAL SERVICES .8%
   Diamond Offshore Drilling, cvt. sub. note, 3.75%, 2/15/07 ...............       United States         2,000,000         2,157,500
                                                                                                                         -----------
   TELECOMMUNICATIONS .5%
   Global Telesystems Group Inc., cvt., 5.75%, 7/01/10 .....................         Luxembourg          1,000,000         1,332,500
                                                                                                                         -----------
   TOTAL CONVERTIBLE BONDS (COST $8,312,780) ...............................                                               8,250,100
                                                                                                                         -----------
   OTHER MORTGAGES 1.9%
   Delta Home Equity, 6.37%, 7/15/28 .......................................       United States         2,000,000         1,988,110
   MLMI, 1998-C2 A2, 6.39%, 2/15/30 ........................................       United States         1,500,000         1,499,813
   Morgan Stanley Capital I, 6.55%, 12/15/07 ...............................       United States         2,000,000         2,034,375
                                                                                                                         -----------
   TOTAL OTHER MORTGAGES (COST $5, 579,900) ................................                                              5, 522,298
                                                                                                                         -----------
   U.S. GOVERNMENT SECURITIES AND AGENCIES/MORTGAGES 11.4%
   U.S. GOVERNMENT AGENCIES/MORTGAGES 9.4%
   FHLMC, 7.00%, 1/01/09 ...................................................       United States            14,360            14,746
   FHLMC, 6.50%, 4/01/11 ...................................................       United States            25,283            25,624
   FHLMC, 7.00%, 9/01/11 ...................................................       United States            28,719            29,479
   FHLMC, 7.00%, 4/01/24 ...................................................       United States            29,458            30,010
   FHLMC, 7.50%, 4/01/24 ...................................................       United States            28,308            29,153
   FHLMC, 8.50%, 12/01/24 ..................................................       United States            13,554            14,295
   FHLMC, 9.00%, 12/01/24 ..................................................       United States             7,295             7,778
   FHLMC, 7.00%, 11/01/25 ..................................................       United States            22,676            23,098
   FHLMC, 8.00%, 11/01/25 ..................................................       United States            16,506            17,211
   FHLMC, 6.50%, 12/01/25 ..................................................       United States            30,016            29,944
   FHLMC, 7.50%, 1/01/26 ...................................................       United States            20,042            20,633
   FHLMC, 8.00%, 1/01/26 ...................................................       United States            12,026            12,540
   FHLMC, 6.50%, 3/01/26 ...................................................       United States            42,681            42,572


                                                                              21

-PAGE-
FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

                                                                                                        PRINCIPAL
                                                                                      COUNTRY           AMOUNT(*)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT SECURITIES AND AGENCIES/MORTGAGES (CONT.)
   U.S. GOVERNMENT AGENCIES/MORTGAGES (CONT.)
   FHLMC, 7.00%, 9/01/26 ...................................................       United States       $    22,071       $    22,476
   FHLMC, 7.50%, 1/01/27 ...................................................       United States            35,686            36,737
   FHLMC, 7.00%, 4/01/28 ...................................................       United States           119,351           121,303
   FHLMC, 7.00%, 4/01/28 ...................................................       United States           206,389           209,765
   FHLMC, 7.00%, 5/01/28 ...................................................       United States           511,724           520,058
   FNMA, 7.50%, 10/01/07 ...................................................       United States            20,457            21,150
   FNMA, 6.50%, 2/01/09 ....................................................       United States            21,828            22,092
   FNMA, 6.50%, 4/01/11 ....................................................       United States            17,770            17,961
   FNMA, 6.50%, 6/01/13 ....................................................       United States           898,854           908,355
(b)FNMA, 6.00%, 5/01/14 ....................................................       United States         1,000,000           991,250
   FNMA, 6.50%, 1/01/24 ....................................................       United States            28,297            28,270
   FNMA, 7.00%, 5/01/24 ....................................................       United States            13,289            13,516
   FNMA, 8.00%, 1/01/25 ....................................................       United States            13,802            14,379
   FNMA, 9.00%, 3/01/25 ....................................................       United States             3,412             3,636
   FNMA, 9.00%, 5/01/25 ....................................................       United States             4,224             4,501
   FNMA, 8.50%, 7/01/25 ....................................................       United States            11,485            12,103
   FNMA, 8.00%, 12/01/25 ...................................................       United States           478,439           498,424
   FNMA, 7.00%, 1/01/26 ....................................................       United States            37,416            38,039
   FNMA, 7.00%, 3/01/26 ....................................................       United States            39,919            40,575
   FNMA, 7.50%, 3/01/26 ....................................................       United States            25,100            25,867
   FNMA, 8.00%, 5/01/26 ....................................................       United States            13,056            13,601
   FNMA, 8.00%, 6/01/26 ....................................................       United States             9,290             9,678
   FNMA, 7.50%, 8/01/26 ....................................................       United States            20,974            21,615
   FNMA, 7.50%, 10/01/26 ...................................................       United States             7,219             7,439
   FNMA, 8.00%, 1/01/27 ....................................................       United States            11,994            12,493
   FNMA, 7.00%, 4/01/27 ....................................................       United States           633,740           643,814
   FNMA, 7.50%, 11/01/27 ...................................................       United States           874,793           901,039
   FNMA, 6.50%, 3/01/28 ....................................................       United States         2,850,001         2,837,556
   FNMA, 7.00%, 6/01/28 ....................................................       United States         1,335,989         1,355,934
   FNMA, 6.00%, 9/01/28 ....................................................       United States           975,580           947,569
   FNMA, 6.00%, 10/01/28 ...................................................       United States           977,825           949,750
   FNMA, 6.50%, 12/01/28 ...................................................       United States           962,565           958,362
   FNMA, 7.50%, 12/01/28 ...................................................       United States           811,705           835,677
   FNMA, 6.00%, 1/01/29 ....................................................       United States         1,002,055           973,284
   FNMA, 6.00%, 1/01/29 ....................................................       United States         1,006,633           977,731
(b)FNMA, 7.00%, 5/01/29 ....................................................       United States         1,000,000         1,013,750
   GNMA I, 7.50%, 5/15/27 ..................................................       United States           825,342           852,414
   GNMA I, 8.00%, 4/15/28 ..................................................       United States           723,948           755,709
   GNMA, SF, 7.00%, 7/15/08 ................................................       United States           921,824           950,597
   GNMA, SF, 7.50%, 9/15/23 ................................................       United States            13,221            13,673
   GNMA, SF, 6.50%, 3/15/24 ................................................       United States            40,289            40,215
   GNMA, SF, 8.00%, 6/15/24 ................................................       United States            27,331            28,543
   GNMA, SF, 8.50%, 8/15/24 ................................................       United States             6,689             7,096
   GNMA, SF, 9.00%, 1/15/25 ................................................       United States             4,832             5,166
   GNMA, SF, 8.00%, 2/15/25 ................................................       United States            11,652            12,168
   GNMA, SF, 9.50%, 6/15/25 ................................................       United States             6,457             6,970
   GNMA, SF, 7.50%, 1/15/26 ................................................       United States            14,705            15,189


22

-PAGE-
FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

                                                                                                        PRINCIPAL
                                                                                      COUNTRY           AMOUNT(*)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT SECURITIES AND AGENCIES/MORTGAGES (CONT.)
   U.S. GOVERNMENT AGENCIES/MORTGAGES (CONT.)
   GNMA, SF, 7.50%, 1/15/26 ................................................       United States       $    16,706       $    17,256
   GNMA, SF, 7.50%, 2/15/26 ................................................       United States            18,924            19,547
   GNMA, SF, 7.00%, 3/15/26 ................................................       United States            19,064            19,392
   GNMA, SF, 9.00%, 3/15/26 ................................................       United States            30,134            32,220
   GNMA, SF, 8.00%, 7/15/26 ................................................       United States            22,583            23,580
   GNMA, SF, 8.00%, 7/15/26 ................................................       United States            22,373            23,362
   GNMA, SF, 8.50%, 7/15/26 ................................................       United States            12,293            13,018
   GNMA, SF, 8.00%, 9/15/26 ................................................       United States           361,386           377,355
   GNMA, SF, 8.00%, 9/15/26 ................................................       United States           483,037           504,382
   GNMA, SF, 8.00%, 12/15/26 ...............................................       United States           478,084           499,210
   GNMA, SF, 7.50%, 9/15/27 ................................................       United States           509,891           526,616
   GNMA, SF, 8.00%, 9/15/27 ................................................       United States           423,836           442,433
   GNMA, SF, 7.00%, 11/15/27 ...............................................       United States           951,104           967,295
   GNMA, SF, 7.00%, 5/15/28 ................................................       United States            45,004            45,766
   GNMA, SF, 7.00%, 6/15/28 ................................................       United States           996,601         1,013,472
   GNMA, SF, 6.50%, 12/15/28 ...............................................       United States           491,672           489,615
   GNMA, SF, 6.50%, 1/15/29 ................................................       United States         1,007,716         1,003,236
   GNMA, SF, 6.50%, 2/15/29 ................................................       United States         1,008,133         1,003,651
   GNMA, SF, 6.50%, 2/15/29 ................................................       United States         1,008,162         1,003,680
   GNMA, SF, 8.00%, 6/15/26 ................................................       United States            31,743            33,145
                                                                                                                         -----------
                                                                                                                          27,052,803
                                                                                                                         -----------
   U.S. GOVERNMENT SECURITIES 2.0%
   U.S. Treasury Bond, 7.125%, 2/15/23 .....................................       United States           400,000           460,125
   U.S. Treasury Note, 5.625%, 12/31/02 ....................................       United States         2,500,000         2,530,470
   U.S. Treasury Note, 8.875%, 2/15/19 .....................................       United States         2,000,000         2,680,626
                                                                                                                         -----------
                                                                                                                           5,671,221
                                                                                                                         -----------
   TOTAL U.S. GOVERNMENT SECURITIES AND AGENCIES/MORTGAGES
    (COST $32,770,228) .....................................................                                              32,724,024
                                                                                                                         -----------
   OTHER U.S. GOVERNMENT AND AGENCY SECURITIES 5.9%
   Fannie Mae, 5.75%, 4/15/03 ..............................................       United States        11,000,000        11,065,494
   Fannie Mae, 5.75%, 6/15/05 ..............................................       United States         6,000,000         6,027,858
                                                                                                                         -----------
   TOTAL OTHER U.S. GOVERNMENT AND AGENCY SECURITIES (COST $17,027,046) ....                                              17,093,352
                                                                                                                         -----------
   FOREIGN GOVERNMENT AND AGENCY SECURITIES 35.1%
   Argentina Government, 9.75%, 9/19/27 ....................................         Argentina             730,000           638,750
   Australian Government, 10.00%, 10/15/07 .................................         Australia           3,400,000 AUD     2,944,236
   Belgium Kingdom, 26, 6.25%, 3/28/07 .....................................          Belgium              619,734 EUR       757,797
   Belgium Kingdom, 28, 5.75%, 3/28/08 .....................................          Belgium            2,716,417 EUR     3,230,189
   Bundesobligation, 118, 5.25%, 2/21/01 ...................................          Germany            1,311,464 EUR     1,449,065
   Bundesrepublic Deutschland, 97, 6.00%, 1/04/07 ..........................          Germany            2,336,228 EUR     2,848,036
   Buoni Poliennali del Tesoro, 10.50%, 7/15/00 ............................           Italy             1,061,319 EUR     1,223,205
   Buoni Poliennali del Tesoro, 6.75%, 2/01/07 .............................           Italy             1,513,219 EUR     1,906,043
   Deutschland Republic, 6.00%, 1/05/06 ....................................          Germany              600,768 EUR       727,678
   Federal Republic of Germany, 7.375%, 1/03/05 ............................          Germany            1,000,000 EUR     1,269,810
   Government of Canada, 7.00%, 12/01/06 ...................................           Canada              685,000 CAD       524,496
   Government of France, 5.50%, 4/25/07 ....................................           France              914,694 EUR     1,081,311


                                                                              23

-PAGE-
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FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

                                                                                                        PRINCIPAL
                                                                                      COUNTRY           AMOUNT(*)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
   FOREIGN GOVERNMENT AND AGENCY SECURITIES  (CONT.)
   Government of Jamaica, Reg S, 9.625%, 7/02/02 ...........................          Jamaica          $ 1,750,000      $  1,653,750
   Kingdom of Denmark, 9.00%, 11/15/00 .....................................          Denmark            1,785,000 DKK       276,417
   Kingdom of Denmark, 7.00%, 12/15/04 .....................................          Denmark            6,000,000 DKK       997,863
   Kingdom of Denmark, 7.00%, 11/15/07 .....................................          Denmark            9,000,000 DKK     1,538,981
   Netherlands Government, 8.50%, 6/01/06 ..................................        Netherlands          1,619,708 EUR     2,216,845
   New Zealand Government, 7.00%, 7/15/09 ..................................        New Zealand          2,000,000 NZD     1,224,058
   Peru - Pdi., FRN, 3/07/17 ...............................................            Peru             5,100,000         3,471,213
   Republic of Argentina Bonos Del Tesoro, BT02, 8.75%, 5/09/02 ............         Argentina           5,400,000         5,159,700
   Republic of Argentina, 9.25%, 2/23/01 ...................................         Argentina             275,000           280,844
   Republic of Argentina, 11.375%, 1/30/17 .................................         Argentina           2,000,000         1,991,250
   Republic of Argentina, FRN, 3/31/23 .....................................         Argentina           2,000,000         1,425,000
   Republic of Brazil - DCB, FRN, 4/15/12 ..................................           Brazil              300,000           192,375
   Republic of Brazil, 8.875%, 11/05/01 ....................................           Brazil            2,295,000         2,254,838
   Republic of Brazil, 11.625%, 4/15/04 ....................................           Brazil            1,500,000         1,453,125
   Republic of Brazil, 9.375%, 4/07/08 .....................................           Brazil            4,000,000         3,412,500
   Republic of Brazil, FRN, 4/15/14 ........................................           Brazil            1,458,242         1,016,007
   Republic of Bulgaria, FRN, 7/28/11 ......................................          Bulgaria           6,220,000         4,217,969
   Republic of Bulgaria, FRN, 7/28/11 ......................................          Bulgaria             110,000            74,594
   Republic of Bulgaria, FRN, Series A, 7/28/24 ............................          Bulgaria           1,000,000           686,880
   Republic of Ecuador, 11.25%, 4/25/02 ....................................          Ecuador            1,500,000         1,087,500
   Republic of Ecuador, 4.00%, 2/28/25 .....................................          Ecuador            1,000,000           425,000
   Republic of Ecuador, 144A, 11.25%, 4/25/02 ..............................          Ecuador              750,000           543,750
   Republic of Ecuador, FRN, 2/28/25 .......................................          Ecuador            2,050,000         1,063,438
   Republic of Korea, 8.875%, 4/15/08 ......................................        South Korea          3,100,000         3,377,078
   Republic of Panama, 8.875%, 9/30/27 .....................................           Panama            1,500,000         1,417,500
   Republic of Turkey, 144A, 9.875%, 2/23/05 ...............................           Turkey            1,680,000         1,591,091
   Republic of Turkey, 144A, 9.875%, 2/23/05 ...............................           Turkey              850,000           805,016
   Republic of Turkey, 144A, 10.00%, 9/19/07 ...............................           Turkey              875,000           828,625
   Republic of Turkey, Reg S, 10.00%, 9/19/07 ..............................           Turkey            1,315,000         1,245,305
   Republic of Venezuela - DCB, FRN, 12/18/07 ..............................         Venezuela             857,143           691,071
   Republic of Venezuela, 144A, 9.125%, 6/18/07 ............................         Venezuela             100,000            77,500
   Republic of Venezuela, 9.125%, 6/18/07 ..................................         Venezuela           1,200,000           930,000
   Republic of Venezuela, FRN, 3/31/20 .....................................         Venezuela             250,000           180,938
   Russia Ministry of Finance, 10.00%, 6/26/07 .............................           Russia            8,000,000         3,210,000
   SEI Holdings IX Inc., 144A, 11.00%, 11/30/00 ............................    Trinidad And Tobago        125,000           120,000
   Spanish Government, 6.00%, 1/31/08 ......................................           Spain             1,376,318 EUR     1,662,911
   Swedish Government, 10.25%, 5/05/03 .....................................           Sweden            7,000,000 SEK     1,046,946
   Treuhandanstalt, 7.75%, 10/01/02 ........................................          Germany              782,277 EUR       953,902
   U.K. Treasury, 6.50%, 12/07/03 ..........................................       United Kingdom          995,000 GBP     1,754,346
   U.K. Treasury, 7.50%, 12/07/06 ..........................................       United Kingdom        2,081,000 GBP     3,923,444
   United Mexican States, 9.75%, 2/06/01 ...................................           Mexico            1,950,000         2,033,363
   United Mexican States, 9.75%, 4/06/05 ...................................           Mexico            2,000,000         2,077,500
   United Mexican States, 8.625%, 3/12/08 ..................................           Mexico            7,470,000         7,357,950
   United Mexican States, 11.375%, 9/15/16 .................................           Mexico            2,810,000         3,210,425
   United Mexican States, 11.50%, 5/15/26 ..................................           Mexico            2,850,000         3,387,938
   Venezuela Government, 9.25%, 9/15/27 ....................................         Venezuela           5,383,000         3,932,950
                                                                                                                        ------------
   TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $100,143,401) ......                                             101,080,312
                                                                                                                        ------------
   TOTAL LONG TERM INVESTMENTS (COST $270,535,514) .........................                                             268,847,708
                                                                                                                        ------------


24

-PAGE-
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FRANKLIN STRATEGIC INCOME FUND

STATEMENT OF INVESTMENTS, APRIL 30, 1999 (CONT.)

                                                                                                        PRINCIPAL
                                                                                      COUNTRY           AMOUNT(*)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
(c)REPURCHASE AGREEMENT 6.9%
   Joint Repurchase Agreement, 4.8619%, 5/03/99, (Maturity Value
    $20,006,116) (COST $19,998,014) ........................................       UNITED STATES       $19,998,014     $ 19,998,014
     Barclays Capital Inc.
     Bear, Stearns & Co. Inc.
     Chase Securities Inc.
     CIBC Oppenheimer Corp.
     Deutsche Bank Securities Corp.
     Donaldson, Lufkin & Jenrette Securities Corp.
     Dresdner Kleinwort Benson, North America, LLC
     Lehman Brothers Inc.
     Paine Webber Inc.
     Paribas Corp.
     UBS Securities, LLC
       Collateralized By U.S. Treasury Bills & Notes
                                                                                                                       ------------
   TOTAL INVESTMENTS (COST $290,533,528) 100.3% ............................                                            288,845,722
   OTHER ASSETS, LESS LIABILITIES (.3%) ....................................                                               (746,203)
                                                                                                                       ------------
   NET ASSETS 100.0% .......................................................                                           $288,099,519
                                                                                                                       ============

CURRENCY ABBREVIATIONS

AUD - Australian Dollar

CAD - Canadian Dollar

DKK - Danish Krone

EUR - European Union Euro

GBP - British Pound

NZD - New Zealand Dollar

SEK - Swedish Krona




(*)Securities traded in U.S. dollars unless otherwise indicated.

(a)Non-income producing.

(b)Sufficient collateral has been segregated for securities traded on a when issued or delayed delivery.

(c)Investment is through participation in a joint account with other funds managed by the investment advisor. At April 30, 1999, all repurchase agreements had been entered into on that date.

                       See notes to financial statements.



                                                                              25

-PAGE-
FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30,1999

    Assets:
     Investments in securities, at value (cost $290,533,528) ......................................................   $ 288,845,722
     Receivables:
      Investment securities sold ..................................................................................       2,010,371
      Capital shares sold .........................................................................................       1,668,951
      Dividends and interest ......................................................................................       4,755,571
                                                                                                                      -------------
          Total assets ............................................................................................     297,280,615
                                                                                                                      -------------
    Liabilities:
     Payables:
      Investment securities purchased .............................................................................       7,798,298
      Capital shares redeemed .....................................................................................         821,039
      Affiliates ..................................................................................................         280,165
      Shareholders ................................................................................................         256,594
     Other liabilities ............................................................................................          25,000
                                                                                                                      -------------
          Total liabilities .......................................................................................       9,181,096
                                                                                                                      -------------
           Net assets, at value ...................................................................................   $ 288,099,519
                                                                                                                      =============
    Net assets consist of:
     Undistributed net investment income ..........................................................................   $     761,552
     Net unrealized depreciation ..................................................................................      (1,725,535)
     Accumulated net realized loss ................................................................................      (1,925,585)
     Capital shares ...............................................................................................     290,989,087
                                                                                                                      =============
          Net assets, at value ....................................................................................   $ 288,099,519
                                                                                                                      =============
    CLASS A:
     Net asset value per share ($247,573,598 divided by 22,844,778 shares outstanding)(*) .........................   $       10.84
                                                                                                                      =============
     Maximum offering price per share ($10.84 divided by 95.75%) ..................................................   $       11.32
                                                                                                                      =============
    CLASS B:
     Net asset value and maximum offering price per share ($4,281,231 divided by 394,213 shares outstanding)(*) ...   $       10.86
                                                                                                                      =============
    CLASS C:
     Net asset value per share ($36,244,690 divided by 3,344,523 shares outstanding)(*) ...........................   $       10.84
                                                                                                                      =============
     Maximum offering price per share ($10.84 divided by 99.00%) ..................................................   $       10.95
                                                                                                                      =============

(*)Redemption price is equal to net asset value less any applicable contingent deferred sales charges.

                       See notes to financial statements.



26

-PAGE-
FRANKLIN STRATEGIC SERIES

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Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 1999

Investment income:
 Dividends ..................................................................   $    746,731
 Interest ...................................................................     19,572,342
                                                                                ------------
      Total investment income ...............................................     20,319,073
                                                                                ------------
Expenses:
 Management fees (Note 3) ...................................................      1,308,242
 Distribution fees (Note 3)
  Class A ...................................................................        541,434
  Class B ...................................................................          4,050
  Class C ...................................................................        130,244
 Transfer agent fees (Note 3) ...............................................        219,435
 Custodian fees .............................................................         38,009
 Reports to shareholders ....................................................         48,638
 Registration and filing fees ...............................................        106,274
 Professional fees ..........................................................          8,781
 Trustees' fees and expenses ................................................          3,335
 Other ......................................................................         33,671
      Total expenses ........................................................      2,442,113
      Expenses waived/paid by affiliate (Note 3) ............................       (980,107)
                                                                                ------------
       Net expenses .........................................................      1,462,006
                                                                                ------------
        Net investment income ...............................................     18,857,067
                                                                                ------------
Realized and unrealized gains (losses): Net realized gain (loss) from:
  Investments ...............................................................     (1,791,406)
  Foreign currency transactions .............................................       (303,038)
                                                                                ------------
      Net realized loss .....................................................     (2,094,444)
 Net unrealized appreciation (depreciation) on:
  Investments ...............................................................     (3,934,123)
  Translation of assets and liabilities denominated in foreign currencies ...        (43,887)
                                                                                ------------
      Net unrealized depreciation ...........................................     (3,978,010)
                                                                                ------------
Net realized and unrealized loss ............................................     (6,072,454)
                                                                                ------------
Net increase in net assets resulting from operations ........................   $ 12,784,613
                                                                                ============



                       See notes to financial statements.

                                                                              27

-PAGE-
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FRANKLIN STRATEGIC INCOME FUND

Financial Statements (continued)

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 1999 AND 1998

                                                                                                       1999                1998
                                                                                                   -------------      -------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................................................................     $  18,857,067      $   6,590,381
  Net realized gain (loss) from investments and foreign currency transactions ................        (2,094,444)           335,312
  Net unrealized appreciation (depreciation) on investments and translation of assets and
   liabilities denominated in foreign currencies .............................................        (3,978,010)         2,122,179
                                                                                                   -------------      -------------
      Net increase in net assets resulting from operations ...................................        12,784,613          9,047,872
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................................................................       (16,526,206)        (6,541,159)
   Class B ...................................................................................           (34,549)                --
   Class C ...................................................................................        (1,362,771)                --
  Net realized gains:
   Class A ...................................................................................                --           (692,982)
                                                                                                   -------------      -------------
 Total distributions to shareholders .........................................................       (17,923,526)        (7,234,141)
 Capital share transactions: (Note 2)
  Class A ....................................................................................        86,606,278        129,955,768
  Class B ....................................................................................         4,206,050                 --
  Class C ....................................................................................        35,792,706                 --
                                                                                                   -------------      -------------
 Total capital share transactions ............................................................       126,605,034        129,955,768
      Net increase in net assets .............................................................       121,466,121        131,769,499
Net assets:
 Beginning of period .........................................................................       166,633,398         34,863,899
                                                                                                   -------------      -------------
 End of period ...............................................................................     $ 288,099,519      $ 166,633,398
                                                                                                   =============      =============
Undistributed net investment income included in net assets:
 End of period ...............................................................................     $     761,552      $     131,047
                                                                                                   =============      =============




                       See notes to financial statements.



28

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FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-ended investment company, consisting of ten separate series (the Funds). The Franklin Strategic Income Fund (the Fund) is a non-diversified, open-end investment company. The Fund seeks to obtain a high level of current income while seeking capital appreciation.

On March 25, 1999, the Board of Trustees for the Franklin Strategic Series approved a proposal to merge Franklin Managed Trust Investment Grade Income Fund into the Franklin Strategic Income Fund, subject to shareholder approval.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations (see note 6 for details).

d. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

f. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.



                                                                              29

-PAGE-
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FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

f. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS: (CONT.)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The fund offers three classes of shares: Class A, Class B and Class C. Effective January 1, 1999, Class I and Class II were renamed Class A and Class C, respectively, and the fund began offering a new class of shares, Class B. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At April 30, 1999, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                                   YEAR ENDED APRIL 30,
                                                           -------------------------------------------------------------------
                                                                        1999                                  1998
                                                           -----------------------------         -----------------------------
                                                             SHARES            AMOUNT              SHARES            AMOUNT
                                                           ----------      -------------         ----------      -------------
CLASS A SHARES:
 Shares sold ......................................        14,954,299      $ 160,265,362         13,008,094      $ 145,482,936
 Shares issued in reinvestment of distributions ...           955,604         10,163,162            433,246          4,823,299
 Share redeemed ...................................        (7,896,393)       (83,822,246)        (1,820,464)       (20,350,467)
                                                           ----------      -------------         ----------      -------------
 Net increase .....................................         8,013,510      $  86,606,278         11,620,876      $ 129,955,768
                                                           ==========      =============         ==========      =============
CLASS B SHARES:(1)
 Shares sold ......................................           392,984      $   4,193,206
 Shares issued in reinvestment of distributions ...             2,081             21,959
 Share redeemed ...................................              (852)            (9,115)
                                                           ----------      -------------
 Net increase .....................................           394,213      $   4,206,050
                                                           ==========      =============
CLASS C SHARES:(2)
 Shares sold ......................................         3,660,567      $  39,127,644
 Shares issued in reinvestment of distributions ...            81,594            860,843
 Share redeemed ...................................          (397,638)        (4,195,781)
                                                           ----------      -------------
 Net increase .....................................         3,344,523      $  35,792,706
                                                           ==========      =============

(1)For the period January 1, 1999 (effective date) to April 30, 1999.

(2)For the period May 1, 1998 (effective date) to April 30, 1999.



30

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FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, Inc. (FT Services), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

        ANNUALIZED
         FEE RATE      AVERAGE DAILY NET ASSETS
        -----------------------------------------------------------------
          .625%        First $100 million
          .500%        Over $100 million, up to and including $250 million
          .450%        Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under a subadvisory agreement, Templeton Investment Counsel, Inc. (TICI) provides subadvisory services to the Fund and receives from Advisers fees based on the average daily net assets of the Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

Advisers agreed in advance to waive management fees for the Fund, as noted in the Statements of Operations.

The Fund reimburses Distributors up to .25%, .65%, and .65% per year of the average net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commission on sales of the Funds' shares, and received contingent deferred sales charges for the period of $305,216 and $16,052, respectively.

The Fund paid transfer agent fees of $219,435, of which $194,528 was paid to Investor Services.

4. INCOME TAXES

At April 30, 1999, the Fund had tax basis capital losses of $771,147, which may be carried over to offset future capital gains. Such losses expire in 2007.

At April 30, 1999, the Fund has deferred capital losses occurring subsequent to October 31, 1998 of $629,824. For tax purposes, such losses will be reflected in the year ending April 30, 2000.



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FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

Notes to Financial Statements (continued)

4. INCOME TAXES. (CONT.)

At April 30,1999, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

        Investments at cost.....................................  $ 291,062,244
                                                                  =============
        Unrealized appreciation.................................  $   8,681,583
        Unrealized depreciation.................................    (10,898,105)
                                                                  -------------
        Net unrealized depreciation.............................  $  (2,216,522)
                                                                  =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended April 30,1999 aggregated $226,223,368 and $105,259,658, respectively.

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund has been a party to financial instruments with off-balance sheet risk, primarily forward exchange contracts, in order to minimize the impact on the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At April 30,1999, the Fund did not have any outstanding forward exchange contracts.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 56.1% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund has investments in excess of 10% of its total net assets in Emerging Market Bonds and Foreign Government Bonds. Such concentration may subject the Fund more significantly to economic changes occurring within those sectors.



32

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FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Series Income Fund (one of the portfolios constituting the Franklin Strategic Series, hereafter referred to as the "Fund") at April 30,1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
June 4, 1999



                                                                              33

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FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

Tax Information

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 3.73% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year end April 30, 1999.



34

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